As filed with the Securities and Exchange Commission on May 10, 2024.

1933 Act File No.: 333-274984

1940 Act File No.: 811-23910

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No. 3	/X/
Post-Effective Amendment No.	/ /

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 3	/X/

VENERABLE VARIABLE INSURANCE TRUST

(Exact Name of Registrant as Specified in Charter)

1475 Dunwoody Drive, Suite 200

West Chester, PA 19380

(Address of Principal Executive Offices)

(800) 366-0066

(Registrant’s Telephone Number)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copies to:

Kristina Magolis VenerableTM 1475 Dunwoody Drive, Suite 200 West Chester, Pennsylvania 19380	Beau Yanoshik Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004

Approximate Date of Proposed Public Offering:  As soon as practicable following the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

PROSPECTUS	MAY 17, 2024

Venerable Variable Insurance Trust

Venerable High Yield Fund

Class/Ticker: V/VHYVX; I/VHYIX

Venerable Large Cap Index Fund

Class/Ticker: V/VVLVX; I/VVLIX

Venerable Moderate Allocation Fund

Class/Ticker: V/VMAVX; I/VMAIX

Venerable Strategic Bond Fund

Class/Ticker: V/VVBVX; I/VVBIX

Venerable US Large Cap Core Equity Fund

Class/Ticker: V/VVEVX; I/VVEIX

Venerable US Large Cap Strategic Equity Fund

Class/Ticker: V/VVSVX; I/VVSIX

Each Fund's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts") and to other investment companies.

NOT ALL FUNDS MAY BE AVAILABLE IN ALL JURISDICTIONS OR UNDER ALL VARIABLE CONTRACTS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY:  Venerable High Yield Fund

Investment Objective The Venerable High Yield Fund (the "Fund") seeks to earn a high level of current income with a secondary goal of seeking capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.65%	0.65%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.15%	0.15%
Total Annual Operating Expenses	1.10%	0.80%
Less Waivers and Reimbursements[2]	(0.38%)	0.00%
Total Annual Operating Expenses Less Waivers and Reimbursements	0.72%	0.80%

1  Other Expenses are based on estimated amounts for the current fiscal year.

2  Until August 16, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.72% for Class V shares and 0.80% for Class I shares. Termination or modification of these obligations prior to August 16, 2026 requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's contractual fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class V	$74	$272
Class I	$82	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities.

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to investment guidelines provided by the Adviser.

High yield debt securities are those that are rated below investment grade, also known as "junk bonds." High yield debt securities are rated at the time of purchase below the top four ratings categories by at least one independent rating agency such as S&P Global Ratings (S&P®) (rated BB+ and lower) and Moody's Investors Service (Moody's) (rated Ba1 and lower) or, if unrated, are determined to be of comparable quality by FT. Corporate issuers may include corporate or other business entities in which a sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest.

Lower-rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. Debt securities include bonds; notes; debentures; convertible securities; bank loans and corporate loans; and senior and subordinated debt securities.

The Fund may invest up to 100% of its total assets in high yield debt securities. The Fund may buy both rated and unrated debt securities, including securities rated below B by Moody's or S&P® (or deemed comparable by FT). The Fund may purchase loans and other direct indebtedness, including bank loans (also called "leveraged loans"). The Fund may also invest in defaulted debt securities.

The Fund may invest in debt securities of any maturity or duration. The Fund may invest in U.S. dollar denominated debt securities of issuers located in developed markets.

The Fund may purchase or receive equity securities and rights offerings, including in connection with restructurings.

The Fund may enter into certain derivative transactions, principally high yield credit default swaps and U.S. Treasury futures. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to interest rates, durations and credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. Derivatives that provide exposure to high yield corporate debt securities may be used to satisfy the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities.

The Adviser has also engaged Russell Investment Management, LLC ("RIM") to provide certain non-discretionary investment advice, such as sub-adviser research, sub-adviser due diligence and assistance to the Adviser in overseeing the services provided by FT.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund's investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

•  Non-Investment Grade Debt Securities ("High Yield" or "Junk Bonds"). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade debt securities. Accordingly, non-investment grade debt securities are considered speculative investments.

•  Global Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund's securities, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund's investments, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Active Management. Despite strategies designed to achieve the Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as FT expects. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that FT will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund characteristics, including risk, may be ineffective and/or cause the Fund to underperform.

•  Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security's value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•  Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•  Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.

•  Non-U.S. Debt. The value of an investment in non-U.S. debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

•  Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.

•  Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.

•  Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some small and medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

•  High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains.

•  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•  Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund is used as an investment by certain funds of funds and may have a large percentage of its shares owned by such funds. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund's portfolio. As a result, large redemption activity could adversely affect the Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund's performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Advisers

FT and RIM serve as discretionary and non-discretionary investment sub-advisers to the Fund, respectively.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Glenn Voyles, CFA	Senior Vice President Director of Portfolio Management, Corporate Bonds	August 2024
Patricia O'Connor, CFA	Vice President Portfolio Manager	August 2024
Jonathan Belk, CFA	Vice President, Portfolio Manager, Research Analyst	August 2024

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please see "Additional Fund Summary Information" on page 27 of this Prospectus.

FUND SUMMARY:  Venerable Moderate Allocation Fund

Investment Objective  The Venerable Moderate Allocation Fund (the "Fund") seeks, over the long-term, total investment return consistent with the preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I3
Management Fees	0.05%	0.05%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.15%	0.15%
Acquired Fund Fees and Expenses[1]	0.73%	0.73%
Total Annual Operating Expenses	1.23%	0.93%
Less Waivers and Reimbursements[2]	(0.34%)	0.00%
Total Annual Operating Expenses Less Waivers and Reimbursements	0.89%	0.93%

1  Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

2  Until August 16, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.89% for Class V shares. Termination or modification of these obligations prior to August 16, 2026 requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

3  Class I is not available for purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's contractual fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class V	$91	$321
Class I	$95	$296

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or "turn over" their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds' performance. Because the Fund and Underlying Funds are new, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund is a "fund of funds" that seeks to achieve its objective by investing in the other series of Venerable Variable Insurance Trust (the "Trust") included in this Prospectus (the "Underlying Funds"). The Fund's strategy of investing in a combination of Underlying Funds is intended to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. The following Underlying

Funds are equity funds in which the Fund may invest – Venerable Large Cap Index Fund, Venerable US Large Cap Core Equity Fund, and Venerable US Large Cap Strategic Equity Fund. The following Underlying Funds are fixed income funds in which the Fund may invest – Venerable High Yield Fund and Venerable Strategic Bond Fund. The Adviser has engaged Russell Investment Management, LLC ("RIM") to provide the day-to-day management of the Fund's portfolio pursuant to investment guidelines provided by the Adviser.

The Fund's approximate target strategic asset allocation is 60% equity and 40% fixed income. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. equity securities and U.S. and non-U.S. fixed income securities and derivatives.

The Adviser may modify the target strategic asset allocation for the Fund, including changes to the Underlying Funds in which the Fund invests or may invest, from time to time, without shareholder notice or approval. The Adviser's allocation decisions are generally based on the Adviser's outlook on the business and economic cycle, relative market valuations and market sentiment. The Fund's actual allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Investing in Affiliated Underlying Funds. The assets of the Fund are invested in shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Adviser is the adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.

•  Asset Allocation. There is no assurance that the asset allocation of the Fund will achieve the Fund's investment objective. Nor is there any assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if the Adviser's judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Venerable Large Cap Index Fund, Venerable US Large Cap Core Equity Fund, Venerable US Large Cap Strategic Equity Fund, Venerable High Yield Fund, and Venerable Strategic Bond Fund, which are also principal risks of investing in the Fund as a result of its investment in those funds.

•  Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some small and medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

•  Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund's investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

•  Non-Investment Grade Debt Securities ("High Yield" or "Junk Bonds"). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade debt securities. Accordingly, non-investment grade debt securities are considered speculative investments.

•  Global Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of an Underlying Fund's securities, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund's portfolio instruments or achieving an Underlying Fund's objective.

•  Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of an Underlying Fund's investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund's portfolio instruments or achieving an Underlying Fund's objective.

•  Active Management. Despite strategies designed to achieve an Underlying Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in an Underlying Fund and you could lose money. The securities selected for the portfolio may not perform as the Underlying Fund's discretionary sub-adviser or money managers expect. Additionally, securities selected may cause an Underlying Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that the discretionary sub-adviser will effectively assess an Underlying Fund's portfolio characteristics and it is possible that its judgments regarding an Underlying Fund's exposures may prove incorrect. In addition, actions taken to manage Underlying Fund characteristics, including risk, may be ineffective and/or cause an Underlying Fund to underperform.

•  Multi-Manager Approach. Certain Underlying Funds may be managed pursuant to a multi-manager approach, where multiple money managers are responsible for providing investment advice with respect to separate portions of the Underlying Fund's assets. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•  Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security's value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•  Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to an Underlying Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause an Underlying Fund to underperform other funds with similar investment objectives and strategies.

•  Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus an Underlying Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.

•  Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.

•  Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

•  Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. Investing in emerging markets debt may involve more risk than investments in developed country debt.

•  Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.

•  Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed securities.

•  Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.

•  Index-Based Investing. The Venerable Large Cap Index Fund uses an index replication strategy to seek to purchase the securities in an index (the "reference index") in order to track the reference index's performance. The Venerable Large Cap Index Fund will generally hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. The Venerable US Large Cap Core Equity Fund may use index-based strategies (including index replication and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models) to manage fund characteristics. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause an Underlying Fund's return to be lower than if the Underlying Fund employed a fundamental investment approach to security selection. Additionally, index-based strategies are subject to "tracking error" risk, which is the risk that the performance of an Underlying Fund will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows and operational inefficiencies.

•  Information Technology Sector Risk. To the extent that an Underlying Fund invests significantly in the information technology sector, the Underlying Fund will be sensitive to changes in, and the Underlying Fund's performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

•  Real Estate Investment Trusts ("REITs"). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants' credit.

•  High Portfolio Turnover Risk. An Underlying Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains.

•  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•  Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio.

•  Impact of Large Redemptions (Including Possible Underlying Fund Liquidation). The Underlying Funds may have a large percentage of their shares owned by the Fund and other fund of funds. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund's portfolio securities, higher Underlying Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Underlying Fund's portfolio. As a result, large redemption activity could adversely affect an Underlying Fund's ability to conduct its investment program which, in turn, could adversely impact the Underlying Fund's performance or may result in the Underlying Fund no longer remaining at an economically viable size, in which case the Underlying Fund may cease operations.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. The Adviser currently serves as the adviser of the Fund and the Underlying Funds and RIM currently serves as the sub-adviser of the Fund and certain of the Underlying Funds. Therefore, conflicts may arise as those persons fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Advisers

RIM serves as discretionary investment sub-adviser to the Fund.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Rob Balkema	Senior Director, Head of Multi-Asset, North America	August 2024
Olga Bezrokov	Senior Portfolio Manager	August 2024

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please see "Additional Fund Summary Information" on page 27 of this Prospectus.

FUND SUMMARY:  Venerable Large Cap Index Fund

Investment Objective  The Venerable Large Cap Index Fund (the "Fund") seeks to replicate the performance of a benchmark index that measures the investment return of large capitalization stocks as closely as possible before the deduction of Fund expenses.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.15%	0.15%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.13%	0.13%
Total Annual Operating Expenses	0.58%	0.28%
Less Waivers and Reimbursements[2]	(0.07%)	0.00%
Total Annual Operating Expenses Less Waivers and Reimbursements	0.51%	0.28%

1  Other Expenses are based on estimated amounts for the current fiscal year.

2  Until August 16, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.51% for Class V shares and 0.28% for Class I shares. Termination or modification of these obligations prior to August 16, 2026 requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's contractual fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class V	$52	$171
Class I	$29	$90

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in companies that are included in a benchmark index that measures the investment return of large capitalization stocks. Typically, the actual percentage is considerably higher. The Fund uses an index-based investment approach designed to track the Standard & Poor's 500 Index ("S&P 500 Index"), a widely recognized benchmark of U.S. stock market performance whose constituents are generally considered large capitalization stocks.

The Adviser has engaged Russell Investment Management, LLC ("RIM") to provide the day-to-day management of the Fund's portfolio pursuant to investment guidelines provided by the Adviser.

The Fund generally seeks to replicate the performance of the S&P 500 Index by giving approximately the same weight to a given stock as the index does. However, under extraordinary circumstances, the Fund may at times hold securities not included in the index or may not hold stocks in the same proportions as the index (for example, as a result of corporate actions with respect to stocks included in the index (such as mergers and spin-offs), legal restrictions that apply to the Fund but not to the index (such as diversification requirements), or liquidity considerations with respect to a stock or extraordinary circumstances (such as if trading in a stock has been halted)). The Fund may sell stocks that are represented in the index in anticipation of their removal from the index or buy stocks that are not yet represented in the index in anticipation of their addition to the index.

The Fund pursues a strategy to be fully invested by exposing its cash to the performance of the S&P 500 Index by purchasing index futures contracts.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry to the extent that the S&P 500 Index is also concentrated.

As of the date of this Prospectus, a significant portion of the S&P 500 Index consisted of securities of companies in the information technology sector.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.

•  Global Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund's securities, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  Index-Based Investing. The Fund uses an index replication strategy to seek to purchase the securities in an index (the "reference index") in order to track the reference index's performance. The Fund will generally hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund's return to be lower than if the Fund employed a fundamental investment approach to security selection. Additionally, index-based strategies are subject to "tracking error" risk, which is the risk that the performance of the Fund will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows and operational inefficiencies.

•  Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund's performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

•  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•  Industry Concentration Risk. To the extent the Fund concentrates its investments in one or more industries, the Fund will carry much greater risk of adverse developments in those industries than a fund that invests in a wide variety of industries.

•  Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund is used as an investment by certain funds of funds and may have a large percentage of its Shares owned by such funds. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund's portfolio. As a result, large redemption activity could adversely affect the Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund's performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Advisers

RIM serves as discretionary investment sub-adviser to the Fund.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Nick Zylkowski	Senior Director, Co-Head of Customized Portfolio Solutions	August 2024
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	August 2024

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please see "Additional Fund Summary Information" on page 27 of this Prospectus.

FUND SUMMARY:  Venerable Strategic Bond Fund

Investment Objective  The Venerable Strategic Bond Fund (the "Fund") seeks to maximize total return while investing to obtain the average duration specified below.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.45%	0.45%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.15%	0.15%
Total Annual Operating Expenses	0.90%	0.60%
Less Waivers and Reimbursements[2]	(0.10%)	0.00%
Total Annual Operating Expenses Less Waivers and Reimbursements	0.80%	0.60%

1  Other Expenses are based on estimated amounts for the current fiscal year.

2  Until August 16, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.80% for Class V shares and 0.60% for Class I shares. Termination or modification of these obligations prior to August 16, 2026 requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class V	$82	$267
Class I	$61	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities.

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to a multi-manager approach and investment guidelines provided by the Adviser, and FT has engaged multiple discretionary money managers affiliated with FT. FT allocates the Fund's assets to money manager strategies. The Fund's asset allocation may change at any time. The Fund's money managers select the individual portfolio instruments for the assets assigned to them. FT or the money managers manage the Fund's cash balances.

Although the Fund may invest in debt and fixed income securities of any maturity, under normal market circumstances, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by FT and the money managers based on the Bloomberg US Aggregate Bond Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Fund presently intends to limit its investments to U.S. dollar denominated securities, and currently anticipates that it will generally only purchase debt securities, which at the time of purchase, are rated at least Baa3 by Moody's Investors Service or BBB- by S&P Global Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated (as determined by the money manager). These securities are known as "investment grade securities." The Fund may invest in securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and may invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Fund may purchase loans and other direct indebtedness, including bank loans (also called "leveraged loans").

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps. Derivatives that provide exposure to debt and fixed income securities may be used to satisfy the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts. Other instruments may also be used from time to time.

The Adviser has also engaged Russell Investment Management, LLC ("RIM") to provide certain non-discretionary investment advice, such as sub-adviser and money manager research, sub-adviser and money manager due diligence and assistance to the Adviser in overseeing the services provided by FT and the money managers.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund's investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

•  Global Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund's securities, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund's investments, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Active Management. Despite strategies designed to achieve the Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as FT or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that FT will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund characteristics, including risk, may be ineffective and/or cause the Fund to underperform.

•  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•  Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security's value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•  Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•  Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.

•  Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.

•  Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

•  Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.

•  Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. Investments in emerging markets debt may involve more risk than investments in developed country debt.

•  Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.

•  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•  Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund is used as an investment by certain funds of funds and may have a large percentage of its shares owned by such funds. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund's portfolio. As a result, large redemption activity could adversely affect the Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund's performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Advisers

FT and RIM serve as discretionary and non-discretionary investment sub-advisers to the Fund, respectively.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Nick Hooten, CFA	Regional Head of Client Investment Solutions – Americas	August 2024
Thomas Nelson, CFA, CAIA	Head of Asset Allocation Portfolio Management	August 2024
Michael C. Buchannan, CFA	Co-Chief Investment Officer	August 2024
Keith A. Luna, CFA	Portfolio Manager	August 2024
Julien A. Scholnick, CFA	Portfolio Manager	August 2024
Theresa M. Veres	Portfolio Manager	August 2024
Mark S. Lindbloom	Head of Broad Markets	August 2024
Amit Chopra	Portfolio Manager	August 2024
S. Kenneth Leech	Co-Chief Investment Officer	August 2024

Money Managers

Western Asset Management Company, LLC, and Western Asset Management Company Limited serve as money managers to the Fund.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please see "Additional Fund Summary Information" on page 27 of this Prospectus.

FUND SUMMARY:  Venerable US Large Cap Core Equity Fund

Investment Objective  The Venerable US Large Cap Core Equity Fund (the "Fund") seeks to provide long term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.15%	0.15%
Total Annual Operating Expenses	1.05%	0.75%

1  Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class V	$107	$334
Class I	$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies economically tied to the U.S. The Fund defines large capitalization companies as those companies included in the Russell 1000® Index or within the capitalization range of the Russell 1000® Index, at time of purchase. In determining if a security is economically tied to the U.S., the Fund generally looks to the "country of risk" of the issuer as determined by a third party such as Bloomberg or based on a determination of the Fund's portfolio manager.

The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector.

The Adviser has engaged Russell Investment Management, LLC ("RIM") to provide the day-to-day management of the Fund's portfolio pursuant to a multi-style and multi-manager approach and investment guidelines provided by the Adviser, and the Adviser and RIM have engaged multiple money managers. RIM allocates the Fund's assets among itself and money managers strategies. The Fund's asset allocation may be changed at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments that RIM believes will achieve the Adviser's desired risk/return profile for the Fund. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts ("REITs"), that own and/or manage properties.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

•  Global Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund's securities, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund's investments, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Active Management. Despite strategies designed to achieve the Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund characteristics, including risk, may be ineffective and/or cause the Fund to underperform.

•  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•  Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security's value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•  Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund's exposures.

Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•  Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to "tracking error" risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

•  Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund's performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

•  Real Estate Investment Trusts ("REITs"). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants' credit.

•  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•  Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.

•  Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund is used as an investment by certain funds of funds and may have a large percentage of its Shares owned by such funds. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund's portfolio. As a result, large redemption activity could adversely affect the Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund's performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Advisers

RIM serves as discretionary investment sub-adviser to the Fund.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Megan Roach	Senior Director, Co-Head of Equity Portfolio Management	August 2024
Nick Haupt	Portfolio Manager, Equity	August 2024

Money Managers

Jacobs Levy Equity Management, Inc., J.P. Morgan Investment Management Inc., Allspring Global Investments, LLC and Mar Vista Investment Partners, LLC serve as money managers to the Fund.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please see "Additional Fund Summary Information" on page 27 of this Prospectus.

FUND SUMMARY:  Venerable US Large Cap Strategic Equity Fund

Investment Objective  The Venerable US Large Cap Strategic Equity Fund (the "Fund") seeks to provide long term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.15%	0.15%
Total Annual Operating Expenses	1.05%	0.75%
Less Waivers and Reimbursements[2]	(0.19%)	0.00%
Total Annual Operating Expenses Less Waivers and Reimbursements	0.86%	0.75%

1  Other Expenses are based on estimated amounts for the current fiscal year.

2  Until August 16, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fees), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.86% for Class V shares and 0.75% for Class I shares. Termination or modification of these obligations prior to August 16, 2026 requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class V	$88	$295
Class I	$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies economically tied to the U.S. The Fund defines large capitalization companies as those companies included in the Russell 1000® Index or within the capitalization range of the Russell 1000®, at the time of purchase. In determining if a security is economically tied to the U.S., the Fund generally looks to the "country of risk" of the issuer as determined by a third party such as Bloomberg or based on a determination of the Fund's portfolio manager.

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to a multi-style and multi-manager approach and investment guidelines provided by the Adviser, and FT has engaged certain money managers affiliated with FT to provide FT with their respective investment recommendations in the form of investment models on a non-discretionary basis, which FT utilizes in purchasing and selling securities for the Fund. The Fund's use of such investment models and the allocation of Fund assets may change at any time. FT also manages the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts.

The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. Derivatives that provide exposure to large capitalization companies economically tied to the U.S. may be used to satisfy the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in large capitalization companies economically tied to the U.S.

The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector.

The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts ("REITs"), that own and/or manage properties.

The Adviser has also engaged Russell Investment Management, LLC ("RIM") to provide certain non-discretionary investment advice, such as sub-adviser and money manager research, sub-adviser and money manager due diligence and assistance to the Adviser in overseeing the services provided by FT and the money managers.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

•  Global Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund's securities, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund's investments, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective.

•  Active Management. Despite strategies designed to achieve the Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as FT or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that FT will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund characteristics, including risk, may be ineffective and/or cause the Fund to underperform.

•  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•  Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security's value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•  Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•  Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund's performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

•  Real Estate Investment Trusts ("REITs"). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants' credit.

•  Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•  Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Advisers

FT and RIM serve as discretionary and non-discretionary investment sub-advisers to the Fund, respectively.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Nick Hooten, CFA	Regional Head of Client Investment Solutions – Americas	August 2024
Jacqueline Kenney, CFA	Vice President, Portfolio Manager	August 2024
Vaneet Chadha, CFA	Senior Vice President, Director of Style Premia/Volatility Management	August 2024

Money Managers

ClearBridge Investments, LLC and Brandywine Global Investment Management, LLC serve as money managers to the Fund.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please see "Additional Fund Summary Information" on page 27 of this Prospectus.

ADDITIONAL FUND SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Shares of the Funds are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts. Please refer to the prospectus for the appropriate Variable Contract for information on how to direct investments in, or sale from, an investment option corresponding to the Funds and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf.

Shares of the Funds may also be sold directly to other investment companies.

Tax Information

Distributions made by the Fund to a Variable Contract, and exchanges and redemptions of Fund shares made by a Variable Contract, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the prospectus for the appropriate Variable Contract for information regarding the federal income tax treatment of the distributions to your Variable Contract and the holders of the Variable Contracts.

Payments to Insurance Companies and Other Financial Intermediaries

Class V shares and Class I shares of the Funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies. Fees derived from a Fund's Distribution Plan (if applicable) may be paid to insurance companies, broker-dealers and other financial intermediaries for selling the Fund's shares to the clients of the insurance companies, broker-dealers or other financial intermediaries. See "Distribution Plan."

In addition, the Adviser or its affiliated entities, out of their own resources and without additional cost to a Fund or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or other financial intermediaries. Payments of such additional compensation may provide an incentive for insurance companies to make a Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser and its affiliated entities have not entered into any such arrangements.

The Adviser and its affiliated entities may also share their profits with affiliated insurance companies or other affiliated entities through inter-company payments. The sharing of such profits may provide an incentive for affiliated insurance companies to make a Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser intends to share all of its profits with affiliated insurance companies.

The insurance companies issuing Variable Contracts may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Contract Owners. Neither a Fund, the Adviser, nor the Trust's distributor are parties to these arrangements. Contract Owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker.

ADDITIONAL INFORMATION ABOUT THE FUNDS

More Information About the Funds' Investment Objectives

Each Fund's investment objective is a non-fundamental policy of the Fund and may be changed by the Board without the approval of shareholders.

There is no guarantee that a Fund will be able to achieve its investment objective, and it is possible to lose money by investing in a Fund.

More Information About the Funds' Principal Investment Strategies

A Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy of the Fund that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of determining compliance with a Fund's 80% investment policy, a Fund typically values a derivative position by reference to its notional value.

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are summarized in each Fund's "Fund Summary" section and are described in more detail in this section.

The following sections provide additional information regarding certain of the Funds' principal investment strategies.

VENERABLE HIGH YIELD FUND

Investment Objective

The Fund seeks to earn a high level of current income with a secondary goal of seeking capital appreciation.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities. The Fund is required to provide 60 days' notice to its shareholders prior to a change in this policy.

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to investment guidelines provided by the Adviser.

FT constructs the Fund's portfolio pursuant to investment guidelines provided by the Adviser. FT utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments that FT believes will achieve the Adviser's desired exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning or interest rates) for the Fund. FT monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Fund characteristics consistent with the Fund's investment objectives and strategies and the investment guidelines provided by the Adviser. For example, FT may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning.

High yield debt securities are those that are rated below investment grade, also known as "junk bonds." High yield debt securities are rated at the time of purchase below the top four ratings categories by at least one independent rating agency such as S&P Global Ratings (S&P®) (rated BB+ and lower) and Moody's Investors Service (Moody's) (rated Ba1 and lower) or, if unrated, are determined to be of comparable quality by FT. Corporate issuers may include corporate or other business entities in which a sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest.

Lower-rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. Debt securities include bonds; notes; debentures; convertible securities; bank loans and corporate loans; and senior and subordinated debt securities.

The Fund may invest up to 100% of its total assets in high yield debt securities. The Fund may buy both rated and unrated debt securities, including securities rated below B by Moody's or S&P® (or deemed comparable by FT). The Fund may purchase loans and other direct indebtedness, including bank loans (also called "leveraged loans"). Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to "high yield" or "junk" bonds. Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower's credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt. Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans. Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions. The Fund may also invest in defaulted debt securities.

The Fund may invest in debt securities of any maturity or duration. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

The Fund may invest in U.S. dollar denominated debt securities of issuers located in developed markets. As of the date of this Prospectus, the Fund considers developed markets to include Luxembourg, Canada, Japan, United Kingdom, Italy, France, Germany, Australia, Netherlands, Jersey, Belgium, Switzerland, Ireland, Spain, Austria, Sweden, Denmark and Finland.

The Fund's investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, FT may identify sectors of the fixed income market believed to be undervalued and focus its investments in those sectors. These sectors will differ over time. FT may attempt to anticipate shifts in interest rates and invest in securities it expects to perform well in relation to market indexes as a result of such shifts.

Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may invest in commercial paper, including asset-backed commercial paper.

The Fund may purchase or receive equity securities and rights offerings, including in connection with restructurings.

The Fund may enter into certain derivative transactions, principally high yield credit default swaps and U.S. Treasury futures. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to interest rates, durations and credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. Derivatives that provide exposure to high yield corporate debt securities may be used to satisfy the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities. The Fund's use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). FT may increase or decrease the Fund's cash reserves to seek to achieve the desired risk/return profile for the Fund, or in anticipation of large redemptions resulting from rebalancing by funds of funds.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security's characteristics or if the security is no longer consistent with the Fund's investment strategies.

The Adviser has also engaged Russell Investment Management, LLC ("RIM") to provide certain non-discretionary investment advice, such as sub-adviser research, sub-adviser due diligence and assistance to the Adviser in overseeing the services provided by FT.

VENERABLE MODERATE ALLOCATION FUND

Investment Objective

The Fund seeks, over the long-term, total investment return consistent with the preservation of capital.

Principal Investment Strategies

The Fund is a "fund of funds" and diversifies its assets by investing in shares of the Underlying Funds. The Fund's approximate target strategic asset allocation is 60% equity and 40% fixed income. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. equity securities and U.S. and non-U.S. fixed income securities and derivatives. The Fund intends its strategy of investing in combinations of equity and fixed income Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.

The Adviser may modify the target strategic asset allocation for the Fund, including changes to the Underlying Funds in which the Fund invests or may invest, from time to time, without shareholder notice or approval. The Adviser's allocation decisions are generally based on the Adviser's outlook on the business and economic cycle, relative market valuations and market sentiment. The Fund's actual allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

In the future, the Fund may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds. Information regarding the Fund's allocations to the Underlying Funds is available to shareholders at https://docs.venerable.com/#/venerable-variable-insurance-trust and on a periodic basis through the Fund's semiannual and annual reports, filed with the SEC. As discussed in the Statement of Additional Information, the Fund's portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is also publicly available on the SEC's website at https://www.sec.gov.

VENERABLE LARGE CAP INDEX FUND

Investment Objective

The Fund seeks to replicate the performance of a benchmark index that measures the investment return of large capitalization stocks as closely as possible before the deduction of Fund expenses.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in stocks that are included in the S&P 500 Index; typically, the actual percentage is considerably higher. The Fund is required to provide 60 days' notice to its shareholders prior to a change in this policy. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance and companies included in the index are generally considered large capitalization stocks.

The Adviser has engaged RIM to provide the day-to-day management of the Fund's portfolio pursuant to investment guidelines provided by the Adviser.

The Fund generally seeks to replicate the performance of the S&P 500 Index by giving approximately the same weight to a given stock as the index does. However, under extraordinary circumstances, the Fund may at times hold securities not included in the index or may not hold stocks in the same proportions as the index (for example, as a result of corporate actions with respect to stocks included in the index (such as mergers and spin-offs), legal restrictions that apply to the Fund but not to the index (such as diversification requirements), or liquidity considerations with respect to a stock or extraordinary circumstances (such as if trading in a stock has been halted)).The Fund may sell stocks that are represented in the index in anticipation of their removal from the index or buy stocks that are not yet represented in the index in anticipation of their addition to the index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry to the extent that the S&P 500 Index is also concentrated. As of the date of this Prospectus, a significant portion of the Index consisted of securities of companies in the information technology sector.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase the Fund's cash reserves in anticipation of large redemptions resulting from rebalancing by funds of funds.

The Fund pursues a strategy of being fully invested by exposing its cash to the performance of the S&P 500 Index by purchasing index futures contracts (also known as "equitization"). This is intended to cause the Fund to perform as though its cash were actually invested in the stocks included in the S&P 500 Index. At the direction of the Adviser, the Fund invests any remaining cash in short-term investments, including pooled investment vehicles that invest in short-term investments.

The S&P 500 Index and associated data are a product of S&P Dow Jones Indices LLC, its affiliates and/or their licensors and has been licensed for use by the Adviser. © 2024 S&P Dow Jones Indices LLC, its affiliates and/or their licensors. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC's indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor's Financial Services LLC ("SPFS") and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). Neither S&P Dow Jones Indices LLC, SPFS, Dow Jones, their affiliates nor their licensors ("S&P DJI") make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P DJI shall have no liability for any errors, omissions, or interruptions of any index or the data included therein.

VENERABLE STRATEGIC BOND FUND

Investment Objective

The Fund seeks to maximize total return while investing to obtain the average duration specified below.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities. The Fund is required to provide 60 days' notice to its shareholders prior to a change in this policy.

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to a multi-manager approach and investment guidelines provided by the Adviser, and FT has engaged multiple discretionary money managers affiliated with FT. FT oversees the Fund's money managers and allocates Fund assets among itself and multiple money manager investment strategies. The Fund's asset allocation may change at any time. The Fund's money managers select the individual portfolio instruments for the assets assigned to them. FT or the money managers manage the Fund's cash balances. FT also manages Fund assets not allocated to money manager strategies and may manage portions of the Fund during transitions between money manager strategies.

FT constructs the Fund's portfolio pursuant to investment guidelines provided by the Adviser. When constructing the Fund's portfolio, including determining how to allocate the Fund's assets among itself and the money managers' strategies, FT considers a variety of factors that impact the Fund's return potential and portfolio risks. These factors include the Fund's overall exposures, a money manager's investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager's typical investment portfolio. These characteristics include sector, industry, currency, credit and mortgage exposure, country risk, yield curve positioning and interest rates. FT also considers the manner in which money managers' historical and expected investment returns correlate with one another. In addition, FT may adjust allocations based on the Fund's overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

A money manager may be assigned a specific benchmark other than the Fund's index. However, the Fund's primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers' benchmark indices.

With respect to the portion of the Fund managed by FT and not allocated to money manager strategies, FT utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments that FT believes will achieve the Adviser's desired exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning or interest rates) for the Fund. FT monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Fund characteristics consistent with the Fund's investment objectives and strategies and the investment guidelines provided by the Adviser. For example, FT may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning.

Although the Fund may invest in debt and fixed income securities of any maturity, under normal market circumstances, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by FT and the money managers based on the Bloomberg US Aggregate Bond Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Fund presently intends to limit its investments to U.S. dollar denominated securities, and currently anticipates that it will generally only purchase debt securities, which at the time of purchase, are rated at least Baa3 by Moody's Investors Service or BBB- by S&P Global Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated (as determined by the money manager). These securities are known as "investment grade securities." The Fund may invest in securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may invest a substantial portion of its assets in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced ("TBA") securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage-backed securities, which may include Alternative A ("Alt-A") paper, subprime and/or non-conforming mortgages.

The Fund may invest a substantial portion of its assets in asset-backed securities, which may be backed by, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.

The Fund may purchase loans and other direct indebtedness, including bank loans (also called "leveraged loans"). Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to "high yield" or "junk" bonds. Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower's credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt. Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans. Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.

The Fund's investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.

The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the Fund may identify sectors of the fixed income market FT or a money manager believes to be undervalued and focus its investments in those sectors. These sectors will differ over time. FT or a money manager may attempt to anticipate shifts in interest rates and invest in securities it expects to perform well in relation to market indexes as a result of such shifts.

Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may invest in commercial paper, including asset-backed commercial paper.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps. Derivatives that provide exposure to debt and fixed income securities may be used to satisfy the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts. Other instruments may also be used from time to time. The Fund's use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). FT may increase or decrease the Fund's cash reserves to seek to achieve the desired risk/return profile for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds.

The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as "equitization"), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund's benchmark and FT may use the cash equitization process to manage Fund exposures. FT may not equitize a portion of the Fund's cash or use the cash equitization process to reduce market exposure. FT invests any remaining cash in (1) short-term investments and (2) fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may be backed by, among others, credit card and automobile loan receivables) and money market securities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security's characteristics or if the security is no longer consistent with the Fund's investment strategies.

The Adviser has also engaged Russell Investment Management, LLC ("RIM") to provide certain non-discretionary investment advice, such as sub-adviser and money manager research, sub-adviser and money manager due diligence and assistance to the Adviser in overseeing the services provided by FT and the money managers.

VENERABLE US LARGE CAP CORE EQUITY FUND

Investment Objective

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies economically tied to the U.S. The Fund is required to provide 60 days' notice to its shareholders prior to a change in this policy.

The Adviser has engaged RIM to provide the day-to-day management of the Fund's portfolio pursuant to a multi-style and multi-manager approach and investment guidelines provided by the Adviser, and the Adviser and RIM have engaged multiple money managers. RIM oversees and evaluates the Fund's money managers and allocates Fund assets among itself and multiple money manager investment strategies. The Fund's asset allocation may be changed at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which

RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund's cash balances and may manage portions of the Fund during transitions between money manager strategies.

With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM's allocation to each money manager's strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.

RIM constructs the Fund's portfolio pursuant to investment guidelines provided by the Adviser. When constructing the Fund's portfolio, including determining how to allocate the Fund's assets among itself and the money managers' strategies, RIM considers a variety of factors that impact the Fund's return potential and portfolio risks. These factors include the Fund's overall exposures, a money manager's investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may be different from the Fund's benchmark), as well as the characteristics of the money manager's typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers' historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund's overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments that RIM believes will achieve the Adviser's desired risk/return profile for the Fund. RIM monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Fund characteristics consistent with the Fund's investment objectives and strategies and the investment guidelines provided by the Adviser. Fund characteristics may be managed with the goal to offset undesired relative over- or under-weights to exposures such as volatility, momentum, value, growth, capitalization size, industry, sector or country in order to seek to achieve the desired risk/return profile for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund's cash reserves to seek to achieve the desired risk/return profile for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as "equitization"), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund's benchmark. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. At the direction of the Adviser, the Fund invests any remaining cash in short-term investments, including pooled investment vehicles that invest in short-term investments.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts ("REITs"), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.

The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security's characteristics or if the security is no longer consistent with the Fund's investment strategies.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large capitalization companies as those companies included in the Russell 1000® Index or within the capitalization range of the Russell 1000® Index. On April 28, 2023, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such large capitalization companies ranged from approximately $2.4 billion to $2.7 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the "country of risk" of the issuer as determined by a third party such as Bloomberg. An issuer's "country of risk" is determined based on several criteria, including, but not limited to, an issuer's country of domicile, the primary exchange on which an issuer's securities trade, the location from which the majority of an issuer's revenue is derived and an issuer's reporting currency. However, the Fund's portfolio manager may determine a security is economically tied to the U.S. based on other criteria or any of the aforementioned criteria. As a result, a security may be economically tied to more than one country. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

VENERABLE US LARGE CAP STRATEGIC EQUITY FUND

Investment Objective

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies economically tied to the U.S. The Fund is required to provide 60 days' notice to its shareholders prior to a change in this policy.

The Adviser has engaged Franklin Advisers, Inc. ("FT") to provide the day-to-day management of the Fund's portfolio pursuant to a multi-style and multi-manager approach and investment guidelines provided by the Adviser, and FT has engaged certain money managers affiliated with FT to provide FT with their respective investment recommendations in the form of investment models on a non-discretionary basis, which FT utilizes in purchasing and selling securities for the Fund. FT oversees the Fund's money managers and allocates Fund assets among itself and multiple money manager investment strategies. The Fund's use of such investment models and the allocation of Fund assets may change at any time. FT also manages Fund assets not allocated to money manager strategies and the Fund's cash balances and may manage portions of the Fund during transitions between money manager strategies.

With respect to the portion of the Fund that FT manages based upon money manager model portfolios, FT constructs a portfolio that represents the aggregation of the model portfolios based upon FT's allocation to each money manager's strategy. FT then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, FT purchases and sells securities at the times and in the manner considered by FT to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless FT determines that more frequent trading is appropriate due to changing market conditions or other significant factors.

FT constructs the Fund's portfolio pursuant to investment guidelines provided by the Adviser. When constructing the Fund's portfolio, including determining how to allocate the Fund's assets among itself and the money managers' strategies, FT considers a variety of factors that impact the Fund's return potential and portfolio risks.

These factors include the Fund's overall exposures, a money manager's investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager's typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. FT also considers the manner in which money managers' historical and expected investment returns correlate with one another. In addition, FT may adjust allocations based on the Fund's overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

A money manager may be assigned a specific benchmark other than the Fund's index. However, the Fund's primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers' benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

With respect to the portion of the Fund managed by FT and not allocated to money manager strategies, FT utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments that FT believes will achieve the Adviser's desired risk/return profile for the Fund. FT monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and seeks to manage Fund characteristics consistent with the Fund's investment objectives and strategies and the investment guidelines provided by the Adviser. Fund characteristics may be managed with the goal to offset undesired relative over- or under-weights to exposures such as volatility, momentum, value, growth, capitalization size, industry, sector or country in order to seek to achieve the desired risk/return profile for the Fund. FT may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). FT may increase or decrease the Fund's cash reserves to seek to achieve the desired risk/return profile for the Fund, or in anticipation of a transition to a new money manager.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as "equitization"), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund's benchmark. FT may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. At the direction of the Adviser, the Fund invests any remaining cash in short-term investments, including pooled investment vehicles that invest in short-term investments.

The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. Derivatives that provide exposure to large capitalization companies economically tied to the U.S. may be used to satisfy the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in large capitalization companies economically tied to the U.S.

The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts ("REITs"), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs").

The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security's characteristics or if the security is no longer consistent with the Fund's investment strategies.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large capitalization companies as those companies included in the Russell 1000® Index or within the capitalization range of the Russell 1000® Index. On April 28, 2023, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such large capitalization companies ranged from approximately $2.4 billion to $2.7 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index. In determining if a security is economically tied to the U.S., the Fund generally looks to the "country of risk" of the issuer as determined by a third party such as Bloomberg. An issuer's "country of risk" is determined based on several criteria, including, but not limited to, an issuer's country of domicile, the primary exchange on which an issuer's securities trade, the location from which the majority of an issuer's revenue is derived and an issuer's reporting currency. However, the Fund's portfolio manager may determine a security is economically tied to the U.S. based on other criteria or any of the aforementioned criteria. As a result, a security may be economically tied to more than one country.

Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

The Adviser has also engaged Russell Investment Management, LLC ("RIM") to provide certain non-discretionary investment advice, such as sub-adviser and money manager research, sub-adviser and money manager due diligence and assistance to the Adviser in overseeing the services provided by FT and the money managers.

Cash Management

A Fund's short-term cash balances may be invested on an overnight "sweep" basis in shares of one or more money market funds in order to more efficiently invest such cash balances.

Temporary Investing

Each Fund may invest without limit in cash, money market instruments and other short-term fixed income securities in an effort to protect the value of the Fund when changes in economic, financial, political or other conditions warrant. When a Fund engages in temporary defensive investing, it may not achieve its investment objective. A Fund may be invested in this manner for extended periods, which could result in lower returns and loss of market opportunity.

More Information About the Funds' Principal Investment Risks

An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and the principal risks the Funds are subject to. Please refer to the discussion following the chart for a discussion of principal risks, organized alphabetically, associated with types of securities held by the Funds and the investment practices employed by the Funds. Please note that the Statement of Additional Information includes information about non-principal risks to which the Funds may be subject in connection with their non-principal investment strategies.

Since the assets of the Venerable Moderate Allocation Fund (the "Fund of Funds") are invested in shares of several other Funds (the "Underlying Funds"), the Fund of Funds is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. As such, the principal risks associated with directly investing in the Underlying Funds are also risks of investing in the Fund of Funds as a result of its investment in the Underlying Funds.

Fund	Principal Risks
Venerable High Yield Fund	• Active Management Risk
• Security Selection
• Management of Fund Characteristics
• Fundamental Investing
• Quantitative Investing
• Equity Securities Risk
• Common Stocks
• Securities of Medium Capitalization Companies
• Securities of Small Capitalization Companies
• Preferred Stocks
• Fixed Income Securities Risk
• Non-Investment Grade Debt Securities ("High Yield" or "Junk Bonds")
• U.S. and Non-U.S. Corporate Debt Securities Risk
• Government Issued or Guaranteed Securities. U.S. Government Securities
• Distressed Securities
• Money Market Securities (Including Commercial Paper)
• Asset-Backed Commercial Paper
• Variable and Floating Rate Securities
• Credit and Liquidity Enhancements
• Repurchase Agreements
• Loans and Other Direct Indebtedness
• Non-U.S. Securities
• Non-U.S. Fixed Income Securities
• Derivatives (Futures Contracts, Options, Forwards and Swaps)
• Counterparty Risk
• Liquidity Risk
• High Portfolio Turnover Risk
• Impact of Large Redemptions (Including Possible Fund Liquidation)
• Global Financial Markets Risk
• Cash Management
Venerable Large Cap Index Fund	• Index-Based Investing
• Equity Securities Risk
• Common Stocks
• Derivatives (Futures Contracts, Options, Forwards and Swaps)
• Counterparty Risk
• Impact of Large Redemptions (Including Possible Fund Liquidation)
• Global Financial Markets Risk
• Industry Concentration Risk
• Information Technology Sector Risk
• Cash Management

Fund	Principal Risks
Venerable Moderate Allocation Fund	• Investing in Affiliated Underlying Funds • Asset Allocation • All of the Risks Listed for the Underlying Funds
Venerable Strategic Bond Fund	• Multi-Manager Approach
• Active Management Risk
• Security Selection
• Management of Fund Characteristics
• Fundamental Investing
• Quantitative Investing
• Fixed Income Securities Risk
• U.S. and Non-U.S. Corporate Debt Securities Risk
• Government Issued or Guaranteed Securities. U.S. Government Securities
• Money Market Securities (Including Commercial Paper)
• Asset-Backed Commercial Paper
• Variable and Floating Rate Securities
• Mortgage-Backed Securities
• Agency Mortgage-Backed Securities
• Privately-Issued Mortgaged Backed Securities
• Reverse Mortgages
• Asset-Backed Securities
• Credit and Liquidity Enhancements
• Repurchase Agreements
• Dollar Rolls
• Loans and Other Direct Indebtedness
• Non-U.S. Securities
• Non-U.S. Fixed Income Securities
• Emerging Markets Securities
• Emerging Markets Debt
• Derivatives (Futures Contracts, Options, Forwards and Swaps)
• Counterparty Risk
• Liquidity Risk
• Impact of Large Redemptions (Including Possible Fund Liquidation)
• Global Financial Markets Risk
• Cash Management

Fund	Principal Risks
Venerable US Large Cap Core Equity Fund	• Multi-Manager Approach
• Active Management Risk
• Security Selection
• Management of Fund Characteristics
• Index-Based Investing
• Non-Discretionary Implementation Risk
• Fundamental Investing
• Quantitative Investing
• Equity Securities Risk
• Common Stocks
• Value Stocks
• Growth Stocks
• Securities of Medium Capitalization Companies
• Derivatives (Futures Contracts, Options, Forwards and Swaps)
• Counterparty Risk
• Real Estate Investment Trusts ("REITs")
• Liquidity Risk
• Impact of Large Redemptions (Including Possible Fund Liquidation)
• Global Financial Markets Risk
• Information Technology Sector Risk
• Cash Management
Venerable US Large Cap Strategic Equity Fund	• Multi-Manager Approach
• Active Management Risk
• Security Selection
• Management of Fund Characteristics
• Non-Discretionary Implementation Risk
• Fundamental Investing
• Quantitative Investing
• Equity Securities Risk
• Common Stocks
• Value Stocks
• Growth Stocks
• Securities of Medium Capitalization Companies
• Derivatives (Futures Contracts, Options, Forwards and Swaps)
• Counterparty Risk
• Real Estate Investment Trusts ("REITs")
• Depositary Receipts
• Liquidity Risk
• Global Financial Markets Risk
• Information Technology Sector Risk
• Cash Management

Active Management Risk

Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve a Fund's investment objective, the values of investments will change with market conditions, and so will the value of any investment in a Fund and you could lose money. Investments in a Fund could be lost or a Fund could underperform other investments.

•  Security Selection

The securities or instruments chosen to be in a Fund's portfolio may not perform as expected. Security or instrument selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market. There are two types of methods to select securities, fundamental analysis and quantitative analysis. For more information about these methods, see Fundamental Investing and Quantitative Investing risks in this Prospectus.

•  Management of Fund Characteristics

There is no guarantee the Adviser will effectively assess a Fund's risk/return profile nor is there any guarantee that the discretionary sub-adviser will effectively assess a Fund's portfolio characteristics and it is possible that their judgments may prove incorrect. In addition, actions taken to manage a Fund's characteristics, including risk, may be ineffective and/or cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. The discretionary investment sub-adviser may utilize a variety of quantitative models and a variety of quantitative inputs and qualitative investment information and analysis in the management of a Fund's characteristics. For more information about quantitative investing, see the Quantitative Investing risk in this Prospectus. To seek to manage Fund characteristics, the discretionary investment sub-adviser may use index-based strategies, including index replication and optimized index sampling. For more information about these strategies, see the Index-Based Investing risk in this Prospectus.

Asset Allocation Risk

There is no assurance that the asset allocation of the Fund of Funds will achieve the Fund of Fund's investment objective. Nor is there any assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The Fund of Fund's ability to achieve its investment objective depends upon the Adviser's skill in determining the Fund of Fund's asset class allocation and in selecting the best mix of Underlying Funds. The value of your investment may decrease if the Adviser's judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in the Fund of Funds having exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform other management styles.

Cash Management Risk

A Fund may expose its cash to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives. This approach increases a Fund's performance if the particular market rises in value and reduces a Fund's performance if the particular market declines in value. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and the discretionary investment sub-adviser or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction and the related risk of having concentrated exposure to a counterparty. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Cyber Security and Other Operational Risks

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions and overall economic and financial market instability that adversely affect a Fund's ability to conduct business by, among other things, inhibiting the ability of employees of affiliates of the Funds or third-party service providers from performing their responsibilities. While the Funds seek to minimize such events through controls and oversight, there may still be events or failures that could cause losses to a Fund. In addition, as the use of technology increases, the Funds may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information or operational capacity or suffer data corruption. As a result, the Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches of the Funds' third-party service providers or issuers in which the Funds invest may also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds and the Funds' third-party service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed.

The Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security breaches and disruptive events. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, primarily because unknown threats and events may emerge in the future. There is no guarantee that such business continuity plans will be effective in reducing the risks associated with disruptive events or prevent cyber security breaches, especially because the Funds do not directly control the systems or operations of issuers in which a Fund may invest, trading counterparties or third-party service providers. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted by such disruptive events or cyber security incidents.

Depositary Receipts Risk

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. Certain Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through "sponsored" and "unsponsored" facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives (Futures Contracts, Options, Forwards and Swaps) Risk

Derivatives and other similar instruments are financial contracts whose value depends on, or is derived from, the value of an underlying instrument. Various derivative instruments are described in more detail under "Other Financial Instruments Including Derivatives" in the Statement of Additional Information. Derivatives may be used as a substitute for taking a position in the underlying instrument and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. A Fund may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.

Investments in a derivative instrument could lose more than the initial amount invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Certain Funds' use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause a Fund's performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes a Fund to a heightened risk of loss.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in conventional securities, physical commodities or other investments. Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund's predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter ("OTC") derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of a Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.

There is no assurance that a liquid secondary market will exist for certain derivatives in which a Fund may invest. Participation in the option or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in an option, forward, swap or futures contract.

Although a Fund will not borrow money in order to increase its trading activities, leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate or offset the Fund's obligations or the Fund's exposure to the risks associated with a transaction prior to its scheduled termination date.

Credit default swap contracts may involve greater risks than if a Fund invested in the reference obligation (the underlying debt upon which a credit derivative is based) directly since, in addition to the risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. The Funds may act as either the buyer or the seller of a credit default swap. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what the Fund pays to the buyer, resulting in a loss of value to the Fund.

Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. In addition, there may be disputes between the buyer and seller of a credit default swap agreement, or within the swaps market as a whole, as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs and/or margin requirements. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities ("CMBX").

Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund, which may be unlimited for uncovered call positions.

A Fund may be unable to close out its derivatives positions when desired.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the discretionary investment sub-adviser or the money manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the "CFTC") and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transactions that are economically equivalent to certain futures or options on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.

An SEC rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements.

Equity Securities Risk

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the performance of individual companies (company risk). Therefore, the value of an investment in a Fund may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments in the U.S. or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, pandemics, epidemics, terrorist attacks, war, economic sanctions and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

•  Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's debt instruments will take precedence over the claims of owners of common stocks.

•  Value Stocks

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

•  Growth Stocks

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

•  Securities of Medium Capitalization Companies

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of a Fund's portfolio.

•  Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.

•  Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

•  Rights, Warrants and Convertible Securities

Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but rights typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Convertible securities can be bonds, notes, debentures, preferred stocks or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a Fund, hence worsening the Fund's standing in the case of an issuer's insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Fixed Income Securities Risk

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise Interest rates have recently been increased from historical lows and may continue to increase in the future, though the timing or magnitude of future increases is difficult to predict. As a result, risks associated with rising interest rates are currently heightened. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risk. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions; (iii) Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money; (vi) Prepayment or call risk which is the risk that issuers may have a right to prepay their fixed income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid to purchase the securities; and (viii) Extension risk which is the risk that repayments of fixed income securities may occur more slowly than anticipated, particularly when interest rates rise, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have. In addition, certain fixed income transactions may give rise to a form of leverage including, among others, when-issued, delayed delivery or forward commitment transactions, reverse repurchase agreements, dollar rolls and other transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet asset coverage requirements.

Specific types of fixed income securities are also subject to additional risks which are described below.

•  Non-Investment Grade Debt Securities ("High-Yield" or "Junk Bonds")

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade debt securities and are considered speculative investments. They are especially subject to:

•  Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

•  Changes in the financial condition of their issuers;

•  Price fluctuations in response to changes in interest rates; and

•  Reduced liquidity compared to higher rated securities.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to a Fund. In the event of an issuer's bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.

•  U.S. and Non-U.S. Corporate Debt Securities Risk

U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security's market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, economic sanctions, war, and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose a Fund to greater risk than investments in U.S. corporate debt securities.

•  Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

•  Distressed Securities

Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, a Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than a Fund's original investment.

•  Municipal Obligations

Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer's ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect a Fund's net asset value and/or the distributions paid by a Fund. Certain municipal obligations in which a Fund invests may pay interest that is subject to the alternative minimum tax.

To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond to meet these requirements may cause the interest received by a Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by a Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

From time to time, a Fund may invest a substantial amount of its assets in municipal bonds the interest from which is paid from revenues of similar projects. If its investments are concentrated in this manner, a Fund will assume the legal and economic risks relating to such projects which may significantly impact a Fund's performance. Additionally, a Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase a Fund's exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

A Fund may invest in various types of municipal securities that are subject to different risks. These risks may include the following:

•  General Obligation Bonds Risk. Timely payments on general obligation bonds depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•  Revenue Bonds (including Industrial Development Bonds) Risk. Timely payments on revenue bonds, including industrial development bonds, depend on the money earned by the particular facility, or the amount of revenues derived from another source, and may be negatively affected by the general credit of the user of the facility.

•  Private Activities Bonds Risk. Private activities bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise's ability to do so.

•  Moral Obligation Bonds Risk. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•  Municipal Notes Risk. Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax) and that have a maturity that is generally one year or less. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, tax free commercial paper, project notes, variable rate demand notes, and tax free participation certificates. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

•  Municipal Lease Obligations Risk. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•  Pre-Refunded Municipal Bonds Risk. In the event a Fund sells a pre-refunded municipal bond prior to its maturity, the price received may be less than the bond's original cost, depending on market conditions at the time of sale.

•  Money Market Securities

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund's dividends (income) may decline because the fund must then invest in lower-yielding instruments. A Fund's ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

•  Asset-Backed Commercial Paper

Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.

•  Variable and Floating Rate Securities

A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.

•  Mortgage-Backed Securities

The value of mortgage-backed securities ("MBS") may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Residential mortgages are subject to the risks of delinquencies, defaults and losses, which may increase substantially over certain periods and affect the performance of the MBS in which certain Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced MBS (a "TBA") at a future date. At the time of purchase, the seller does not specify the particular MBS to be delivered. Instead, a Fund agrees to accept any MBS that meets specified terms agreed upon between the Fund and the seller. TBAs are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.

Collateralized mortgage obligations ("CMOs") are MBS that are collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having specific risk characteristics, payment structures and maturity dates. This creates different prepayment and market risks for each CMO class. The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). The principal and interest payments on the underlying mortgages may be allocated among the several tranches of a CMO in varying ways including "principal only," "interest only" and "inverse interest only" tranches. These tranche structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain structures, particular classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

Commercial mortgage-backed securities ("CMBS") include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities.

Adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.

•  Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration ("FHFA") conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae's or Freddie Mac's creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to a Fund.

•  Privately-Issued Mortgage Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government-sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately-issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

•  Reverse Mortgages

Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.

•  Asset-Backed Securities

Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of a Fund's asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market's assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security's weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund to dispose of any then existing holdings of such securities. Collateralized loan obligations ("CLOs") carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CLOs that are subordinate to other tranches; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•  Zero Coupon and Pay-in-Kind Bonds

Zero coupon bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon bonds generally are issued and traded at a discount from their face amount or par value. The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon bonds and are subject to similar influences and risks.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

•  Credit and Liquidity Enhancements

Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by a Fund. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a

Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

•  Repurchase Agreements

Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by a Fund are not within its control and therefore the realization by a Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

•  Dollar Rolls

A Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.

•  Loans and Other Direct Indebtedness

Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund's ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on the discretionary investment sub-adviser and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. The market for loan obligations may be subject to extended trade settlement periods (which may exceed seven (7) days). Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund's redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.

The highly leveraged nature of many such loans, including floating rate "bank loans" or "leveraged loans," and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and "high yield" or "junk bonds." Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund's claims on any collateral securing the loan are greater in highly leveraged transactions.

In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Funds are exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Fund.

As a Fund may be required to rely upon an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary.

Fundamental Investing Risk

A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security's value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach are subject to significant losses when the actual market prices of securities are materially different than from the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by a discretionary investment sub-adviser or a money manager may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Global Financial Markets Risk

Global economies and financial markets are increasingly interconnected and political and economic conditions (including instability and volatility due to international trade disputes) and events (including natural disasters, pandemics, epidemics, social unrest and government shutdowns) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. This could occur whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries directly affected. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. This could cause a Fund to underperform other types of investments.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. During the recent global financial crisis, instability in the financial markets led governments across the globe to take a number of unprecedented actions designed to support the financial markets. More recently, instability in financial markets caused governments across the globe to again take certain actions designed to support financial markets as well as financial and other institutions in light of extreme financial market volatility. There is no guarantee that these actions will have their intended effect on financial markets. Future government regulation and/or intervention could also change the way in which a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund's ability to achieve its investment objective. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect a Fund's investments in ways that are unforeseeable.

Furthermore, a country's economic conditions, political events, military action and/or other conditions may lead to foreign government intervention and the imposition of economic sanctions. Such sanctions may include (i) the prohibition, limitation or restriction of investment, the movement of currency, securities or other assets; (ii) the imposition of exchange controls or confiscations; and (iii) barriers to registration, settlement or custody. Sanctions may impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, which may negatively impact the value and/or liquidity of such investments.

In certain countries, including the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the global financial crisis. High levels of national debt may raise concerns that a government will be unable to pay investors at maturity, may cause declines in currency valuations or prevent such government from implementing effective fiscal policy. Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. Because certain Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt.

From time to time, outbreaks of infectious illness, public health emergencies and other similar issues ("public health events") may occur in one or more countries around the globe. Such public health events have had significant impacts on both the country in which the event is first identified as well as other countries in the global economy. Public health events have reduced consumer demand and economic output in one or more countries subject to the public health event, resulted in restrictions on trading and market closures (including for extended periods of time), increased substantially the volatility of financial markets, and, more generally, have had a significant negative impact on the economy of the country or countries subject to the public health event. Public health events have also adversely affected the global economy, global supply chains and the securities in which the Funds invest across a number of industries, sectors and asset classes. The extent of the impact depends on, among other factors, the scale and duration of any such public health event. Public health events have resulted in the governments of affected countries taking potentially significant measures to seek to mitigate the transmission of the infectious illness or other public health issue including, among other measures, imposing travel restrictions and/or quarantines and limiting the operations of non-essential businesses. Any of these events could adversely affect a Fund's investments and performance, including by exacerbating other pre-existing political, social and economic risks. Governmental authorities and other entities may respond to such events with fiscal and/or monetary policy changes. It is not guaranteed that these policy changes will have their intended effect and it is possible that the implementation of or subsequent reversal of such policy changes could increase volatility in financial markets, which could adversely affect a Fund's investments and performance.

The Adviser, discretionary investment sub-adviser, and money managers will monitor developments in financial markets and seek to manage a Fund in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so. In addition, the Trust has established procedures to value instruments for which market prices may not be readily available.

High Portfolio Turnover Risk

Certain Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates and higher transaction costs than that of a typical mutual fund and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. These effects of higher than normal portfolio turnover may adversely affect Fund performance. Higher portfolio turnover rates may also increase a Fund's operational risk.

Illiquid Investments Risk

An illiquid investment is one that is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. A Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.

Impact of Large Redemptions (Including Possible Fund Liquidation)

Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before the discretionary investment sub-adviser or the money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent a Fund is invested in a money market fund, regulations applicable to money market funds may require or permit a money market fund to impose redemption fees during times of market stress. Large redemptions in a Fund may also result in increased expense ratios (including as a result of the Fund's expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to a Fund's portfolio securities which may cause non-redeeming shareholders in the Fund to receive larger capital gain distributions than they otherwise would have received during or with respect to the year in which such large redemptions occur, higher Fund cash levels in anticipation of the redemption (which may persist for an extended period of time), higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund's portfolio because the Fund may be unable to sell illiquid investments at its desired time or price or the price at which the securities have been valued for purposes of the Fund's net asset value. As a result, the large redemption activity could adversely affect the Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund's performance.

The Fund is used as an investment for funds of funds that have the same investment adviser as the Fund. Under these circumstances, the Fund may have (and certain of the Funds currently do have) a large percentage of it shares owned by such funds of funds. Should the Adviser change investment strategies such that fewer assets are invested in a Fund or a Fund is no longer used as an investment, the Fund could experience large redemptions of its shares up to, and including, the entire investment held by the funds of funds. Large redemptions may result in a Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.

Index-Based Investing Risk

The Venerable Large Cap Index Fund uses an index replication strategy to seek to purchase the securities in an index (the "reference index") in order to track the reference index's performance. The Fund will generally hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector.

The Venerable US Large Cap Core Equity Fund may use index-based strategies, including index replication and optimized index sampling, for certain purposes, including to seek to manage Fund characteristics. Optimized index sampling strategies do not attempt to purchase every security in the reference index, but instead purchase a sampling of securities using optimization and risk models. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon the reference index in order to achieve desired Fund characteristics. Unlike index replication strategies, optimized index sampling strategies do not seek to fully replicate the reference index and a Fund may not hold all the securities and may hold securities not included in the reference index.

A Fund may hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund's return to be lower than if the Fund employed a fundamental investment approach to security selection.

Additionally, index-based strategies are subject to "tracking error" risk, which is the risk that the performance of a Fund will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows and operational inefficiencies. Tracking error may be greater for a Fund employing an optimized index sampling strategy.

Industry Concentration Risk

A Fund that concentrates its investments in one or more industries carries a much greater risk of adverse developments in those industries than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

Information Technology Sector Risk

To the extent that a Fund invests significantly in the information technology sector, a Fund will be sensitive to changes in, and the Fund's performance may depend to a greater extent on, the overall condition of the information technology sector. The information technology sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation. Companies in the technology sector may also be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, corporate capital expenditure and competition for the services of qualified personnel. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company's loss or impairment of these rights may adversely affect the company's profitability. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Investing in Affiliated Underlying Funds Risk

Since the assets of the Fund of Funds are invested in the Underlying Funds, the investment performance of the Fund of Funds is directly related to the investment performance of the Underlying Funds in which it invests. The Fund of Funds has no control over the Underlying Funds' investment strategies. The Adviser is the adviser for both the Fund of Funds and the Underlying Funds. Because the Adviser's profitability on the Underlying Funds varies from fund to fund, in determining the allocation of the Fund of Funds among the Underlying Funds, the Adviser may be deemed to have a conflict of interest. The Adviser, however, is a fiduciary to the Fund of Funds and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security's underlying collateral. In such cases, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such investments or instruments, a Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, to the extent a Fund trades in illiquid or less liquid markets, it may be unable to dispose of or purchase investments at favorable prices in order to satisfy redemptions or subscriptions. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of a Fund's investments, result in greater market or liquidity risk or cause difficulty valuing a Fund's portfolio instruments or achieving a Fund's objective. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as a lack of a liquid trading market.

Master Limited Partnerships ("MLPs") Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.

Multi-Manager Approach

While the investment strategies employed by a Fund's money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by a Fund's multiple money managers may result in a Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities, higher brokerage commissions and other transaction costs. The success of a Fund's investment strategy depends on, among other things, the Adviser's skill in selecting money managers based on recommendations from the discretionary investment sub-adviser, the discretionary investment sub-adviser's skill in allocating assets among itself and money managers, and the discretionary investment sub-adviser and a money manager's skill in executing the relevant investment strategy and selecting investments for the Fund.

Non-Discretionary Implementation Risk

With respect to the portion of a Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause a Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio. In addition, the discretionary investment sub-adviser may deviate from the model portfolios provided by non-discretionary money managers for various purposes and this may cause a Fund's return to be lower than if the discretionary investment sub-adviser had implemented the model portfolio as provided by the money manager.

Non-U.S. Securities Risk

A Fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund's foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund's portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

•  Non-U.S. Fixed Income Securities

A Fund's non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. They may also be issued by non-U.S. government agencies or instrumentalities. No assurance can be given that a non-U.S. government will provide financial support to government agencies or instrumentalities and therefore bonds issued by non-U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with these foreign investments.

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.

•  Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund's portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Emerging market countries may also be more likely to experience the imposition of economic sanctions by foreign governments. For more information about sanctions, see the Global Financial Markets Risk in this Prospectus.

•  Emerging Markets Debt

A Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments or corporations, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Quantitative Investing Risk

Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts. This could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to a Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest as a result of the factors used in the analysis, the weight placed on each factor, and changes in underlying market conditions. As market dynamics shift over time, a previously successful input or model may become outdated and result in losses. Inputs or models may be flawed or not work as anticipated and cause a Fund to underperform other funds with similar objectives and strategies. Certain inputs and models may utilize third-party data and models that discretionary investment sub-adviser believes to be reliable. However, the Adviser, the discretionary investment sub-adviser and any money managers do not guarantee the accuracy of third-party data or models.

Real Estate Securities Risk

Just as real estate values go up and down, the value of the securities of real estate companies in which a Fund invests also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•  Real Estate Investment Trusts ("REITs")

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants' credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing to maintain their exemption from certain federal securities laws. The value of a REIT may also be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Securities of Other Investment Companies Risk

If a Fund invests in other investment companies, including exchange traded funds ("ETFs"), shareholders will bear not only their proportionate share of the Fund's expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of a Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.

MANAGEMENT

Investment Adviser

Venerable Investment Advisers, LLC located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380, has overall responsibility for the management of each Fund. The Adviser oversees all investment advisory and portfolio management services.

The Adviser is a wholly-owned subsidiary of Venerable Holdings, Inc. ("Venerable"). Venerable owns and manages legacy variable annuity business acquired from other entities. Created by an investor group led by affiliates of Apollo Global Management, Inc., Crestview Partners, Reverence Capital Partners, L.P. ("Reverence Capital"), and Athene Holdings, Ltd., Venerable is a business with well-established, strategic investors, experienced in successfully building and growing insurance businesses with patient, long-term capital.

As of the date of this Prospectus, the Adviser does not serve as investment adviser for any investment assets.

Sub-Advisers and Money Managers

The Adviser acts as a "manager-of-managers" for each Fund. The Adviser has ultimate responsibility, subject to the oversight of each Fund's Board, to oversee any sub-adviser and money manager and to recommend the hiring, termination, or replacement of sub-advisers and money managers. Although, under the Funds' multi-manager structure, the Adviser, with the assistance of RIM and/or FT, is ultimately responsible for oversight of the services provided by the Funds' money managers and for providing reports to the Board regarding the money managers' activities, the Board, the officers, the Adviser and RIM and/or FT do not evaluate the investment merits of a money manager's individual security selections.

Under the terms of each sub-management agreement and each money manager agreement, an agreement can be terminated by the Adviser, the Board, or the sub-adviser or money manager, provided that the conditions of such termination are met. In addition, an agreement may be terminated by each Fund's shareholders. In the event a sub-management agreement or money manager agreement is terminated, the sub-adviser or money manager may be replaced subject to any regulatory requirements or the Adviser, or RIM or FT (as applicable), may assume day-to-day investment management of all or a portion of the Fund.

RIM Discretionary Funds

With respect to the Venerable Large Cap Index Fund, the Venerable Moderate Allocation Fund, and the Venerable US Large Cap Core Equity Fund (collectively, the "RIM Discretionary Funds"), the Adviser has engaged RIM to provide the day-to-day management of each Fund's portfolio. RIM's office is located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIM was established in 1982 and pioneered the "multi-style, multi-manager" investment method in mutual funds and, as of February 29, 2024, managed over $39.3 billion in 39 mutual fund portfolios. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. ("TA Associates") indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly hold a significant minority ownership interest in RIM and its affiliates ("Russell Investments"). Certain of Russell Investments' employees and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

Other than with respect to the Venerable Large Cap Index Fund and Venerable Moderate Allocation Fund, RIM allocates each RIM Discretionary Fund's assets among itself and multiple money manager investment strategies. RIM may change a RIM Discretionary Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The money managers are listed under "Money Manager Information" below. With respect to the Venerable Large Cap Index Fund and Venerable Moderate Allocation Fund, RIM directly manages each Fund's assets and does not employ money managers.

With respect to the RIM Discretionary Funds, each money manager has a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund. Each money manager must operate within each Fund's investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIM, in consultation with the Adviser. RIM, in consultation with the Adviser, develops such parameters for each money manager based on a Fund's investment program and RIM's assessment of the money manager's expertise and investment style. By assigning more specific parameters to each money manager, RIM attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion.

RIM Portfolio Managers

Rob Balkema

Senior Director, Head of Multi-Asset, North America since March 2020. From May 2016 to February 2020, Mr. Balkema was a Senior Portfolio Manager. Mr. Balkema shares primary responsibility for the management of Venerable Moderate Allocation Fund with Ms. Bezrokov.

Olga Bezrokov

Senior Portfolio Manager since March 2024. Ms. Bezrokov was a Portfolio Manager from March 2021 to February 2024. From March 2020 to February 2021, Ms. Bezrokov was an Associate Portfolio Manager. From March 2019 to February 2020, Ms. Bezrokov was a Senior Portfolio Analyst. Ms. Bezrokov shares primary responsibility for the management of the Venerable Moderate Allocation Fund with Mr. Balkema.

Jeremy Field

Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. Mr. Field was a Portfolio Manager from March 2017 to February 2022. Mr. Field shares primary responsibility for the management of the Venerable Large Cap Index Fund with Mr. Zylkowski.

Nick Haupt

Portfolio Manager, Equity since March 2022. From March 2021 to February 2022, Mr. Haupt was an Associate Portfolio Manager. From March 2016 to February 2021, Mr. Haupt was a Senior Portfolio Analyst. Mr. Haupt shares primary responsibility for the management of the Venerable US Large Cap Core Equity Fund with Ms. Roach.

Megan Roach

Senior Director, Co-Head of Equity Portfolio Management since October 2022. From October 2021 to September 2022, Ms. Roach was Director, Head of Portfolio Management, North America. From March 2020 to September 2021, Ms. Roach was Director, Senior Portfolio Manager, Equity. From March 2018 to February 2020, Ms. Roach was a Senior Portfolio Manager. Ms. Roach shares primary responsibility for the management of the Venerable US Large Cap Core Equity Fund with Mr. Haupt.

Nick Zylkowski

Senior Director, Co-Head of Customized Portfolio Solutions since August 2023. Mr. Zylkowski was Director, Proprietary Strategies, Equity from March 2020 to July 2023. From March 2018 to February 2020, Mr. Zylkowski was a Senior Portfolio Manager. Mr. Zylkowski shares primary responsibility for the management of the Venerable Large Cap Index Fund with Mr. Field.

Information about the portfolio managers' compensation, other accounts they manage, and their ownership of securities of the Funds is available in the Statement of Additional Information.

FT Discretionary Funds

With respect to the Venerable High Yield Fund, the Venerable Strategic Bond Fund and the Venerable US Large Cap Strategic Equity Fund (collectively, the "FT Discretionary Funds"), the Adviser has engaged FT to provide the day-to-day management of each Fund's portfolio and has engaged RIM to provide certain non-discretionary investment advice, such as sub-adviser and money manager research, sub-adviser and money manager due diligence and assistance to the Adviser in overseeing the services provided by FT and the money manager. FT's office is located at One Franklin Parkway, San Mateo, CA 94403-1906. FT is a wholly-owned subsidiary of Franklin Resources, Inc. Together, FT and its affiliates manage, as of February 29, 2024, $1.622 trillion in assets, and have been in the investment management business since 1947.

Other than with respect to the Venerable High Yield Fund, FT allocates each FT Discretionary Fund's assets among itself and multiple money manager investment strategies. FT may change a FT Discretionary Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The money managers for the FT Discretionary Funds are affiliated with FT. The money managers are listed under "Money Manager Information" below. With respect to the Venerable High Yield Fund, FT manages the Fund's assets.

With respect to the FT Discretionary Funds, a money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to FT representing its investment recommendations, based upon which FT purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment. Assets not allocated to discretionary money managers are managed by FT. Each discretionary money manager has complete discretion to select portfolio securities for its segment of a Fund's assets. Each non-discretionary money manager provides FT with a model portfolio, based upon which FT purchases and sells securities for a Fund. Each money manager must operate within each Fund's investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by FT, in consultation with the Adviser. FT, in consultation with the Adviser, develops such parameters for each money manager based on a Fund's investment program and FT's assessment of the money manager's expertise and investment style. By assigning more specific parameters to each money manager, FT attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion.

FT Portfolio Managers

Glenn Voyles, CFA

Senior Vice President; Director of Portfolio Management, Corporate Bonds, Franklin Templeton Fixed Income. In addition to overseeing the corporate credit portfolio management team, Mr. Voyles' is the lead or co-portfolio manager of various US and global high yield accounts. Mr. Voyles joined Franklin Templeton in 1993. Prior to being appointed the Director of Portfolio Management, he was a high yield portfolio manager and research analyst with primary coverage of the energy sector. Mr. Voyles holds a B.A. in economics from Stanford University. He is a Chartered Financial Analyst (CFA) charterholder, a member of Security Analysts of San Francisco (SASF), and the CFA Institute.

Patricia O'Connor, CFA

Vice President; Franklin Templeton Fixed Income. Ms. O'Connor is responsible for co-managing multiple U.S. and global high yield funds, institutional separate accounts, and strategic income and multi-sector credit funds. Ms. O'Connor has over 24 years of experience in the financial services industry. Prior to her current role, Ms. O'Connor was a financial analyst for Morgan Stanley. She also was previously with Deutsch Bank and Arthur Anderson. Ms. O'Connor joined Franklin Templeton in 1997 as a high yield research analyst. Ms. O'Connor holds a bachelor of science in accounting from Lehigh University, and a MBA in finance and economics from University of Chicago. She is a Chartered Financial Analyst (CFA) charterholder, and a member of the CFA Society of San Francisco and the CFA Institute.

Jonathan Belk, CFA

Vice President; Franklin Templeton Fixed Income. Mr. Belk is responsible for the analysis of primarily high yield corporate bonds in the media and broadcasting sectors, industrials (manufacturing, machinery, equipment rental, and business to business services), and investment grade manufacturing, machinery, and environmental sectors. Mr. Belk has over 17 years of experience in the financial services industry. Prior to his current role, Mr. Belk was a manager of valuation services at KPMG. Mr. Belk joined Franklin Templeton in 2004 as a research analyst. Mr. Belk holds a bachelor of arts in history from Dartmouth College and a MBA from the University of California at Berkeley. He is a Chartered Financial Analyst (CFA) charterholder and a member of both the Security Analysts of San Francisco (SASF) and the CFA Institute. Mr. Belk also is a retired Certified Public Accountant (CPA).

Nick Hooten, CFA

Regional Head of Client Investment Solutions (Americas) for Franklin Templeton Investment Solutions ("FTIS"). Mr. Hooten is the regional head of client investment solutions (Americas) for FTIS. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jacqueline Kenney, CFA

Vice President, Portfolio Manager for FTIS. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan.

Vaneet Chadha, CFA

Vice President, Portfolio Manager and director of Style Premia and Volatility Management for FTIS. Prior to joining Franklin Templeton in 2012, Mr. Chadha served as a quantitative developer at Citadel LLC. He entered the financial services industry in 2005. He holds a Bachelor of Computer Engineering from University of Delhi and a M.S. in Quantitative and Computational Finance from Georgia Institute of Technology.

Theresa Veres

Portfolio Manager at Western Asset. She has 35 years of industry experience, and works in the Pasadena office. Theresa is dedicated to managing Insurance strategies which include capital efficient Bank Owned Life Insurance (BOLI) portfolios. Previously, Theresa served as Director and Portfolio Manager with Citigroup Asset Management and as Vice President with Salomon Brothers Inc. Theresa holds a Bachelor of Science degree from Drexel University.

Keith Luna

Portfolio Manager/Research Analyst at Western Asset and has more than 20 years of experience. Before transitioning into his current role, Keith was a Portfolio Analyst with the Firm. Prior to joining Western Asset in 2003, he was a Senior Research Associate with Techknowledge Point Corporation and a Research Analyst with the Investment Group of Santa Barbara. Keith holds an MBA from the University of California, Los Angeles, and a Bachelor of Arts from Westmont College. As an undergraduate he completed Messiah College's International Business Institute study in Europe. He is also a CFA® charterholder.

Julien Scholnick

Portfolio Manager at Western Asset and has more than 25 years of experience. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners and as a Senior Analyst with Arthur Andersen, LLP. Mr. Scholnick holds a Bachelor of Arts degree from the University of California, Los Angeles, and an MBA from Cornell University. He also holds the CFA designation.

Kenneth Leech

Co-Chief Investment Officer at Western Asset and has more than 46 years of industry experience. Ken joined the Firm in 1990, and from 1991 to 2022, assets under management grew from just over $5 billion to $421.0 billion. He leads the Global and US Strategy Committees with Michael Buchanan. Ken also serves on the Market & Credit Risk Committee, which determines and monitors internal and external risk guidelines, and reviews market and credit risk issues. From 2002–2004, he served as a member of the Treasury Borrowing Advisory Committee. In 2017, Ken and the Western Asset team were nominated for Morningstar's US Fixed-Income Manager of the Year, the third time in four years. Over the last 20 years, the team has been nominated six times, most recently winning the award in 2014. Ken was inducted into the Fixed-Income Analyst Society Hall of Fame in 2007. Prior to joining Western Asset, Ken was a Portfolio Manager with Greenwich Capital Markets, The First Boston Corporation and the National Bank of Detroit. He is a graduate of the University of Pennsylvania's Wharton School. In his four years there, he received three degrees: a Bachelor of Arts, a Bachelor of Science and an MBA, graduating summa cum laude.

Michael Buchanan

Co-Chief Investment Officer at Western Asset and has been in the fixed-income industry since 1990. As Co-CIO, he leads the Global and US Strategy Committees with Ken Leech. Michael has direct oversight of Western Asset's Global Credit Team, which covers the US and non-US investment-grade, high-yield and bank loan sectors, as well as the Firm's Structured Credit and Emerging Market Teams. He also leads the Global Credit Committee, which ultimately determines overall firmwide credit themes. Prior to joining Western Asset in 2005, Michael served as Managing Director and Head of US Credit Products at Credit Suisse Asset Management and as Executive Vice President and Portfolio Manager at Janus Capital Management. He also worked at BlackRock Financial Management as Managing Director and Portfolio Manager and at Conseco Capital Management as Vice President and Portfolio Manager. Michael graduated with honors from Brown University. He holds a Bachelor of Arts in Economics, and is a CFA® charterholder.

Mark S. Lindbloom

Mark S. Lindbloom is the Head of Broad Markets at Western Asset. He has 46 years of industry experience, and works in the Pasadena office. Mark is a member of the Firm's Global Investment Strategy Committee, US Broad Strategy Committee as well as the Market & Credit Risk Committee. Additionally, he leads the Investment Advisory Committee which critically examines Western Asset's investment approaches and serves as a platform for debating these strategies and discussing broader economic issues that could potentially affect them. Prior to joining Western Asset in 2005, Mark was a Portfolio Manager at Citigroup Asset Management and at Brown Brothers Harriman & Company. He has also worked as an Analyst at New York Life Insurance.

Mark holds an MBA from Pace University and a Bachelor of Science from Rider University. Along with CIO Ken Leech and Portfolio Manager Carl Eichstaedt, Mark was named Morningstar's 2014 US Fixed-Income Manager of the Year for the Western Asset Core Bond and the Western Asset Core Plus Bond funds.

Amit Chopra, CFA

Amit Chopra is a Portfolio Manager at Western Asset Management Company, LLC focusing on long duration, liability driven investment (LDI) and customized strategies. He is a member of the US Broad Strategy Committee, which sets the overall themes for US broad market investment strategies. He joined the Firm in 2016. Prior to joining Western Asset, Mr. Chopra was Senior Vice President of Portfolio Management at Pacific Investment Management Company (PIMCO). His portfolio management responsibilities included PIMCO's Long Duration Treasury, Extended Duration Treasury and Long Duration Government/Credit mutual funds as well as long duration and LDI separate accounts. Prior to working with PIMCO, Mr. Chopra was an Associate with Blackrock Financial in New York.

Mr. Chopra holds a Bachelor of Science in Finance and Business Economics from the University of Southern California, where he graduated with Honors. He also holds the CFA designation.

Information about the portfolio managers' compensation, other accounts they manage, and their ownership of securities of the Funds is available in the Statement of Additional Information.

Manager of Managers Arrangement

The Trust and the Adviser have applied for exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new sub-advisers and money managers, including sub-advisers and money managers affiliated with the Adviser, without obtaining shareholder approval. The relief would also permit the Adviser to materially amend the terms of the agreement with a sub-adviser or money manager or to continue the employment of a sub-adviser or money manager after an event that would otherwise cause the automatic termination of services, with Board approval, but without shareholder approval, in each case, including with respect to sub-advisers and money managers affiliated with the Adviser. Shareholders will be notified of any sub-adviser or money manager changes. Unless and until such exemptive relief is granted, shareholder approval will be required for material changes in a sub-management agreement or money manager agreement or for the addition of a new sub-adviser or money manager.

The Trust and the Adviser also have applied for exemptive relief that would permit the Board to enter into or materially amend an agreement with a sub-adviser or money manager at a meeting of the Board via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.

Conflicts of Interest

The Adviser's selection of sub-advisers and money managers, and RIM's or FT's recommendation of money managers, present conflicts of interest. The Adviser will have an economic incentive to select sub-advisers that charge the lowest sub-advisory fees, to select sub-advisers and money managers affiliated with it, or to manage a portion of a Fund itself. RIM or FT will have an economic incentive to recommend money managers that charge the lowest sub-advisory fees, to recommend money managers affiliated with it, or to manage a larger portion of a Fund itself. The Adviser may select, and RIM or FT may recommend, an affiliated sub-adviser or money manager (or delay terminating an affiliated sub-adviser or money manager) in order to help that sub-adviser or money manager achieve or maintain scale in an investment strategy or increase its assets under management. The Adviser may select, and RIM or FT may recommend, a sub-adviser or money manager affiliated with it even in cases where another potential sub-adviser or money manager or an existing sub-adviser or money manager might charge a lower fee or have more favorable historical investment performance. Additional information relating to the conflicts of interest discussed above, as well as additional conflicts of interest that may arise, is provided under "Operations of the Trust — Adviser" in the Statement of Additional Information.

Money Manager Information

Certain of the Funds have money managers, which are listed in the table below. RIM or FT (as applicable) may determine, at any given time, not to allocate assets to the strategies employed by one or more of these money managers. With respect to the FT Discretionary Funds, the money managers are affiliated with FT. The money managers may also serve as managers or advisers to other investment companies unaffiliated with the Trust, including other clients of the Adviser, RIM or FT. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.

Venerable Strategic Bond Fund	• Western Asset Management Company, LLC, 385 East Colorado Blvd, Pasadena, CA, 91101
• Western Asset Management Company Limited, 10 Exchange Square, 10th Floor, Primrose Street, London, EC2A 2EN, United Kingdom
Venerable US Large Cap Core Equity Fund	• Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650
• J.P. Morgan Investment Management Inc., 383 Madison Avenue, New York, NY 10179-000
• Allspring Global Investments, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203
• Mar Vista Investment Partners, LLC, 11150 Santa Monica Blvd, Suite 320, Los Angeles, CA 90025
Venerable US Large Cap Strategic Equity Fund	• Brandywine Global Investment Management, LLC, 1735 Market Street, Suite 1800, Philadelphia, PA 19103 • ClearBridge Investments, LLC, 620 8th Avenue, 48th Floor, New York, NY 10018

Venerable High Yield Fund, Venerable Large Cap Index, and Venerable Moderate Allocation Fund do not have money managers.

Advisory Fees

Each Fund pays the Adviser a fee based on its average daily net assets at the annual rate set forth below:

Venerable High Yield Fund	0.65%
Venerable Large Cap Index Fund	0.15%
Venerable Moderate Allocation Fund	0.05%
Venerable Strategic Bond Fund	0.45%
Venerable US Large Cap Core Equity Fund	0.60%
Venerable US Large Cap Strategic Equity Fund	0.60%

With respect to each Fund, the Adviser pays FT and/or RIM out of the fee it receives. RIM pays the money managers of the RIM Discretionary Funds out of the fee it receives. FT pays the money managers of the FT Discretionary Funds out of the fee it receives.

A discussion regarding the basis for the Board's approval of the advisory, sub-management and money manager agreements for each Fund will be available in the Funds' annual report to shareholders dated December 31, 2024.

Administrator and Administrative Services Fee

The Adviser serves as the administrator of the Trust. The Adviser furnishes, or arranges for others to furnish, custodial, fund accounting, transfer agency and certain fund administration services. Each Fund is responsible for bearing all other operating expenses.

For these administrative services, each Fund pays the Adviser a fee based on its average daily net assets at the annual rate set forth below:

Venerable High Yield Fund	0.12%
Venerable Large Cap Index Fund	0.10%
Venerable Moderate Allocation Fund	0.12%
Venerable Strategic Bond Fund	0.12%
Venerable US Large Cap Core Equity Fund	0.12%
Venerable US Large Cap Strategic Equity Fund	0.12%

Distributor

Russell Investments Financial Services, LLC serves as the principal underwriter and distributor of each Fund (the "Distributor"). It is a Washington limited liability company with its office located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101 and a wholly-owned subsidiary of RIM.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Fee Waivers and Expense Reimbursements

Until August 16, 2026, the Adviser, the Distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and distribution and service fee (12b-1 fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit each Fund's total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to the following annual rate based on average daily net assets:

	Class V	Class I
Venerable High Yield Fund	0.72%	0.80%
Venerable Large Cap Index Fund	0.51%	0.28%
Venerable Moderate Allocation Fund	0.89%	—%
Venerable Strategic Bond Fund	0.80%	0.60%
Venerable US Large Cap Core Equity Fund	1.05%	0.75%
Venerable US Large Cap Strategic Equity Fund	0.86%	0.75%

In limiting a Fund's expenses, the Distributor's contractual waiver of the Fund's Class V Rule 12b-1 fee will be applied first, as applicable. After taking into account the effect of any waiver by the Distributor, the Adviser first will waive its administrative services fee, then, if necessary, its advisory fee, and, finally, reimburse other operating expenses.

Termination or modification of these obligations prior to August 16, 2026 requires approval by the Board of Trustees. To the extent these obligations terminate or are modified, a Fund's total annual operating expenses may increase.

Contractual Arrangements

Each Fund has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, administrative service providers, shareholder service providers, and transfer agents, who provide services to each Fund. Shareholders are not parties to, or intended ("third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of each Fund. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.

FUND ACCOUNT INFORMATION

Buying and Selling Shares

Each Fund's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, other investment companies (as permitted by the 1940 Act) and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the underlying U.S. Treasury Regulations. Shares may be purchased or redeemed on any business day of the Funds (defined as a day on which the New York Stock Exchange ("NYSE") is open for regular trading).

Each Fund may not be available as an investment option in your Variable Contract. Please refer to the prospectus for the appropriate Variable Contract on how to direct investments in, or redemptions from, an investment option corresponding to a Fund and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on each Fund 's behalf.

Each Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. Each Fund may suspend redemptions or postpone payments when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan

Each Fund has a distribution and service plan ("12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act for Class V shares. Unless waived as described above, under the 12b-1 Plan, a fee of 0.30% of the average daily net assets of each Fund's Class V shares is paid to the Distributor, which then makes payments to financial intermediaries as compensation for services the financial intermediaries provide and expenses they bear in connection with promoting, selling and servicing Class V shares. See "Management — Fee Waivers and Expense Limitations". Class I shares do not participate in the 12b-1 Plan.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time they will increase the costs of an investment in the Class V shares of a Fund and will cost you more than if you were invested in a different share class offered by the Fund.

Frequent Trading Policy

Each Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and engage in frequent transactions (e.g., purchases, redemptions or exchanges) should not purchase shares of a Fund. Shares of each Fund are primarily sold through omnibus account arrangements with insurance companies. Omnibus accounts generally do not identify customers' trading activity on an individual basis; therefore, the Funds rely on the financial intermediaries to monitor frequent, short-term trading within a Fund by their customers. You should review the materials provided to you by your financial intermediary including the prospectus that describes your Variable Contract. Each Fund seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

Each Fund believes that market timing or frequent, short-term trading in any account, including a Variable Contract account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser, the sub-adviser and the money managers to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of a Fund and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Fund's performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Funds computes its current net asset value, causes a change in the price of the foreign security and such price is not reflected in its current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time it calculates its net asset value such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. Each Fund has adopted fair valuation policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund's shares which negatively affects long-term shareholders.

Although the policies and procedures known to a Fund that are followed by the financial intermediaries that use the Fund and the monitoring by the Fund are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, decisions about allowing trades in a Fund may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Fund's shareholders.

Involuntary Redemptions

The Funds reserve the right to close an account (and involuntarily redeem any investment) if it is deemed to have engaged in activities that are illegal (such as late trading) or otherwise take appropriate actions for trading believed to be detrimental to the Fund (such as frequent trading), to the fullest extent permitted by law and consistent with the best interests of the Fund and its shareholders. Thus, for example, if upon inquiry a Fund and insurance company identify a Contract Owner that has engaged in late trading or frequent trading activities, the Fund may advise the insurance company that it will not accept future investments, or is redeeming any investment related to that Contract Owner. Involuntary redemptions may be in cash or in kind.

Fund Account Policies

Net Asset Value Per Share

The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the NYSE is open for regular trading. Each Fund will normally determine net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and calculate a Fund's net asset value as of the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds' management believes there remains an adequate market to meet purchase and redemption orders for that day. In unusual circumstances, such as a halt of trading on the NYSE, the time at which a Fund's net asset value is determined may be changed.

A Fund reserves the right to close, and therefore not calculate a Fund's net asset value for that day, if the primary trading markets of the Fund's portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund's management believes that there is not an adequate market to meet purchase or redemption requests on such day.

The price of Fund shares is based on a Fund's net asset value and is computed by dividing the current value of a Fund's assets (less liabilities) by the number of shares of the Fund outstanding and rounding to the nearest cent. Each Fund's price per share will be the net asset value next calculated after an order is received and accepted by a Fund or its designated agent.

Valuation of Portfolio Securities

The Funds value portfolio instruments according to securities valuation procedures and pricing sources and services, which include market value procedures, fair value procedures, other key valuation procedures and a description of the pricing sources and services used by the Funds. With respect to a Fund's investments that do not have readily available market quotations, the Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.

Ordinarily, the Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange's or other market's regular trading hours on the day the valuation is made. The Funds value shares of other mutual funds at the current net asset value per share of the mutual fund. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange's or other market's regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Adviser believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund's net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares.

SHARE CLASSES

Class V and Class I shares of the Funds are identical except, as described above, (i) Class V has a Rule 12b-1 distribution and service plan while Class I does not and (ii) Class V and Class I have different expense limitations.

Subject to applicable law, the Board may from time to time, without the approval, vote or consent of shareholders of the Fund or any class, combine, merge or otherwise consolidate the shares of two or more classes of shares of the Fund with and/or into a single class of shares of the Fund, with such designation, preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Board.

REDEMPTIONS

Typically, a Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, a Fund may use other methods to meet redemptions.

ADDITIONAL POLICIES

Please note that the Funds maintain additional policies and reserves certain rights, including:

•  The Funds may restrict, reject or cancel any purchase orders, including an exchange request.

•  Typically, redemptions are settled by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be settled if making immediate payment would adversely affect a Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, a Fund may not have the ability to delay settlement of a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is settled.

•  At any time, the Funds may establish investment minimums.

•  Purchases of shares of the Funds (including the purchase side of an exchange) may be made only when such shares are eligible for sale in the appropriate state or jurisdiction.

•  In unusual circumstances, the Funds may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

•  For redemptions over a certain amount, the Funds may, but are not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the Adviser determines it is in the best interest of the Fund, consistent with applicable law, and is operationally feasible. The Adviser will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the Adviser may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is settled. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

•  To permit their investors to obtain the current price, participating insurance companies and funds of funds are responsible for transmitting all orders to the Funds promptly.

Portfolio Holdings Information

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Dividends and distributions from a Fund will be automatically reinvested in shares of that Fund unless the shareholder elects to receive distributions in cash.

TAXES

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

The Trust consists of multiple Funds each of which for federal income tax purposes is treated separately from any other. Each Fund intends to elect and expects to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies, it will not be subject to federal income tax on the portion of its income and gains that it distributes to shareholders.

Special tax rules apply to life insurance companies and Variable Contracts. Each Fund also intends to comply with the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder such that the owners of Variable Contracts should not currently be subject to federal income tax on distributions by a Fund of its net investment income and net realized capital gains that are left to accumulate in the contracts or under a qualified pension or retirement plan. Withdrawals from such Variable Contracts may be subject to ordinary income tax and, if such withdrawals are made before age 59 1/2, a 10% penalty tax.

The sole shareholders of each Fund are separate accounts or other Funds. Therefore, no discussion is included in this Prospectus as to the federal income tax consequences at the shareholder level. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of Variable Contracts, refer to the variable contract prospectus.

Other tax information. This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances and about any federal, state or local tax consequences before making an investment in a Variable Contract or the Funds.

FINANCIAL HIGHLIGHTS

No financial highlights information is available for the Funds because they are new and have not commenced operations.

For More Information

For information about the Funds, including a free copy of the Funds' prospectus and Statement of Additional Information, and the Funds' Annual and Semiannual Reports (when available), contact your financial advisor or the insurance company offering your Variable Contract. You may also obtain a copy of the prospectus, Statement of Additional Information or the Annual or Semiannual Reports, without charge by calling 1-800-366-0066, visiting the Funds' website at https://docs.venerable.com/#/venerable-variable-insurance-trust, or writing to Venerable Variable Insurance Trust, 1475 Dunwoody Drive, West Chester, PA 19380.

Shares of the Funds are not offered to the public. They are offered and sold only to insurance company separate accounts serving as investment options under Variable Contracts and to other investment companies.

NOT ALL FUNDS MAY BE AVAILABLE IN ALL JURISDICTIONS OR UNDER ALL VARIABLE CONTRACTS.

You can learn more about the Funds in the following documents:

Annual/Semiannual Fund Reports to Shareholders (when available)

Includes a discussion of recent market conditions and Fund strategies that significantly affected a Fund's performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

Statement of Additional Information (SAI)

Contains more information about each Fund, its investments, policies, and risks. It is incorporated by reference into (is legally a part of) this prospectus.

Reports and other information about the Funds are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number 811-23910.

VENERABLE VARIABLE INSURANCE TRUST

1475 Dunwoody Drive, Suite 200

West Chester, PA 19380

1-800-366-0066

STATEMENT OF ADDITIONAL INFORMATION

May 17, 2024

Venerable Variable Insurance Trust ("Trust") is a single legal entity organized as a Delaware statutory trust. The Trust operates investment portfolios referred to as "Funds." The Trust offers shares of beneficial interest in the Funds.

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated May 17, 2024, as may be supplemented from time to time. You should retain this SAI for future reference.

Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.

A copy of the Funds' Prospectus and Annual/Semi-Annual Reports (when available) are available free of charge on the Funds' website at https://docs.venerable.com/#/venerable-variable-insurance-trust or by calling 1-800-366-0066 to request a copy.

As of the date of this SAI, the Trust is comprised of 6 Funds. Each of the Funds presently offers interests in different classes of shares as described in the table below. This SAI relates to all classes of shares of the Funds.

Ticker Symbol By Class
Fund	V	I
Venerable High Yield Fund	VHYVX	VHYIX
Venerable Large Cap Index Fund	VVLVX	VVLIX
Venerable Moderate Allocation Fund	VMAVX	VMAIX
Venerable Strategic Bond Fund	VVBVX	VVBIX
Venerable US Large Cap Core Equity Fund	VVEVX	VVEIX
Venerable US Large Cap Strategic Equity Fund	VVSVX	VVSIX

The Venerable High Yield Fund, the Venerable Strategic Bond Fund, and the Venerable US Large Cap Strategic Equity Fund may be referred to as the "FT Discretionary Funds." The Venerable Large Cap Index Fund, the Venerable Moderate Allocation Fund, and the Venerable US Large Cap Core Equity Fund may be referred to as the "RIM Discretionary Funds."

TABLE OF CONTENTS

STRUCTURE AND GOVERNANCE	1
ORGANIZATION AND BUSINESS HISTORY	1
SHAREHOLDER MEETINGS	1
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	2
TRUSTEES AND OFFICERS	2
OPERATION OF THE TRUST	7
SERVICE PROVIDERS	7
ADVISER	7
ADMINISTRATOR	10
SUB-ADVISERS	11
PORTFOLIO MANAGERS	12
MONEY MANAGERS	15
CUSTODIAN AND PORTFOLIO ACCOUNTANT	16
DISTRIBUTOR	16
TRANSFER AND DIVIDEND DISBURSING AGENT	17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
CODES OF ETHICS	17
DISTRIBUTION PLAN	17
PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES	17
PURCHASE AND REDEMPTION OF FUND SHARES	18
VALUATION OF FUND SHARES	18
VALUATION OF PORTFOLIO SECURITIES	19
PORTFOLIO TURNOVER RATES OF THE FUNDS	20
DISCLOSURE OF PORTFOLIO HOLDINGS	20
PROXY VOTING POLICIES AND PROCEDURES	22
BROKERAGE ALLOCATIONS	23
BROKERAGE COMMISSIONS	26
INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS	26
INVESTMENT RESTRICTIONS	26
INVESTMENT POLICIES	28
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS	28
TAXES	67
OTHER INFORMATION	70
FINANCIAL STATEMENTS	70
APPENDIX A—CREDIT RATINGS	A-1
APPENDIX B—FRANKLIN EQUITY GROUP PROXY VOTING POLICIES AND PROCEDURES	B-1
APPENDIX C—FRANKLIN TEMPLETON INVESTMENT SOLUTIONS PROXY VOTING POLICIES AND PROCEDURES	C-1
APPENDIX D—WESTERN ASSET MANAGEMENT COMPANY, LLC PROXY VOTING POLICIES AND PROCEDURES	D-1
APPENDIX E—FINANCIAL STATEMENTS	E-1

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY.

The Trust was organized as a Delaware statutory trust on October 2, 2023.

The Trust is currently organized and operating under a Declaration of Trust and the provisions of Delaware law governing the operation of a Delaware statutory trust. The Board of Trustees ("Board" or the "Trustees") may amend the Declaration of Trust from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of the Trust as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of the Trust or the Fund, respectively. The Trustees may, without the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or a Fund, by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of shares of any such Fund at any time by written notice to affected shareholders. The Trust is a registered open-end management investment company.

Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

The Trust is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio — a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time.

The Funds are authorized to issue shares of beneficial interest in one or more classes. The Funds currently offer two classes of shares: Class V and Class I. The Trustees may, without seeking shareholder approval, create additional classes of one or more Funds at any time. Shares of each class of a Fund have no par value per share, are fully paid and nonassessable, and have no conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Class V is subject to a Rule 12b-1 distribution and service fee of 0.30% while Class I is not subject to a Rule 12b-1 fee.

Each Fund's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"), other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the underlying U.S. Treasury Regulations.

SHAREHOLDER MEETINGS.

The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by a majority of Trustees then in office, (ii) the Chairperson of the Board, or (iii) the President of the Trust. Special Meetings may also be called upon the written request of the shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof. Each whole share (or fractional share) outstanding on the record date established in accordance with the Bylaws shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

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PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS.

A principal shareholder is a holder of record of more than 5% of the outstanding shares of a class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As the Funds had not commenced operations prior to the date of this SAI, there are no principal shareholders or control persons of the Funds as of the date of this SAI. In addition, as of the date of this SAI, the officers and Trustees, as a group, owned of record and beneficially less than 1% of the outstanding shares of any class of each Fund.

TRUSTEES AND OFFICERS.

Responsibilities. The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Trust and does not manage operations on a day-to-day basis. The officers of the Trust are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with Trust management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of Trust management, monitoring or evaluating the performance of the Funds' service providers. As part of this oversight process, the Board of Trustees consults not only with management and the Adviser (defined below), but with the Trust's independent auditors, Fund counsel and independent counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with the Adviser, the Adviser's contracts with the Sub-Advisers (defined below), and the Adviser's and/or each Sub-Adviser's contracts with the money managers (if any).

The Trustees and the Trust's officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.

Generally, a Trustee may be removed at any time (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees, except as prohibited by the 1940 Act.

The Venerable Moderate Allocation Fund is a "fund of funds," which invests in a combination of the other Funds (the "Underlying Funds"). Thus, if the interests of the Venerable Moderate Allocation Fund and an Underlying Fund diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.

The Board of Trustees has established a standing Audit Committee and a standing Nominating and Governance Committee, which assist in performing aspects of its role in oversight of the Funds' operations and are described in more detail in the following paragraphs. The Board's role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds' management (including the Funds' portfolio managers), the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds' Sub-Advisers and providing reports to the Board. In addition to reports and other information received from Fund

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management and the Adviser regarding the Funds' investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds' senior management, including the Funds' CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds' senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds' independent public accounting firm to review, among other things, the independent public accounting firm's comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser's affiliates or other service providers.

Board Structure. The Board of Trustees currently is comprised of five (5) Trustees — two Trustees who are "interested persons" of the Trust as defined under the 1940 Act ("Interested Trustees") and three Trustees who are not "interested persons" of the Trust ("Independent Trustees"). Michal Levy, an Interested Trustee, serves as Chair of the Board and Julian Sluyters, an Independent Trustee, serves as Lead Independent Trustee. In his role as Lead Independent Trustee, Mr. Sluyters, among other things: (i) presides over meetings of the Board in the absence of the Chair; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chair, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees may determine from time to time.

The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including factors such as the fact that the Independent Trustees constitute a majority (66%) of the Board, the fact that the chairpersons of the Audit Committee and Nominating and Governance Committee are Independent Trustees, the number of Funds, the Funds' share classes, the Funds' distribution arrangements, and the Funds' manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

Board Committees. The Board of Trustees has adopted a charter for the Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee's primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds' financial statements, (b) the Trust's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm's qualifications and independence, and (d) the performance of the Trust's independent registered public accounting firm; (2) to oversee the Trust's accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trust's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Trust. It is Fund management's responsibility to prepare, or oversee the preparation of, the Funds' financial statements and to maintain appropriate systems for accounting and internal controls and the auditor's responsibility to plan and carry out a proper audit and to express an opinion on the Funds' financial statements. The Audit Committee also serves as the Trust's Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. Currently, the Audit Committee is comprised of all of the Independent Trustees and Sherilyn Anderson serves as Chairperson of the Audit Committee.

The Board of Trustees has adopted a charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee's current responsibilities. The primary functions of the Nominating and Governance Committee are to (1) identify and evaluate independent trustee candidates for the Board as needed and (2) assist the Board in fulfilling its responsibility with respect to oversight of appropriate and effective governance of the Trust including advising the Board on the structure, composition, and procedures of the Board and its committees, the size of the Board, the appropriate ratio of Trustees who are "interested persons" of the Trust to those that are Independent Trustees, and the compensation of the Independent Trustees. Currently, the Nominating

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and Governance Committee is comprised of all of the Independent Trustees and John Guy serves as Chairperson of the Nominating and Governance Committee.

Individual Trustee Qualifications. Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee's background, business and professional experience, qualifications, and skills. No factor, by itself, has been controlling in the selection evaluations.

Julian Sluyters has a background in the financial services industry, has held senior management positions with asset management companies, and has multiple years of service on the boards of other registered investment companies.

Sherilyn Anderson has a background in the financial services industry, has held senior management positions with asset management companies, and has multiple years of service on the boards of public and private companies and organizations.

John Guy has a background in the financial services industry, has held senior management positions with asset management companies, and has multiple years of service on the boards of public and private companies and organizations.

Michal Levy has a background in the financial services industry, senior management experience with a registered investment adviser and registered investment companies, and multiple years of service as an officer of other registered investment companies including those serving as investment options for Variable Contracts.

Timothy Brown has a background in the financial services industry, has held senior management positions with asset management and insurance companies, and has multiple years of service on the boards of private companies and organizations.

Members of the Board and Officers. The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Trust. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE*
Michal Levy Born 1979 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• Trustee since 2023	• Indefinite	• Senior Vice President and Head of VIA of Venerable (since August 2023); Senior Vice President and Head of the Adviser (since October 2023); Director (December 2014 to August 2023), President (December 2021 to August 2023) and Chief Operating Officer (March 2017 to August 2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (January 2023 to August 2023)	6	• None

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Timothy W. Brown Born 1968 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• Trustee since 2024	• Indefinite	• President of the Adviser (since May 2023); Executive Vice President, Chief Legal Officer & Corporate Secretary (since June 2018); President & Chief Executive Officer Venerable Insurance and Annuity Company (December 2022 to February 2024); President & Chief Executive Officer Corporate Solutions Life Reinsurance Company (December 2022 to February 2024); Interim Chief Administrative & Operating Officer (December 2022 to May 2023)	6	• Minority Corporate Counsel Association N-Gen Advisory Board (since February 2024); The Federation of Iowa Insurers (since June 2018)

*  Ms. Levy and Mr. Brown are Interested Trustees by virtue of their positions as officers of the Adviser.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Julian Sluyters Born 1960 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• Trustee since 2024	• Indefinite	• Chief Operating Officer for Aegon Asset Management US (2019-2022)	6	• Davion Healthcare Plc.
Sherilyn Anderson Born 1959 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• Trustee since 2024	• Indefinite	• Chief Financial Officer (2017-2022), Board Director and Audit Committee Chair (since 2020), First Fed (NASDAQ: FNWB)	6	• First Fed (NASDAQ: FNWB)
John Guy Born 1952 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• Trustee since 2024	• Indefinite	• EVP/Director of Business Banking, Webster Bank (since 2010)	6	• Monetta Mutual Funds (2 portfolios)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Michal Levy Born 1979 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• President and Chief Executive Officer since 2023	• Indefinite

• Senior Vice President and Head of VIA of Venerable (since August 2023); Senior Vice President and Head of the Adviser (since October 2023); Director (December 2014 to August 2023), President (December 2021 to August 2023) and Chief Operating Officer (March 2017 to August 2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (January 2023 to August 2023)

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Kristina Magolis Born 1985 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• Chief Legal Officer and Secretary since 2024	• Indefinite

• Vice President and Deputy General Counsel of Venerable (since December 2023); General Counsel of the Adviser (since December 2023); Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management Group, LLC (October 2022 to December 2023); Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC (January 2023 to December 2023); employee of Equitable Financial (October 2022 to December 2023); and Vice President, Legal and Compliance, Morgan Stanley Investment Management (August 2017 to September 2022).

Cheryl Wichers Born 1966 1301 Second Avenue 18th Floor Seattle, WA 98101	• Chief Compliance Officer since 2024	• Indefinite	• Chief Compliance Officer, Russell Investment Co. (since May 2005); Chief Compliance Officer, Russell Investment Funds Services, LLC (since October 2007).
Ross Erickson Born 1970 1301 Second Avenue 18th Floor Seattle, WA 98101	• Treasurer since 2024	• Indefinite

• Director, Head of Fund Administration, Russell Investments (since 2023); Principal Executive Officer, Russell Investment Trust Company (since 2023); President, Russell Investments Funds Management, LLC (since 2023); Assistant Treasurer, Russell Investment Company Funds and Russell Investment Funds (since 2009).

John Bruggeman Born 1971 1475 Dunwoody Drive Suite 200 West Chester, PA 19380	• Assistant Treasurer since 2024	• Indefinite	• Fund Administration Manager, Venerable Investment Advisers (since January 2024); Vice President, Senior Group Manager, BNY Mellon (July 2010 to November 2022)

Trustee Compensation. The Trust pays each Independent Trustee an annual retainer of $90,000 in addition to any travel and other expenses incurred in attending meetings of the Board and its committees. The Chairperson of the Board receives an additional annual fee of $25,000 and the Chairperson of the Audit Committee and the Nominating and Governance Committee each receives an additional annual fee of $10,000. Interested Trustees and the Trust's officers are not paid by the Trust. Below is an estimate of the aggregate amount of fees to be paid to each current Independent Trustee for the Trust's first fiscal period ending December 31, 2024.

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of the Trust's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
INTERESTED TRUSTEE
Michal Levy	N/A	N/A	N/A	N/A
Timothy W. Brown	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Julian Sluyters	$86,250	$0	$0	$86,250
Sherilyn Anderson	$75,000	$0	$0	$75,000
John Guy	$75,000	$0	$0	$75,000

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Equity Securities Beneficially Owned by Trustees. Because the Funds are new, no Trustee owned equity securities of the Funds as of the date of this SAI.

As of the date of this SAI, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, Sub-Advisers, money managers, or Distributor of the Trust, or any person controlling, controlled by or under common control with such entities.

OPERATION OF THE TRUST

SERVICE PROVIDERS.

The Trust's principal service providers are:

Adviser and Administrator	Venerable Investment Advisers, LLC
Sub-Advisers	Russell Investment Management, LLC Franklin Advisers, Inc.
Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC
Custodian and Fund Accountant	State Street Bank and Trust Company
Distributor and Principal Underwriter	Russell Investments Financial Services, LLC
Independent Registered Public Accounting Firm	Ernst & Young LLP

The Trustees, on behalf of the Trust, enter into service agreements with service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.

ADVISER.

The Funds' investment adviser is Venerable Investment Advisers, LLC (the "Adviser"), 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380. The Adviser was established in 2023 and has overall responsibility for the management of each Fund. The Adviser oversees all investment advisory and portfolio management services. In addition, the Adviser makes recommendations with respect to the selection and continued employment of the Sub-Advisers and money managers to manage the Funds' assets, performs diligence on and monitors the Sub-Advisers and money managers, and reviews investment performance and adherence to compliance procedures.

The Adviser is a wholly-owned subsidiary of Venerable Holdings, Inc. ("Venerable"). Venerable owns and manages legacy variable annuity business acquired from other entities. Created by an investor group led by affiliates of Apollo Global Management, Inc. ("Apollo"), Crestview Partners, Reverence Capital Partners, and Athene Holdings, Ltd., Venerable is a business with well-established, strategic investors, experienced in successfully building and growing insurance businesses with patient, long-term capital. Apollo is a high-growth, global alternative asset manager and a retirement services provider and indirectly holds more than 25% ownership interest in Venerable.

Each of the Funds pays the following annual advisory fee directly to the Adviser, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds:

Venerable High Yield Fund	0.65%
Venerable Large Cap Index Fund	0.15%
Venerable Moderate Allocation Fund	0.05%
Venerable Strategic Bond Fund	0.45%
Venerable US Large Cap Core Equity Fund	0.60%
Venerable US Large Cap Strategic Equity Fund	0.60%

The Venerable Moderate Allocation Fund will indirectly bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests.

The Adviser pays each Sub-Adviser's fees out of the advisory fee paid by the respective Fund to the Adviser. The remainder of the advisory fee is retained by the Adviser as compensation for the services described above.

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Until August 16, 2026, the Adviser, Distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and distribution and service fee (12b-1 fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit each Fund's total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to the following annual rate based on average daily net assets:

	Class V	Class I
Venerable High Yield Fund	0.72%	0.80%
Venerable Large Cap Index Fund	0.51%	0.28%
Venerable Moderate Allocation Fund	0.89%	—
Venerable Strategic Bond Fund	0.80%	0.60%
Venerable US Large Cap Core Equity Fund	1.05%	0.75%
Venerable US Large Cap Strategic Equity Fund	0.86%	0.75%

In limiting a Fund's expenses, the Distributor's contractual waiver of the Fund's Class V Rule 12b-1 fee will be applied first, as applicable (see "Distributor" below). After taking into account the effect of any waiver by the Distributor, the Adviser first will waive its administrative services fee, then, if necessary, its advisory fee, and, finally, reimburse other operating expenses. Termination or modification of these obligations prior to August 16, 2026 requires approval by the Board of Trustees. To the extent these obligations terminate or are modified, a Fund's total annual operating expenses may increase.

Under certain circumstances, the Adviser may engage a third-party transition management service provider to execute transactions on behalf of a Fund where (i) the Adviser has allocated a portion of the Fund's assets away from a particular Sub-Adviser or money manager or (ii) where the Fund is replacing another fund as an investment option for an insurance company's Variable Contracts. During such time, the Adviser will instruct the transition manager as to what transactions to effect on behalf of such Fund's portfolio. During a transition a Fund may invest in derivatives instruments to provide market exposure for the Fund's cash positions.

Conflicts of Interest

The Adviser serves as the investment adviser and the administrator for the Trust. The Adviser and certain of its affiliates (including Venerable Annuity Insurance Company and Directed Services, LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, "Affiliates") are insurance and related financial services companies engaged in life insurance and reinsurance activities. Other affiliates are engaged in other activities and services unrelated to insurance and reinsurance. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest. Such conflicts may introduce certain investment or transactional restrictions that could disadvantage the Funds and their shareholders. Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI and in the Prospectus. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser's and its Affiliates' various businesses.

The Adviser and the Trust are implementing practices, policies and procedures intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Funds' investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation. The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, and distribution services related to the Funds and earn fees for these services. The Adviser and its Affiliates face conflicts of interest as affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation even if shareholders lose money. In addition, differences in fee arrangements among the Funds may create an incentive for the Adviser to favor one Fund over another.

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Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities. The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, underwriter, distributor, transfer agent, and/or insurance company, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Funds.

Certain Conflicts Related to the Use of Sub-Advisers and Money Managers. The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. If the Adviser or one its Affiliates is affiliated with a Sub-Adviser, the Adviser and/or the applicable Affiliate will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. For example, Reverence Capital Partners, L.P. has direct or indirect ownership interests in the Adviser, RIM and Allspring Global Investments, LLC (a money manager to the Trust), and will benefit from fees paid to such entities. In addition, the Adviser's and/or its Affiliates' other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships or investments or other interests, could influence the Adviser's selection and retention or termination of Sub-Advisers as well as sub-advisory or other fee negotiations.

The Adviser may allocate a Fund's assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Fund's assets among the Fund's Sub-Advisers in a manner that it believes is consistent with achieving the Fund's investment objective, the Adviser is subject to conflicts of interest in allocating the Fund's assets among Sub-Advisers, including affiliated Sub-Advisers, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser's and/or its Affiliates' revenues and profits. The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on qualitative and quantitative factors.

The Sub-Advisers may be subject to certain conflicts of interest in connection with recommending the appointment and continued service of money managers. The aggregation of assets of multiple Funds or other funds or accounts for purposes of calculating breakpoints in money manager fees may create an incentive for a Sub-Adviser to select money managers where the selection may serve to lower a money manager fee and possibly increase the sub-advisory fee retained by the Sub-Adviser, or may provide a disincentive for a Sub-Adviser to recommend the termination of a money manager from a Fund if the termination may cause the money manager fee payable by the Sub-Adviser to increase on a Fund or other fund or account that aggregates its assets with the Fund. The aggregation of assets, or the potential to aggregate assets, also may influence a Sub-Adviser's money manager fee or other fee negotiations.

The range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Fund that it sub-advises and the Fund's shareholders. In addition, a Sub-Adviser's portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser's portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser's practices, policies and procedures will be effective, and a Sub-Adviser's practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and

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affect the Fund's performance. Further discussion of Sub-Adviser conflicts of interest is included elsewhere in this SAI.

Certain Conflicts Related to the Adviser's Insurance Company Affiliates. The Funds are available through Contracts offered by an insurance company Affiliate of the Adviser. The performance of a Fund may impact the obligations and financial exposure of the Adviser's insurance company Affiliate under any death benefit, income benefit and other guarantees provided through Contracts that offer the Fund as an investment option, and the ability of the insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser's investment decisions and the design of the Funds may be influenced by these factors. For example, the Funds or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to its insurance company Affiliate that provides the benefits and guarantees and offer the Funds as investment options in its products, and also could facilitate such insurance company's ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser's insurance company Affiliate may be material.

A significant percentage of a Fund's shares may be owned or controlled by the Adviser and/or its Affiliates, other Funds advised by the Adviser (including funds-of-funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Fund's net asset value, performance, and ability to meet shareholder redemption requests and could cause a Fund to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Fund's current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund's expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Funds for redemption and in deciding whether and when to redeem such shares.

Consistent with its fiduciary duties, the Adviser seeks to implement each Fund's investment program in a manner that is in the best interests of the Fund and that is consistent with the Fund's investment objective, policies and strategies described in detail in the Prospectus and this SAI.

Certain Conflicts Related to Payments to Insurance Companies and Other Financial Intermediaries. Conflicts arising from payments to insurance companies, broker-dealers and other financial intermediaries for selling the Funds' shares to the clients of the insurance companies, broker-dealers or other financial intermediaries, are described in the section entitled "Payments to Insurance Companies and Other Financial Intermediaries" in the Prospectus.

Certain Conflicts Related to Affiliated Brokers. Substantially all of the equity transactions that RIM effects for the RIM Discretionary Funds are executed through Russell Investments Implementation Services, LLC, a registered broker and an affiliate of RIM. This presents a conflict of interest, which is described in more detail in the "Brokerage Allocations" discussion in this SAI.

ADMINISTRATOR.

The Adviser serves as the administrator of the Trust. The Adviser provides the Funds with office space, equipment, and the personnel necessary to operate and administer the Funds' business. The Adviser furnishes, or arranges for others to furnish, custodial, fund accounting, transfer agency and certain fund administration services. Each Fund is responsible for bearing all other operating expenses. For these administrative services, each Fund pays the Adviser a fee based on its average daily net assets, at the annual rate set forth below:

Venerable High Yield Fund	0.12%
Venerable Large Cap Index Fund	0.10%
Venerable Moderate Allocation Fund	0.12%
Venerable Strategic Bond Fund	0.12%
Venerable US Large Cap Core Equity Fund	0.12%
Venerable US Large Cap Strategic Equity Fund	0.12%

The Venerable Moderate Allocation Fund will indirectly bear its proportionate share of the administrative services fees (as well as other operating expenses) paid by the Underlying Funds in which it invests.

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SUB-ADVISERS.

From the advisory fees received from the Funds, the Adviser pays all fees to the Sub-Advisers for their investment advisory services. Sub-advisory fees are determined through arm's-length negotiations with the applicable Sub-Adviser. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the Sub-Adviser, and fees charged by the Sub-Adviser for services provided to funds and accounts with similar investment mandates. The Adviser periodically reviews Sub-Adviser fee levels and renegotiates these agreements as appropriate. Monthly, each Sub-Adviser is paid the pro rata portion of an annual fee, which is calculated as a specified percentage of the average daily net assets of each applicable Fund.

Each Sub-Adviser has agreed that it will look only to the Adviser for the payment of the Sub-Adviser's fee, after the applicable Fund has paid the Adviser the applicable advisory fee. Fees paid to the Sub-Advisers are not affected by any voluntary or statutory expense limitations. Sub-Advisers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

Russell Investment Management, LLC

Russell Investment Management, LLC ("RIM"), 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, serves as investment sub-adviser to each Fund, subject to the oversight of the Board and the Adviser. RIM was established in 1982 and pioneered the "multi-style, multi-manager" investment method in mutual funds and, as of February 29, 2024, managed over $39.3 billion in 39 mutual fund portfolios. RIM provides day-to-day management of each RIM Discretionary Fund's portfolio. With respect to the FT Discretionary Funds, RIM provides certain non-discretionary investment advice, such as sub-adviser and money manager research, sub-adviser and money manager due diligence and assistance to the Adviser in overseeing the services provided by FT (defined below) and the money managers. In addition, for all Funds, Russell Investments (defined below) provides certain administrative and compliance services.

RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. ("TA Associates") (the "TA Funds") indirectly have a majority ownership interest through alternative investment vehicles (the "TA Alternative Investment Vehicles") and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. ("Reverence Capital") (the "Reverence Capital Funds") indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the "Reverence Capital Entities") in RIM and its affiliates ("Russell Investments"). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments' employees and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd.

RIM manages each RIM Discretionary Fund's assets. For certain RIM Discretionary Funds, subject to the approval of the Funds' Board, RIM selects, oversees and evaluates the performance results of the Funds' money managers and allocates a portion of Fund assets among multiple money manager investment strategies. RIM may change a RIM Discretionary Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. Each money manager for a RIM Discretionary Fund has a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund. RIM does not evaluate the investment merits of a money manager's individual security recommendations. RIM pays the money managers' fees for the RIM Discretionary Funds out of the sub-advisory fee paid by the Adviser to RIM. The remainder of the sub-advisory fee is retained by RIM as compensation for the services described above.

Franklin Advisers, Inc.

Franklin Advisers, Inc. ("FT" and, together with RIM, the "Sub-Advisers"), One Franklin Parkway, San Mateo, California 94403, serves as investment sub-adviser to the FT Discretionary Funds, subject to the oversight of the Board and the Adviser. FT is a wholly-owned subsidiary of Franklin Resources, Inc. Together, FT and its affiliates manage, as of February 29, 2024, $1.6 trillion in assets, and have been in the investment management business since 1947. FT provides day-to-day management of each FT Discretionary Fund's portfolio.

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For the FT Discretionary Funds, subject to the approval of the Funds' Board, FT selects, oversees and evaluates the performance results of the Funds' money managers and allocates a portion of Fund assets among multiple money manager investment strategies. FT may change a FT Discretionary Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a FT Discretionary Fund's assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to FT representing its investment recommendations, based upon which FT purchases and sells securities for a FT Discretionary Fund or (3) both a discretionary and non-discretionary assignment. FT does not evaluate the investment merits of a money manager's individual security selections or recommendations. With respect to the FT Discretionary Funds, the money managers are affiliated with FT. FT manages each FT Discretionary Fund's assets not allocated to money manager strategies. FT also manages the portion of Fund assets for which a FT Discretionary Fund's non-discretionary money managers provide model portfolios to FT and each Fund's cash balances. FT may also manage portions of a FT Discretionary Fund during transitions between money managers. FT pays the money managers' fees for the FT Discretionary Funds out of the sub-advisory fee paid by the Adviser to FT. The remainder of the sub-advisory fee is retained by FT as compensation for the services described above.

PORTFOLIO MANAGERS.

Russell Investment Management, LLC

Compensation. The RIM Managers (RIM's employees who manage the RIM Discretionary Funds, oversee the RIM Discretionary Funds asset allocations and have primary responsibility for the management of the RIM Discretionary Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.

Annual incentive awards for the RIM Managers of the RIM Discretionary Funds are assessed by senior management based on the following:

•  Qualitative measures such as a RIM Manager's quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM's investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.

•  Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to the Fund's primary benchmark or a designated benchmark, as indicated below. The score is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a Fund that does not have 3-years of performance history. A 5-year horizon may be used for a Fund with longer absolute return assessment components.

RIM Managers may be responsible for one or more Funds. Fund weightings for RIM Managers who are responsible for more than one Fund are determined at the beginning of each yearly assessment period and signed off by the Managing Director, Head of Portfolio Management ("Head of PM"). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the Head of PM at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager's evaluation.

The market indexes used to evaluate the performance of the Funds are as follows:

Venerable Large Cap Index Fund	S&P 500® Index
Venerable Moderate Allocation Fund	60% Russell 1000® Index/40% Bloomberg U.S. Aggregate Bond Index
Venerable US Large Cap Core Equity Fund	Russell 1000® Index

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RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Head of PM. Russell Investments' compensation committee approves salaries and annual incentive awards after the Head of PM's recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments' Board of Directors' approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments' Board of Directors.

RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager's discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments' Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments' profitability warrants a discretionary contribution will be solely within the Russell Investments' Board of Directors' discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.

Conflicts. RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell Investments' investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, RIM Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM's manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.

At the core of Russell Investments' investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell Investments' Investment Strategy Committee ("ISC") and the Head of PM.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager's responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the Head of PM and the ISC must review and ratify the recommendations.

Franklin Advisers, Inc.

Compensation. FT seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of a fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of

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the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by FT. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of FT and/or other officers of FT, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with FT guidelines. The following factors are generally used in determining bonuses under the plan:

•  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•  Non-investment performance. The more qualitative contributions of the portfolio manager to FT's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in FT's appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of FT.

Conflicts. The management of multiple funds, including the FT Discretionary Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. FT seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the relevant FT Discretionary Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than an FT Discretionary Fund may outperform the securities selected for the FT Discretionary Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a FT Discretionary Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. FT seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While FT has adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

FT has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Fund Ownership by Portfolio Managers

Because the Funds had not commenced operations prior to the date of this SAI, the portfolio managers did not own any shares of the Funds as of the date of this SAI.

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Other Accounts Managed by RIM Portfolio Managers and Assets Under Management in the Accounts

As of December 31, 2023

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Rob Balkema	2	$909.8	19	$6,030.7	21	$17,596.3	$24,536.8
Olga Bezrokov	—	—	5	4,407.0	20	15,083.2	19,490.2
Jeremy Field	—	—	3	196.5	4	564.0	760.5
Nick Haupt	9	15,049.8	10	4,166.3	1	56.9	19,273.0
Megan Roach	8	14,472.0	14	17,610.4	6	1,447.6	33,530.0
Nick Zylkowski	2	843.8	8	2,088.0	—	—	2,931.8

None of the above accounts has an advisory fee based on the performance of the account.

Other Accounts Managed by FT Portfolio Managers and Assets Under Management in the Accounts

As of December 31, 2023

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles		Assets Under Management (in millions)	Other Types of Accounts		Assets Under Management (in millions)	Asset Total (in millions)
Glenn Voyles	4	$3,599	4		$1,049	1		$40	$4,688
Patricia O'Connor	4	5,934	7		1,987	2		191	8,112
Thomas Nelson	23	9,891	396		8,316	3		155	18,362
Jonathan Belk	2	500	1		151	0		0	651
Nick Hooten	5	3,838	0		0	0		0	3,838
Teresa Veres	0	0	2		341	36		9,773	10.114
Keith Luna	0	0	2		759	46		12,509	13,268
Julien Scholnick	26	50,015	22		12,233	173		53,705	115,953
Kenneth Leech	94	129,350	295	*	69,790	592	*	189,613	388,753
Michael Buchanan	33	16,480	55	**	18,682	148	**	58,249	93,411
Amit Chopra	0	0	1		456	36		13,322	13,778
Mark Lindbloom	29	51,053	30		14,268	197		60,367	125,689

*  Certain of these accounts have an advisory fee based on the performance of the account — (1) 23 out of 295 pooled investment vehicles representing $2,645 million in assets and (2) 21 out of 592 other types of accounts representing $12,770 million in assets.

**  Certain of these accounts have an advisory fee based on the performance of the account — (1) 7 out of 55 pooled investment vehicles representing $1,461 million in assets and (2) 6 out of 148 other types of accounts representing $1,609 million in assets.

MONEY MANAGERS.

The Funds' money managers are discretionary or non-discretionary managers for a portion of a Fund's portfolio and are listed in the table below. Venerable High Yield Fund, Venerable Large Cap Index, and Venerable Moderate Allocation Fund do not have money managers.

Venerable Strategic Bond Fund	• Western Asset Management Company, LLC, 385 East Colorado Blvd, Pasadena, CA, 91101
• Western Asset Management Company Limited, 10 Exchange Square, 10th Floor, Primrose Street, London, EC2A 2EN, United Kingdom
Both money managers are indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.

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Venerable US Large Cap Core Equity Fund	• Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650 (organized as a New Jersey corporation and wholly owned and controlled by Bruce Jacobs and Kenneth Levy)
• J.P. Morgan Investment Management Inc., 383 Madison Avenue, New York, NY 10179-000 (wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm)
• Allspring Global Investments, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203 (wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.)
• Mar Vista Investment Partners, LLC, 11150 Santa Monica Blvd, Suite 320, Los Angeles, CA 90025
Venerable US Large Cap Strategic Equity Fund	• Brandywine Global Investment Management, LLC, 1735 Market Street, Suite 1800, Philadelphia, PA 19103
• ClearBridge Investments, LLC, 620 8th Avenue, 48th Floor, New York, NY 10018
Both money managers are indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.

With respect to the FT Discretionary Funds, the money managers are affiliated with FT. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisers or discretionary and/or non-discretionary managers for other investment vehicles and accounts, including other investment vehicles and accounts sponsored or advised by a Sub-Adviser or its affiliates.

From its sub-advisory fees received from the Adviser, the applicable Sub-Adviser pays all fees to the money managers for their investment advisory services. Money manager fees are determined through arm's-length negotiations with the applicable Sub-Adviser. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. The Sub-Advisers periodically review applicable money manager fee levels and renegotiates these agreements as appropriate. Periodically, each money manager is paid the pro rata portion of an annual fee, which is calculated as a specified percentage of the average daily net assets of a Fund managed by such money manager. Each money manager has agreed that it will look only to the applicable Sub-Adviser for the payment of the money manager's fee, after the Adviser has paid the applicable Sub-Adviser. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

CUSTODIAN AND PORTFOLIO ACCOUNTANT.

State Street Bank and Trust Company ("State Street") serves as the custodian and fund accountant for the Trust. As custodian, State Street is responsible for the safekeeping of the Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

DISTRIBUTOR.

Russell Investments Financial Services, LLC (the "Distributor") serves as the Trust's distributor. The Distributor is a wholly-owned subsidiary of RIM, and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. The Distributor distributes shares of the Funds continuously but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of shares.

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While the Distributor is entitled to the Rule 12b-1 distribution and service from each Fund's Class V shares, the Distributor has agreed to waive receipt of all or a portion of the fee until August 16, 2026 for each of the Funds except Venerable US Large Cap Core Equity Fund to the extent necessary to limit total annual operating expenses of Class V shares to the amount of the expense limitation for each Fund's Class V discussed above under "Adviser."

TRANSFER AND DIVIDEND DISBURSING AGENT.

Russell Investments Fund Services, LLC (the "Transfer Agent") serves as the transfer and dividend disbursing agent for the Trust. The Transfer Agent does not earn a fee for this service. The Transfer Agent's mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Ernst & Young LLP serves as the Independent Registered Public Accounting Firm of the Trust. Ernst & Young LLP is responsible for performing annual audits of the financial statements of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of Ernst & Young LLP is 2005 Market Street, Suite 700, Philadelphia, PA 19103.

CODES OF ETHICS.

The Trust, the Adviser, RIM, FT, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, RIM, FT, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the Securities and Exchange Commission (the "SEC") and may be viewed by the public.

The Adviser relies on each Sub-Adviser and money manager to monitor the personal trading activities of the Sub-Adviser's or money manager's personnel in accordance with that Sub-Adviser's or money manager's code of ethics. Each Sub-Adviser provides the Adviser and each money manager provides the applicable Sub-Adviser with a quarterly certification of the Sub-Adviser's or money manager's compliance with its code of ethics and a report of any significant violations of its code.

DISTRIBUTION PLAN.

The Trust has adopted a Rule 12b-1 distribution and service plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act that allows Class V to bear distribution expenses. Unless waived as described above, under the Distribution Plan, each Fund pays the Distributor an annual fee of 0.30% of its average daily net assets attributable to Class V shares. The Distributor then makes payments to financial intermediaries as compensation for services the financial intermediaries provide and expenses they bear in connection with promoting, selling and servicing Class V shares. There is no distribution plan with respect to Class I shares and the Funds pay no service or distribution fees with respect to those shares.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for expenses incurred and services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. As such, the Trust makes no distribution payments to the Distributor with respect to Class V Shares except as described above. Therefore, the Trust does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Trust, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by the Trust under the Distribution Plan.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES.

In addition to the fees paid by the Funds to the Distributor for purpose of compensating certain financial intermediaries for services the financial intermediaries provide and expenses they bear in connection with

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promoting, selling and servicing Class V shares, the Adviser or its affiliated entities, out of their own resources and without additional cost to a Fund or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or other financial intermediaries. Payments of such additional compensation may provide an incentive for insurance companies to make a Fund available through Variable Contracts over other mutual funds or products. As of the date of this SAI, the Adviser and its affiliated entities have not entered into any such arrangements.

The Adviser and its affiliated entities may also share their profits with affiliated insurance companies or other affiliated entities through inter-company payments. The sharing of such profits may provide an incentive for affiliated insurance companies to make a Fund available through Variable Contracts over other mutual funds or products. As of the date of this SAI, the Adviser intends to share all of its profits with affiliated insurance companies.

The insurance companies issuing Variable Contracts may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Contract Owners. Neither a Fund, the Adviser, nor the Distributor are parties to these arrangements. Contract Owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker.

PURCHASE AND REDEMPTION OF FUND SHARES.

The Trust will offer and sell Fund shares for cash or securities at a price based on the Fund's net asset value per share, which will be determined in the manner set forth below.

Each Fund's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, other investment companies (as permitted by the 1940 Act) and other investors as permitted by the diversification and other requirements of section 817(h) of the Code and the underlying U.S. Treasury Regulations. Shares may be purchased or redeemed on any business day of the Funds (defined as a day on which the New York Stock Exchange ("NYSE") is open for regular trading). Each Fund may not be available as an investment option in your Variable Contract. Please refer to the prospectus for the appropriate Variable Contract on how to direct investments in, or redemptions from, an investment option corresponding to a Fund and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on each Fund's behalf.

Each Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. Each Fund may suspend redemptions or postpone payments when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

VALUATION OF FUND SHARES.

The net asset value per share of each class of shares is calculated separately for each Fund class on each business day on which shares are offered or redemption orders are tendered. A business day is one on which the NYSE is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund will normally determine net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).

Net asset value per share is computed for each class of shares of a Fund by dividing the current value of the Fund's assets attributable to each class of shares, less liabilities attributable to that class of shares, by the number of each individual class of shares of the Fund outstanding and rounding to the nearest cent. For additional information regarding the calculation of Fund net asset value, please see the section titled "Fund Accounting Policies — Net Asset Value Per Share" in the Prospectus.

The Funds may invest in securities that actively trade on foreign exchanges which may trade on days the Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless it is determined that a particular event would materially affect the net asset value.

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VALUATION OF PORTFOLIO SECURITIES.

The Funds value their portfolio instruments according to securities valuation procedures and pricing sources and services, which include market value procedures, fair value procedures and a description of the pricing sources and services used by the Funds. With respect to a Fund's investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.

Ordinarily, the Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange's or other market's regular trading hours on the day the valuation is made. The Funds value shares of other mutual funds at the current net asset value per share of the mutual fund. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange's or other market's regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Adviser believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund's net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since "significant" events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund shares.

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PORTFOLIO TURNOVER RATES OF THE FUNDS.

Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. The portfolio turnover rates for multi-manager Funds are a function of the portfolio turnover rate of each of the Fund's money managers and any changes to a Fund's money managers during a fiscal year (for example, replacing a money manager, hiring a new money manager or changing the allocations among money managers). It is possible that over certain time periods, a multi-manager Fund may have a higher portfolio turnover rate than a mutual fund with a single money manager. Significant variations in the portfolio turnover rates for any Fund generally may be attributable to money manager changes, market volatility, duration of portfolio investments and/or changes to the asset allocations of certain Funds. A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes"). The Venerable Moderate Allocation Fund will purchase or sell Underlying Fund shares to: (i) accommodate purchases and sales of the Fund's shares; (ii) change the percentages of the Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of the Fund's assets among the Underlying Funds. Each Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS.

The Trust maintains a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. This portfolio holdings disclosure policy has been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to this Board-approved policy.

Disclosure of a Fund's portfolio holdings that is not publicly available may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Funds and the Adviser to shareholders. Disclosure is permissible only when a Fund has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement. No Fund or affiliate of a Fund (as defined in the 1940 Act) may receive compensation or consideration of any type in connection with the disclosure of information about a Fund's portfolio holdings.

Public Disclosures of Portfolio Holdings Information

Each Fund discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter on Form N-PORT within 60 days of the end of the fiscal quarter and on Form N-CSR within 60 days after the second and fourth quarter ends of the Fund's fiscal year. The portfolio holdings information in Form N-PORT is not required to be delivered to shareholders but is made public through the SEC electronic filings at www.sec.gov. Shareholders receive complete portfolio holdings information with their annual and semiannual reports. Reports on Forms N-CSR are available on the SEC's website at http://www.sec.gov. The Funds' annual and semiannual reports are also available without charge on the Funds' website https://docs.venerable.com/#/venerable-variable-insurance-trust.

The Funds generally make publicly available on their website (https://docs.venerable.com/#/venerable-variable-insurance-trust) portfolio holdings information as follows:

•  All Funds: Each Fund's complete portfolio holdings (a) as of each calendar quarter-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting. A Fund may also periodically disclose complete or partial portfolio holdings on the Funds' public website as of a specified date.

•  Fund of Funds: Each Fund-of-Funds that invests in affiliated funds and exchange traded funds shall disclose its complete portfolio holdings on a daily basis.

•  Money Market Funds: In accordance with Rule 2a-7 under the 1940 Act, for a period of not less than six months, beginning no later than the fifth business day of the month, a money market fund shall disclose its complete Portfolio Holdings as of the last business day or subsequent calendar day of the preceding month.

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Non-Public Disclosures of Portfolio Holdings Information

Non-public information about a Fund's portfolio holdings may be disclosed on a regular basis, as frequently as daily, to the Board and its counsel, and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, either by explicit agreement or by virtue of their respective duties to each Fund. Service providers include, but are not limited to, the Adviser, Sub-Advisers, money managers, accounting or administrative agents for the Adviser, Fund legal counsel, administrator, portfolio accounting provider, distributor, independent registered public accounting firm, custodian, transfer agent, proxy voting service provider, rating and ranking organizations, financial printers, pricing service vendors, legal service providers and third parties that provide analytical, statistical, or consulting services, including, in each case, affiliates of a service provider providing services for legitimate business purposes to the service provider. Non-public information about a Fund's portfolio holdings also may be disclosed to a transition management service provider, provided the transition management service provider has entered into a non-disclosure or confidentiality agreement.

Any "ongoing arrangement" to make available such non-public portfolio holdings information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a written confidentiality agreement. The approval of the CCO and the Chief Compliance Officer of the Adviser (the "Adviser CCO") must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available non-public information about a Fund's portfolio holdings. Before approving a new ongoing arrangement or materially altering any existing arrangement, the CCO and Adviser CCO shall determine whether there is a legitimate business interest for such arrangement; whether such disclosure is in the best interest of a Fund's shareholders; and whether such disclosure will create any conflicts between the interests of a Fund's shareholders, on the one hand, and those of the Adviser, the principal underwriter or any affiliated person of a Fund, the Adviser or the principal underwriter, on the other.

As of the date of this SAI, the Funds do not have any such ongoing arrangements to make portfolio holdings information available.

Mutual fund evaluation services (e.g., Standard & Poor's, Morningstar, Inc. and Lipper Analytical Services) and due diligence departments of financial intermediaries regularly analyze the portfolio holdings of mutual funds to monitor and report on various fund attributes (e.g., style, capitalization, maturity, yield and beta). These services and departments may then distribute the results of their analyses to the public, paid subscribers and/or in-house brokers. To facilitate the review of the Funds by these services and departments, the Funds may, at the request of such services and departments, provide (or authorize their service providers to provide) portfolio holdings to such services and departments before those holdings are publicly available, provided that (a) the recipient does not distribute some or all of the portfolio holdings information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Fund shares before the portfolio holdings information become public information and (b) the recipient signs a written confidentiality agreement.

The CCO and Adviser CCO may approve other instances where portfolio holdings information can be provided to a third party before its public disclosure where there is a legitimate business purpose and the two conditions noted in the prior paragraph are met. Before approving other instances, the CCO and Adviser CCO shall determine whether such disclosure is in the best interest of a Fund's shareholders; and whether such disclosure will create any conflicts between the interests of a Fund's shareholders, on the one hand, and those of the Adviser, the principal underwriter or any affiliated person of a Fund, the Adviser or the principal underwriter, on the other.

Non-Public Disclosures of Portfolio Characteristics, Information related to Equity Investments in Companies with Sufficiently Large Market Capitalization and Stale Information

Each Fund may disclose the following to third parties on a regular basis, as frequently as daily.

•  "Portfolio characteristics" — aggregated, statistical-type information of a Fund or sleeve of a Fund that does not identify, directly or indirectly, specific portfolio holdings. Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by market capitalization range, asset class, factor, sector, industry, geography, types of bonds, bond maturities, bond coupons or bond credit quality ratings; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio or sleeve-level statistics such as yield, option-adjusted spread, maturity, duration, P/E ratio, equity delta, DV01 and median market capitalization; and (4) non-security specific

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attribution analyses, such as those based on investment sub-adviser/money manager, asset class, factor, sector, industry, geography or credit quality.

•  "Information related to equity investments in companies with sufficiently large market capitalization" — the number of shares held by the Funds in the aggregate of a security represented in the S&P 100 and the 100 largest market capitalization securities represented in the MSCI EAFE Index (at each reconstitution) and the percentage of the Funds' aggregate net asset value represented by such security, subject to a three-day lag.

•  "Stale information" — portfolio securities and similar instruments owned by a Fund as of 90 or more calendar days prior to the dissemination of such information.

"Portfolio characteristics," "information related to equity investments in companies with sufficiently large market capitalization" and "stale information" may be disclosed at the request of insurance companies that use the Funds as an investment option for its Variable Contracts (the "Insurance Companies") for use in managing their risk under certain guarantees provided under the variable contracts. This information shall be provided to an Insurance Company solely for the limited purpose of helping the Insurance Company in a hedging program it uses for its own account to help manage its risks under the guarantees on the Variable Contracts, and only if the Insurance Company enters into a written confidentiality agreement.

Administration of the Portfolio Holdings Disclosure Policies

The Adviser CCO is responsible for approving the release of non-public information about a Fund's portfolio holdings and monitoring compliance with the Funds' portfolio holdings disclosure policies. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' CCO. If the Funds' CCO deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Board, as required by Rule 38a-1. The Funds' CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.

PROXY VOTING POLICIES AND PROCEDURES.

The Board has delegated to the Adviser, as the Trust's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. The Adviser has in turn delegated the proxy voting responsibilities with respect to each Fund to the applicable Sub-Adviser. With respect to the FT Strategic Bond Fund, FT has delegated proxy voting responsibilities to Western Asset Management, LLC ("Western"), one of the Fund's money managers. A description of RIM's proxy voting policies and procedures is included below. A copy of the proxy voting policies and procedures that FT uses for the Venerable High Yield Fund are included in Appendix B. A copy of the proxy voting policies and procedures that FT uses for the Venerable US Large Cap Strategic Equity Fund are included in Appendix C. A copy of the Western proxy voting policies and procedures are included in Appendix D. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, at https://docs.venerable.com/#/venerable-variable-insurance-trust and on the SEC's website at http://www.sec.gov. To the extent that any shares of a Fund (the "acquired Fund") are owned directly by any other Fund (the "acquiring Fund"), shares of the acquired Fund will be voted directly by such acquiring Fund in the same proportion as all other votes received from the other holders of such acquired Fund's shares.

Description of RIM's Proxy Voting Policies and Procedures

RIM has established an Active Ownership Committee ("Committee") and has adopted written Proxy Voting and Engagement Policies and Procedures ("P&P") and written proxy voting guidelines ("Guidelines"). RIM has also hired a third-party service provider to serve as proxy administrator ("Proxy Administrator"), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents RIM's voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for RIM's judgment or discretion; RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM's clients (including the RIM Discretionary Funds) and to enable the Committee to receive timely notice of and

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resolve any material conflicts of interest between the RIM Discretionary Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to RIM. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. RIM, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.

Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, RIM, through the Committee, exercises its proxy voting authority in the best interests of the RIM Discretionary Funds based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.

The Guidelines are available, without charge, at https://russellinvestments.com.

BROKERAGE ALLOCATIONS.

The selection of a broker or dealer to execute portfolio transactions is made either by the applicable Sub-Adviser or the applicable money manager.

Russell Investment Management, LLC (RIM Discretionary Funds)

In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM is not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Trust's Board-approved policies and procedures.

Substantially all of the equity transaction that RIM effects for the RIM Discretionary Funds are executed through Russell Investments Implementation Services, LLC ("RIIS"), a registered broker and an affiliate of RIM. This presents a conflict of interest because RIIS generates revenue from executing equity transaction for the RIM Discretionary Funds, which is a financial incentive for RIM to favor the ongoing selection of RIIS for execution of the RIM Discretionary Funds' equity transactions. To oversee its use of RIIS to execute equity transactions for the RIM Discretionary Funds, RIM reviews third party trade execution quality reports and RIIS' commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third party brokers for clearing and settlement services. For the RIM Discretionary Funds' first year of operations, RIIS will not receive any commissions for its trade execution services. During this time, for trades executed by RIIS, these Funds will only pay commissions equal to an amount up to the highest commission charged by third-party brokers for their clearing and settlement services.

Fixed income portfolio transactions that RIM effects for the RIM Discretionary Funds are primarily executed directly in the over-the-counter markets. In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

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Franklin Advisers, Inc. (with respect to the Venerable High Yield Fund and the US Large Cap Strategic Equity Fund)

When placing a portfolio transaction, the trading department of FT seeks to obtain "best execution" — the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the applicable FT Discretionary Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of FT responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. FT may also place orders to buy and sell equity securities on a principal rather than agency basis if FT believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

FT may cause an applicable FT Discretionary Fund to pay certain brokers commissions that are higher than those another broker may charge, if FT determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or FT's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, FT may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to FT include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to FT in carrying out its investment advisory responsibilities. These services may not always directly benefit the applicable FT Discretionary Funds. They must, however, be of value to FT in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services FT receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows FT to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce FT's research activities in providing investment advice to the applicable FT Discretionary Funds.

As long as it is lawful and appropriate to do so, FT and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of an applicable FT Discretionary Fund and one or more other investment companies or clients supervised by FT are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by FT, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to an applicable FT Discretionary Fund.

Western Asset Management, LLC (with respect to the Venerable Strategic Bond Fund)

Portfolio Transactions and Brokerage

In certain instances, there may be securities that are suitable as an investment for the applicable FT Discretionary Fund as well as for one or more of the other clients of Western. Investment decisions for the applicable FT Discretionary Fund and for Western's other clients are made with a view to achieving their respective investment

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objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the applicable FT Discretionary Fund. When purchases or sales of the same security for the applicable FT Discretionary Fund and for other portfolios managed by Western occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the applicable FT Discretionary Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents and the applicable FT Discretionary Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The applicable FT Discretionary Fund may also purchase securities directly from the issuer.

Brokerage and Research Services

The general policy of Western in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The applicable FT Discretionary Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the applicable FT Discretionary Fund, Western also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the applicable FT Discretionary Fund and/or the other accounts over which Western or its affiliates exercise investment discretion. Western is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the applicable FT Discretionary Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Western determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Western in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Western in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Western and its affiliates have with respect to accounts over which they exercise investment discretion. Western may also have arrangements with brokers pursuant to which such brokers provide research services to Western in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the applicable FT Discretionary Fund's costs, Western does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Western. Arrangements for the receipt of research services from brokers (so-called "soft dollar" arrangements) may create conflicts of interest. Although Western is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and Western may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

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Research services furnished to Western by brokers that effect securities transactions for the applicable FT Discretionary Fund may be used by Western in servicing other investment companies and accounts which Western manages. Similarly, research services furnished to Western by brokers that effect securities transactions for other investment companies and accounts which Western manages may be used by Western in servicing the applicable FT Discretionary Fund. Not all of these research services are used by Western in managing any particular account, including the applicable FT Discretionary Fund.

Firms that provide research and brokerage services to Western may also promote the sale of applicable FT Discretionary Fund or other pooled investment vehicles advised by Western, and Western and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the applicable FT Discretionary Fund or other pooled investment vehicles advised by Western.

BROKERAGE COMMISSIONS.

Each Fund is newly-created and, therefore, has not paid any brokerage commissions.

Holdings of Securities of the Fund's Regular Brokers and Dealers

From time to time, the Funds may acquire and hold securities issued by their "regular brokers or dealers" or the parents of those brokers or dealers. "Regular brokers or dealers" (as such term is defined in the 1940 Act) of the Funds are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund's shares. Any securities of any "regular brokers or dealers" held by the Funds during a fiscal year will be disclosed by the Fund after the end of such fiscal year.

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund's investment objective is "non-fundamental." Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund's investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in their Prospectus.

INVESTMENT RESTRICTIONS.

Each Fund is subject to the following fundamental investment restrictions.

Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

1.  With respect to each Fund other than the Venerable Large Cap Index Fund, no Fund may purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry.

  With respect to the Venerable Large Cap Index Fund, the Fund may not concentrate its investments in securities of issuers in the same industry, except to the extent the Fund's underlying index is so concentrated.

2.  No Fund may purchase or sell real estate (unless the real estate is acquired as a result of ownership of securities or other instruments); provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including securities issued by REITs).

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3.  No Fund may purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

4.  No Fund may borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

5.  No Fund may act as an underwriter, except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6.  No Fund may make loans to other persons, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

7.  No Fund may issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry. Investments in other investment companies shall not be considered an investment in any particular industry for purposes of investment restriction 1. Investment restriction 1 shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds' industry concentration restrictions.

With regard to investment restriction 3, above, this restriction shall not prevent a Fund from, among other things, purchasing or selling currencies, entering into futures contracts on securities, currencies and other indices or any other financial instruments, purchasing and selling options on such futures contracts, entering into swap agreements or swaptions, purchasing or selling commodity-linked derivative instruments and other commodity-linked securities, or from investing in securities or other instruments backed by physical commodities or by indices.

With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regard to investment restriction 4, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act. The 1940 Act presently allows a Fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC.

The Funds' fundamental restrictions are written and will be interpreted broadly. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, the Funds' fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of the Funds' fundamental restrictions could change in the future.

Certain Funds are also subject to the following non-fundamental investment restrictions (restrictions that can be changed by the Trustees without shareholder approval):

1.  With respect to the Venerable High Yield Fund, under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.

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2.  With respect to the Venerable Large Cap Index Fund, under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in companies that are included in a benchmark index that measures the investment return of large capitalization stocks. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.

3.  With respect to the Venerable Strategic Bond Fund, under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in debt and fixed income securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.

4.  With respect to the Venerable US Large Cap Core Equity Fund and the Venerable US Large Cap Strategic Equity Fund, under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies economically tied to the U.S. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.

5.  With respect to each Fund, other than the Venerable Moderate Allocation Fund, if the Fund's shares are purchased by another investment company in reliance on the provisions of subparagraph G of Section 12(d)(1) of the 1940 Act, the Fund may not acquire any securities of registered open-end investment companies or registered UIT in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

INVESTMENT POLICIES.

The investment objective and principal investment strategies for each Fund are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. With respect to the Venerable Moderate Allocation Fund, references to "Fund" below should be read to refer to the applicable Underlying Funds, as appropriate. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that the Sub-Advisers or the money managers may or may not use them.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.

INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.

Each Fund's principal and certain non-principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the applicable Sub-Adviser or money manager believes to be consistent with the Fund's best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Cash Reserves. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund's performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests ("cash reserves"). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. The applicable Sub-Adviser or money manager may increase or decrease a Fund's cash reserves to seek to achieve the desired exposures for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds. A Fund may hold additional cash in connection with its investment strategy.

Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes or declining equity prices. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge),

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which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy. Position limits may constrain a Fund from being able to enter into hedging transactions.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in certain investments, including repurchase agreements of more than seven days' duration, that are deemed to be "illiquid" as defined in Rule 22e-4 under the 1940 Act. This limitation is applied at the time of purchase. An investment is generally deemed to be illiquid if it is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. There may be delays in selling illiquid investments at prices representing their fair value.

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

When-Issued Securities and Delayed-Delivery Transactions. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "when-issued" transaction or "forward commitment") or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. In addition, recently finalized rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") include mandatory margin requirements that require the Funds to post collateral in connection with their to-be-announced ("TBA") transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

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Additionally, under certain circumstances, the Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by a Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. "Free trade" transactions involve the risk of loss to a Fund if the other party to the "free trade" transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

There can be no assurance that a when-issued security will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the when-issued security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period. If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. Regulations of prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. These regulations and any potential future regulation by prudential regulators could adversely affect a Fund's ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies and other pooled investment vehicles. If a Fund invests in other investment vehicles, shareholders will bear not only their proportionate share of the Fund's expenses (including operating expenses and the advisory fee paid by the Fund), but also, indirectly, the similar expenses of the underlying investment vehicles. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment vehicles.

Exchange Traded Funds or "ETFs." The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500®, the NASDAQ 100, the ICE BofA 1-3 Year U.S. Treasury Index or the Bloomberg Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an index-based ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. An "actively-managed ETF" invests in securities based on an adviser's investment strategy. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.

Short Sales. The Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds must return the borrowed security. A Fund will realize a gain if the security declines in price between those dates. Short sales expose a Fund to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing,

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maintaining and closing out the short position. Short sales are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.

Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When a Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose.

If the Funds' prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Fund may lose money.

Short Sales "Against the Box." The Funds may utilize a short sale that is "against the box." A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Short sales "against the box" are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.

Foreign Securities.

Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting, financial reporting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.

Investment in foreign countries may also be affected by a country's political climate which could result in regulatory restrictions, including restrictions on transacting in certain foreign securities ("restricted securities"), being contemplated or imposed in the U.S. or in the foreign country that could have a material adverse effect on a Fund's ability to invest in accordance with its investment policies and/or achieve its investment objective. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom's exit from the European Union, or Brexit, resulted in market volatility and caused additional market disruption on a global basis. To the extent that a Fund is unable to transact in a restricted security on a U.S. exchange, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund's costs. In addition, to the extent that a Fund holds a restricted security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made or the restricted holding(s) are divested. Certain restricted securities may have less liquidity as a result of such designation and the market price of such security may decline and a Fund may incur a loss as a result.

Investment in Emerging Markets. The Funds may invest in emerging markets securities. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets.

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Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In general, this can be expected to result in less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. In addition, there is the risk that the Public Company Accounting Oversight Board ("PCAOB") may not be able to inspect audit practices and work conducted by audit firms in emerging market countries — such as the People's Republic of China — and, therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Furthermore, U.S. regulatory authorities' ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders' ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.

Investments in the People's Republic of China. The Funds may invest in securities and instruments that are economically tied to the People's Republic of China ("PRC"). Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under "Foreign Securities" in this section, including those associated with investment in emerging markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC's currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and

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heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund's investments in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, the Adviser may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and the Adviser's understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.

In addition, as much of China's growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially severe negative impact to the Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on a Fund's ability to invest in accordance with its investment policies and/or achieve its investment objective. In November 2020, the President of the United States issued an executive order ("CCMC Order") prohibiting US persons, including the Funds, from transacting in securities of any Chinese company identified by the Secretary of Defense as a "Communist Chinese military company" ("CCMC") or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The CCMC order was amended in June 2021 when the President of the United States issued an executive order ("CMIC Order") prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company ("CMIC"). This prohibition expands on the CCMC order. To the extent that a Fund holds securities of a Chinese issuer and the issuer of a Fund portfolio holding is deemed to be a CMIC, it may have a material adverse effect on the Fund's ability to pursue its investment objective and/or strategy. To the extent that a Fund currently transacts in securities of a foreign company on a U.S. exchange but is unable to do so in the future, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund's costs. In addition, to the extent that a Fund holds a security of a CMIC, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made or the CMIC holding(s) are divested. Certain CMIC securities may have less liquidity as a result of such designation and the market price of such CMIC may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.

Investing through Stock Connect. Certain Funds may invest in certain eligible securities ("Stock Connect Securities") that are listed and traded on the Shanghai Stock Exchange through the Hong Kong — Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong — Shenzhen Stock Connect program ("Stock Connect"). The Stock Exchange of Hong Kong Limited ("SEHK"), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.

However, a number of restrictions apply to Stock Connect trading that could affect a Fund's investments and returns. For example, the home market's laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants

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are subject to daily and aggregate investment quotas, which could restrict or preclude a Fund's ability to invest in Stock Connect Securities.

Investing through Bond Connect. Certain Funds may invest in certain eligible securities ("Bond Connect Securities") that are listed and traded through China's Bond Connect Program ("Bond Connect") which allows non-Chinese investors (such as the Funds) to purchase certain fixed-income investments available from China's interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Funds) via accounts maintained with China's two fixed-income securities clearinghouses. While the ultimate investor may hold beneficial interest in Bond Connect Securities, courts in China have limited experience in applying the concept of beneficial ownership. Additionally, a Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi ("RMB"). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.

Investing through variable interest entities. Certain Funds may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities ("VIEs"). Due to PRC governmental restrictions on non-PRC ownership of companies in certain industries in the PRC, certain PRC companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the PRC operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as a Fund. This arrangement allows non-PRC investors in the offshore company to obtain economic exposure without direct equity ownership in the PRC company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under PRC law. On February 17, 2023, the China Securities Regulatory Commission ("CRSC") released the "Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies" (the "Trial Measures") which came into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company's contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact a Fund's performance. There is also uncertainty related to the PRC's taxation of VIEs and the PRC tax authorities may take positions which may result in increased tax liabilities for VIEs.

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Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund's investments.

Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). Certain Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic

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and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Equity Securities.

Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by companies of any market capitalization.

Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are "cumulative," meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are "participating" and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Initial Public Offering Stocks. The Funds may invest in initial public offering ("IPO") stocks. Investments in IPO stocks expose a Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although investments in IPO stocks may have had a positive impact on a Fund's performance in the past, there can be no assurance that a Fund will identify favorable IPO investment opportunities in the future. The purchase of IPO stock may involve high transaction costs. IPO stocks are also subject to liquidity risk.

Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P") or BB+ or lower by Fitch Investors Services, Inc. ("Fitch") and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a Fund, hence worsening the Fund's standing in the case of an issuer's insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

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Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Real Estate Investment Trusts or "REITs." The Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Code or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts. The Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock

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underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.

"Special Situation" Companies. The Funds may invest in "special situation companies." "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Master Limited Partnerships ("MLPs"). The Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

Debt Instruments and Money Market Instruments. To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. Fluctuations in interest rates may have unpredictable effects on markets, may result in heightened market volatility and may increase a Fund's exposure to risks associated with such interest rates. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.

The Funds may also purchase Treasury Inflation Protected Securities ("TIPS"). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security's principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See "Zero Coupon Securities" below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay

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interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in "Illiquid Securities," a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements and Dollar Rolls. The Funds may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.

The Funds may purchase dollar rolls. A "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Corporate Debt Securities. The Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible

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into the issuer's equity securities, which have similar characteristics. See "Equity Securities" above for a fuller description of convertible securities.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. A Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.

Zero Coupon Securities. The Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Government Zero Coupon Securities. The Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as "Government zero coupon securities").

Mortgage-Related And Other Asset-Backed Securities.

The forms of mortgage-related and other asset-backed securities the Funds may invest in include the securities described below.

Reverse Mortgages. Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the FNMA, a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities ("MBS") that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including "interest only" and "inverse interest only" tranches. In a common CMO structure, the

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tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

Covered Bonds. Certain Funds may invest in covered bonds, which are debt instruments issued by banks or other financial institutions that are backed by both the issuing financial institution and a segregated pool of financial assets (a "cover pool"), typically comprised of residential or commercial mortgage loans or loans to public sector institutions. The cover pool, typically maintained by the issuing financial institution, is designed to pay covered bond holders in the event that there is a default on the payment obligations of a covered bond. To the extent the

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cover pool assets are insufficient to repay amounts owing in respect of the bonds, bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuing financial institution is downgraded or the quality of the assets in the cover pool deteriorates.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. A Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. A Fund may also purchase or sell an option to buy or sell a TBA sale commitment. When a Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.

Risk Factors. The value of a Fund's MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time the Fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

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MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the FNMA) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the MBS in which certain Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on MBS generally.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adverse changes in market conditions and the regulatory climate may reduce the cash flow which a Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.

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Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund's asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market's assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security's weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles ("SIVs"). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, relatively less liquid than other investments and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs' assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.

Collateralized Loan Obligations. The Funds may invest in collateralized loan obligations ("CLOs"). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity ("CLO Securities"). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO's collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

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Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

A CLO's investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities.

Loans and Other Direct Indebtedness. The Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate "bank loans" or "leveraged loans," which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.

Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund's ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on the Sub-Adviser's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund's redemption

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obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.

Investments in floating rate "bank loans" or "leveraged loans" are generally rated below investment grade and are expected to exhibit credit risks similar to "high yield" or "junk" bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and "high yield" or "junk bonds." Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund's claims on any collateral securing the loan are greater in highly leveraged transactions.

As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.

A Fund's investment in "leveraged loans" may include an investment in "covenant lite" loans. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Fund. In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Funds are exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations may be illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.

Credit Linked Notes, Credit Options and Similar Instruments. The Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference instrument"). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.

Brady Bonds. The Funds may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.

Bank Instruments. The Funds may invest in bank instruments, which include Eurodollar certificates of deposit ("ECDs"), Eurodollar time deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs").

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Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

High Yield Bonds. The Funds may invest in debt securities that are rated below investment grade (commonly referred to as "high-yield" or "junk bonds"), which include securities rated below BBB- by S&P, below Baa3 by Moody's or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.

Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are relatively less liquid than higher rated securities.

Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer's bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.

In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

Lowest Rated Investment Grade Securities. The Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody's or BBB- by Fitch are the lowest ratings which are considered "investment grade," although Moody's considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.

Securities rated BBB- by S&P, Baa3 by Moody's or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see Appendix A.

Securities possessing Moody's Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but

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certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch's BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

Auction Market and Remarketed Preferred Stock. The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Alternative Minimum Tax Bonds. The Funds may invest in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Event-Linked Bonds. The Funds may invest in "event-linked bonds." Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Funds' investments in fixed income securities may include deferred interest, pay-in-kind ("PIK") and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the

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liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.

Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may, even if accounting conditions are met, obtain no return at all on its investment.

PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. As a result, a Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If a Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Municipal Debt Instruments. Economic downturns and budgetary constraints may make municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city's bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city's bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.

Municipal Obligations and Bonds. The Funds may invest in "municipal obligations." Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds,

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revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds.

General Obligation Bonds — are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds — are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Additional types of municipal obligations include the following:

Industrial Development Bonds — are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Private Activity Bonds — are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise's ability to do so.

Moral Obligation Bonds — are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Lease Obligations — are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Pre-Refunded Municipal Bonds — are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as "escrowed-to-maturity bonds") and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.

Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including an extended period of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In September 2017, Puerto Rico was hit by two successive hurricanes that caused severe damage to Puerto Rico's infrastructure. Additionally, Puerto Rico experienced significant political instability in 2019. Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth's ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not

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adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. From 2017-2022, the Commonwealth, and its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees' Retirement System, Public Buildings Authority, and Aqueduct and Sewer Authority, were subject to the equivalent of municipal bankruptcy proceedings, known as "PROMESA" cases. During those proceedings, these municipal entities were unable to issue new municipal securities or repay existing municipal debt. At this time, Puerto Rico's Electric Power Authority ("PREPA") remains in such proceedings and subject to such restrictions. Moreover, the validity of PREPA's debt instruments (and thus whether the holders are entitled to any recovery at all) has been called into question and may be litigated as part of its PROMESA case. PROMESA is a novel federal law and many of its provisions have been disputed. Those agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the proceedings mentioned above. For these and other reasons, the timing and rate of recovery on municipal securities that have been or will be issued by the Commonwealth or any of its agencies are highly unpredictable.. Further legislation by the U.S. Congress, or actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund's performance. Guam's economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam's economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands' gross domestic product. A weak economy, war, natural disasters, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insured municipal bonds typically receive a higher credit rating than uninsured municipal bonds, which means the issuer of the bond pays a lower interest rate. Insurance does not guarantee the price of the bond or the share price of a Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating, and conditions or changes to ratings criteria of municipal bonds could adversely impact the ratings of the insurer. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases, the insurance may provide little or no enhancement of credit or resale value to the municipal bond, and the bond rating will reflect the higher of the insurer rating or the rating of the underlying bond.

An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal Notes. The Funds may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

Tax Anticipation Notes — issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

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Bond Anticipation Notes — issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes — issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes — sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds — bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper — a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

Project Notes — sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.

Variable Rate Demand Notes — long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by a Fund will continually be monitored.

Tax Free Participation Certificates — tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.

A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for a Fund. A Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. A Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. A Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Puts, Stand-by Commitments and Demand Notes. The Funds may purchase municipal obligations with the right to a "put" or "stand-by commitment." A "put" on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.

The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Funds' credit quality requirements.

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The Funds may also invest in demand notes and variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a "put," obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.

The Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days' notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller's ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See "Investment Strategies and Portfolio Instruments — Municipal Notes — Tax Free Participation Certificates.")

Variable Amount Master Demand Notes. The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Tender Option Bonds. The Funds may invest in tender option bonds. Typically, a tender option bond transaction begins when a third-party sponsor deposits fixed-rate tax-exempt or other bonds in a trust ("TOB Trust") created by the sponsor. The TOB Trust issues two types of securities: short-term floating rate securities ("Floaters") and residual securities junior to the Floaters ("Inverse Floaters"). The Funds do not currently intend to deposit bonds into a TOB Trust, but may invest in the Floaters and Inverse Floaters issued by TOB Trusts.

The interest rate on the Floaters typically reset weekly to the current market rate. Holders of the Floaters also have the periodic option (typically daily or weekly) to tender their securities back to the TOB Trust for repurchase at their principal amount plus accrued interest. When interest is paid on the underlying bonds to the TOB Trust, the proceeds are first used to pay any administrative expenses of the TOB Trust, followed by accrued interest to the holders of the Floaters. Any remaining amounts are paid to the holders of the Inverse Floaters.

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Inverse Floaters have increased sensitivity to changes in interest rates and to the market value of the underlying bonds. The return on Inverse Floaters is inversely related to changes in short-term interest rates. Therefore, if short-term interest rates rise after the issuance of the Inverse Floaters, the Inverse Floaters will produce less current income or may produce none at all. Tender option bonds also typically provide for the automatic termination of a TOB Trust if certain adverse events occur, such as a credit ratings downgrade of the underlying bonds below a specified level or a decrease in the market value of the underlying bonds below a specified amount. In such an event, the underlying bonds are generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and Inverse Floaters. However, the holder of the Inverse Floaters will generally receive proceeds of the sale only after the holders of the Floaters have received proceeds equal to the purchase price of their securities. This could result in a loss of a substantial portion, and potentially all, of an investment in the Inverse Floaters. Inverse Floaters are generally also subject to a number of other risks such as leverage risk, liquidity risk, counterparty risk, operational risk and legal risk.

Commercial Paper. The Funds may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. The Funds may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Indexed Commercial Paper. The Funds may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

Credit and Liquidity Enhancements. The Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Funds that invest in these securities and may affect their share price.

Funding Agreements. The Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund's limitation on illiquid investments.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions. Positions in these financial instruments may expose a Fund to an obligation to another party.

Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

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Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and write options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds.

Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of an option (or a particular class or series of an option), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period or on a specified date or dates, for certain types of options. The writer of an option on a security has the obligation upon exercise of the option, to deliver the underlying security upon payment of the exercise price (in the case of a call), or to pay the exercise price upon delivery of the underlying security (in the case of a put). Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options

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on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.

A Fund may write "covered" call and put options. In the case of written call options that are not legally required to cash settle, the option is "covered" if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index where the purchased call is scheduled to settle before or at the same time as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margin on deposit. A written put option that is not legally required to cash settle is "covered" if the Fund (a) sells the underlying security short at a price at least equal to the strike price where the short sale is scheduled to settle before or at the same time as the written put option is written or (b) holds a put on the same security or index where the put held is scheduled to settle before or at the same time as the put written, and where the exercise price of the put held is (i) equal to or greater than the strike price of the put written, or (ii) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.

If an option written by a Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

Prior to the earlier of exercise or expiration, as noted above, an option may generally be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.

Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment

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(i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist if a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option (i.e., where a Fund holds the security underlying the option), a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500® ) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, for example: the S&P 500® ; the Russell 2000® ; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to a reference rate. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate to which an interest rate swap and fixed income instrument is linked.

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A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities ("initial margin"). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant ("FCM"). The required initial margin may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited. Such requirements to deposit or maintain additional margin may be imposed at times when a Fund is unable to, or would face potential challenges in, meeting the additional margin requirement. Under these circumstances, a Fund could be required to, among other actions, reduce the Fund's exposure(s) giving rise to the additional margin requirement, sell or otherwise transfer other investments of the Fund to raise cash to satisfy the additional margin requirement, and/or hold cash on an ongoing basis — potentially at a disadvantageous time to the Fund — to satisfy the additional margin requirement. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse,

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closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.

Limitations on Use of Futures and Options on Futures Contracts.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

Each Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). An exclusion from the definition of the term "commodity pool operator" has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign

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security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option or purchase a put option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions ("Forward Currency Contracts"). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. A forward currency contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward currency contract may require a Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. The Funds may engage in forward contracts that involve transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of a forward foreign currency contract does not eliminate fluctuations in the price of the underlying securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

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If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the counterparty risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out) with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of swap agreements, including equity index, interest rate, currency, credit default and recovery lock swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party's needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an

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obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities (CMBX). Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis." If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.

Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.

Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter ("OTC") derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms "swap" and "security-based" swap and govern "mixed swaps" (the "Swap Definitions"). Under the Swap Definitions, the term "swap" includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of "swap." The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.

Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for "swap dealers" and "major swap participants" as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted numerous rules and regulations implementing the provisions of the Dodd-Frank Act. It is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional compliance burdens and associated costs. The Dodd-Frank Act and the rules may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties' on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing and margin, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Similar to initial margin for futures contracts as discussed above, the required initial margin for cleared derivatives transactions may be modified during

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the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. The CFTC's adoption of new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and OTC transactions that are economically equivalent to the 25 specified contracts, is a fairly new development. In addition, the CFTC also recently modified the bona fide hedging exemption for which certain swap dealers were previously eligible. This development could limit the amount of speculative OTC transaction capacity each swap dealer would have available for a Fund. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. Position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of a Fund.

Credit Default Swaps. The Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case a Fund would function as the Counterparty referenced in the preceding paragraph.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap's spread) of a particular issuer's default.

Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments,

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principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation's default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

If the creditworthiness of a Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in uncleared swap agreements, the Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Interest Rate Swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or FCM defaults, a Fund's risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject a Fund to increased costs or margin requirements.

Recovery Lock Swaps. The Funds may enter into recovery lock swaps. Recovery lock swaps are used to "lock in" a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation

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upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a Counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and relatively less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.

Swaptions. The Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.

Equity Swaps. The Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an "equity basket swap") or individual equity security for another payment stream. An equity swap may be used by the Funds to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. The Funds will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide the Funds exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and the Funds have the ability to trade in and out of long and short positions within the swap. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Funds are contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that each Fund is contractually entitled to receive, if any.

Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e., a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).

No Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.

SEC Regulatory Matters. An SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires that the Funds trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a "limited derivatives user," as defined in the rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the

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calculation of whether a Fund is a limited derivatives user, but for Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds' securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a "derivatives transaction" for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

Structured Notes. The Funds may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be "structured" by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, relatively less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Fund's holdings in an effort to monitor the Fund's interest rate risk.

Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Bloomberg Commodity Index Total Return (formerly, the Dow Jones — UBS Commodity Index Total Return), which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer's credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer.

Uncovered Options Transactions. The Funds may write options that are not covered (or so called "naked options"). When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with relatively less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.

Stand-By Commitment Agreements. The Funds may invest in "stand-by commitments" with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified securities at a specified price. A Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as "put" options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. A Fund

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acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities).

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to a Fund.

Custodial Receipts and Trust Certificates. The Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

TAXES

The following is a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or

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their shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations under foreign, federal, state and local tax laws.

The following general discussion of certain federal income and excise tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within the Trust is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code will generally be applied to each Fund separately, rather than to the Trust as a whole.

Shares of the Funds will be purchased by separate accounts of insurance companies serving as investment options under Variable Contracts. Under the provisions of the Code, net income and realized capital gains that the Funds distribute are not currently taxable to owners of Variable Contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

Section 817(h) of the Code provides that the investments of a separate account underlying a Variable Contract must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements so that, assuming the look-through treatment described below is available, a separate account investing all of its assets in any single Fund would comply with such requirements. If all of the beneficial interests in a Fund are held by one or more insurance company separate accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of Variable Contracts, please refer to the contract prospectus.

It is the policy of each Fund to continue to qualify for the favorable tax treatment accorded to a regulated investment company ("RIC") under Subchapter M of the Code. By following such policy, each Fund expects that it will not be subject to federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) that is timely distributed to shareholders.

In order to continue to qualify as a RIC, each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the "Qualifying Income Requirement"); and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Diversification Requirement").

If a Fund qualifies as a RIC under the Code, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it timely distributes each year to the shareholders, provided the Fund distributes an amount equal to at least the sum of (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the "Distribution Requirement"). The Funds may use consent dividends to satisfy the Distribution Requirement.

Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the Qualifying Income Requirement or Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and

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if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and these relief provisions are not available to the Fund, all of its taxable income will be subject to tax at the regular corporate rate without any deduction for distributions to shareholders. In such case, the Fund's shareholders would be taxed as if they received ordinary dividends. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. In addition, if a Fund fails to qualify as a RIC, fails to satisfy the diversification requirements applicable to insurance company separate accounts, or fails to ensure that its shares are held only by the types of investors described above, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Code described above and it may cause owners of Variable Contracts to be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute each calendar year at least 98% of its ordinary income for such calendar year and 98.2% of its capital gains for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a RIC whose only shareholders are certain tax-exempt trusts, certain segregated asset accounts of life insurance companies held in connection with Variable Contracts, and certain other investors. In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the Distribution Requirement, but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. The Funds may use consent dividends to satisfy this distribution requirement.

A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may affect a Fund's ability to qualify as a RIC, accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund's assets to be invested within various countries is not known. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to such Funds.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser, Sub-Adviser and/or money manager (as applicable) would not have chosen to sell such securities and which may result in taxable gain or loss.

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A portion of a Fund's income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits ("REMICs") or taxable mortgage pools ("TMPs") (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related such assets directly. As a result, a life insurance company separate account funding a Variable Contract may be taxed currently to the extent of its share of a Fund's excess inclusion income. Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund's shareholders or to pay the tax at the Fund level.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

OTHER INFORMATION

The Declaration of Trust establishes a process that permits legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction, and other harm that can be caused to the Trust and its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Certain aspects of the process are discussed here. With respect to a derivative action, which is where one or more shareholders bring an action in the name of the Trust or a series against parties allegedly causing harm to the Trust or the series, prior to the commencement of a derivative action, a shareholder must make a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected series or class. Such written demand must comply with the requirements of Section 9.8(b)(iii) of the Declaration of Trust. In addition, shareholders owning shares representing at least 5% of the voting power of the affected series of class must join in initiating the derivative action. Within 150 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of the Declaration of Trust, the Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the "independent Trustees") will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. If a majority of the independent Trustees determine that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the shareholder shall not be permitted to maintain a derivative action unless the shareholder first sustains the burden of proof to the court that the decision of the independent Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. Shareholders whose demand is rejected shall be responsible, jointly and severally, for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the Trust's consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.

Pursuant to the Declaration of Trust, and subject to the Delaware Statutory Trust Act, any action commenced by a shareholder (i) directly against (A) the Trust or a series or class thereof, (B) Trustees or officers related to, arising out of, or concerning the Trust, its business, or operations, and/or (C) otherwise related to, arising out of, or concerning the Trust, its business or operations; or (ii) derivatively in the right or name of, or on behalf of, the Trust or a series or class thereof, shall be brought only in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction (the "Chosen Courts"). A Chosen Court may be less convenient and/or less favorable for a shareholder than one or more other courts.

No provision of the Declaration of Trust shall restrict any shareholder rights granted by the Securities Act of 1933, the Securities Exchange Act of 1934 or the 1940 Act, or of any valid rule, regulation, or order of the SEC thereunder.

FINANCIAL STATEMENTS

The Trust's audited financial statements and the report of Ernst & Young LLP, its independent registered public accounting firm, are included in Appendix E.

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APPENDIX A

CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

Long-Term Obligation Ratings

Aaa   —   Obligations rated 'Aaa' are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa   —   Obligations rated 'Aa' are judged to be of high quality and are subject to very low credit risk.

A   —   Obligations rated 'A' are judged to be upper-medium grade and are subject to low credit risk.

Baa   —   Obligations rated 'Baa' are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba   —   Obligations rated 'Ba' are judged to be speculative and are subject to substantial credit risk.

B   —   Obligations rated 'B' are considered speculative and are subject to high credit risk.

Caa   —   Obligations rated 'Caa' are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca   —   Obligations rated 'Ca' are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C   —   Obligations rated 'C' are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR'S RATINGS GROUP ("S&P"):

Long-Term Issue Credit Ratings

AAA   —   An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA   —   An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A   —   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB   —   An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C   —   Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB   —   An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B   —   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC   —   An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC   —   An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C   —   An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D   —   An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to 'D' if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR indicates that a rating has not been assigned or is no longer assigned.

FITCH INVESTORS SERVICE, INC. ("FITCH"):

Long-Term Ratings Scales

AAA   —   Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   —   Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   —   High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB   —   Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB   —   Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B   —   Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC   —   Substantial credit risk. Default is a real possibility.

CC   —   Very high levels of credit risk. Default of some kind appears probable.

C   —   Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

•  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•  the formal announcement by the issuer or their agent of a distressed debt exchange;

•  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD   —   Restricted default.

'RD' ratings indicate an issuer that in Fitch's opinion has experienced:

•  an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•  has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

•  has not otherwise ceased operating. This would include:

•  the selective payment default on a specific class or currency of debt;

•  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D   —   Default. 'D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local practice.

Note to Long-Term Ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

SECTOR SPECIFIC CREDIT RATING SERVICES

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

MOODY'S:

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG-1   —   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2   —   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3   —   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG   —   This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1   —   This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2   —   This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3   —   This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG   —   This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

•  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1   —   Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   —   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   —   Speculative capacity to pay principal and interest.

D   —   'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

SHORT-TERM RATINGS

MOODY'S:

Prime-1   —   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2   —   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3   —   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP   —   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P:

A-1   —   A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2   —   A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3   —   A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitment on the obligation.

B   —   A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C   —   A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D   —   A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

FITCH:

Short Term Ratings

F1   —   Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2   —   Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3   —   Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B   —   Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C   —   High short-term default risk. Default is a real possibility.

RD   —   Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D   —   Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

Franklin Equity Group Proxy Voting Policies and Procedures

B-1

FRANKLIN EQUITY GROUP Proxy Voting Policies & Procedures An SEC Compliance Rule Policy and Procedures* March 2024 * Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”). 1 2 3 RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES 4 Franklin Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-5 registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the 6 "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the Franklin 7 Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any 8 client (including both investment companies and any separate accounts managed by the Investment Managers) that has either 9 delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or 10 recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the 11 voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy 12 Group also provides these services to other advisory affiliates of the Investment Managers. 13 The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, 14 separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have 15 appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or 16 clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee 17 Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants 18 and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary 19 in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly 20 prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on 21 securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be 22 exercised with care, skill, prudence and diligence. 23 In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management 24 Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers 25 indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the 26 solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification 27 received from the Advisory Client. 28 The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe 29 are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary 30 duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory 31 agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the 32 Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also 33 delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to 34 fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an 35 Affiliated Subadviser to manage all or a portion of the assets). 36 HOW THE INVESTMENT MANAGERS VOTE PROXIES 37 Proxy Services 38 All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it 39 in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an 40 unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and 41 vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. 42 These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation,

43 vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers 44 subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and 45 vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its 46 international research. 47 In addition, the Investment Manager receives in-house voting research from Franklin Templeton’s Stewardship Team (FT 48 Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the 49 investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there 50 is no obligation or inference for the Investment Manager to formally vote in line with these opinions. This research supports the 51 independent vote decision making process and may reduce reliance on third-party advice for certain votes. 52 Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy 53 Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider 54 recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, 55 the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, 56 directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests 57 conflict with the interests of Advisory Clients. 58 For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure 59 that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may 60 result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund 61 or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and 62 other factors. 63 64 Conflicts of Interest 65 66 All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, 67 diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general 68 matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin 69 Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an 70 Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer 71 because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) 72 informational barriers exist between the Investment Managers and the Independent Affiliate business units. 73 Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s 74 (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or 75 indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. 76 Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor 77 lists, information periodically gathered from directors and officers, and information derived from other sources, including public 78 filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided 79 directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it 80 receives from such parties. 81 Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent 82 Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations 83 of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if 84 management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and 85 (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be 86 voted without regard to these conflict procedures.

87 Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates 88 (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy 89 Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the 90 vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror 91 voting when required pursuant to a fund’s governing documents or applicable law. 92 Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory 93 Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered 94 investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the 95 Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A 96 quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority 97 of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers 98 and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the 99 Advisory Clients. 100 The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold 101 following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding 102 whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may 103 defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to 104 vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section 105 of these policies entitled “Proxy Procedures.” 106 Weight Given Management Recommendations 107 One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company 108 is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor 109 that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not 110 consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is 111 considered on its own merits, and the Investment Managers will not support the position of a company's management in any 112 situation where it determines that the ratification of management's position would adversely affect the investment merits of owning 113 that company's shares. 114 Engagement with Issuers 115 The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making 116 proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in 117 advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers 118 may also engage with management on a range of environmental, social or corporate governance issues throughout the year. 119 THE PROXY GROUP 120 The Proxy Group is part of Franklin Templeton’s Stewardship Team. Full-time staff members and support staff are devoted to proxy 121 voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will 122 review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or 123 other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities 124 are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group 125 will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more 126 Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as 127 presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are 128 responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy 129 statements, their knowledge of the company and any other information publicly available.

130 In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline 131 date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy 132 Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from 133 the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to 134 submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the 135 Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote 136 consistent with the voting recommendations of a Proxy Service or take no action on the meeting. 137 PROXY ADMINISTRATION PROCEDURES 138 Situations Where Proxies Are Not Voted 139 The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant 140 rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting 141 decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy 142 they receive for all domestic and foreign securities. 143 However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not 144 to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too 145 late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) 146 there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a 147 security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, 148 economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; 149 (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on 150 the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory 151 Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due 152 to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment 153 Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or 154 (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. 155 Rejected Votes 156 Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may 157 be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in 158 such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not 159 have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, 160 despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not 161 received, or properly tabulated, by an issuer or the issuer’s agent. 162 Securities on Loan 163 The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies 164 advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or 165 its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best 166 interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall 167 shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for 168 such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations. 169 Split Voting

170 There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within 171 an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position 172 and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding 173 shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of 174 the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a 175 SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts 176 holding the greatest number of shares of the security within the omnibus structure. 177 Bundled Items 178 If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders 179 and the extent that such issues should be subject to separate voting proposals. 180 PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS 181 From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than 182 corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the 183 ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. 184 If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the 185 event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for 186 the reasons described under the section entitled “Proxy Procedures.” 187 In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio 188 managers or research analysts. 189 The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in 190 accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the 191 Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will 192 report such decisions on an annual basis to Advisory Clients as may be required. 193

194 Appendix A 195 These Proxy Policies apply to accounts managed by personnel within Franklin Equity Group, which includes the following 196 Investment Managers: 197 198 Franklin Advisers, Inc. (FAV) 199 Franklin Templeton Institutional, LLC 200 201 The following Proxy Policies apply to FAV only: 202 HOW THE INVESTMENT MANAGERS VOTE PROXIES 203 Proxy Services 204 Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton 205 Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy. 206 207 For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis 208 rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. 209 Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and 210 effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may 211 review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass 212 Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its 213 clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis. 214 215 The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the 216 Investment Manager determines that it would be in the best interests of Advisory Clients. 217

APPENDIX C

Franklin Templeton Investment Solutions Proxy Voting Policies and Procedures

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FRANKLIN TEMPLETON INVESTMENT SOLUTIONS Proxy Voting Policies & Procedures An SEC Compliance Rule Policy and Procedures* March 2024 * Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”). 1 2 3 RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES 4 Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment 5 personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and 6 collectively the "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the 7 Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is 8 owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that 9 has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or 10 recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the 11 voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy 12 Group also provides these services to other advisory affiliates of the Investment Managers. 13 The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, 14 separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have 15 appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or 16 clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee 17 Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants 18 and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary 19 in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly 20 prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on 21 securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be 22 exercised with care, skill, prudence and diligence. 23 In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management 24 Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers 25 indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the 26 solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification 27 received from the Advisory Client. 28 The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe 29 are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary 30 duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory 31 agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the 32 Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also 33 delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to 34 fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an 35 Affiliated Subadviser to manage all or a portion of the assets). 36 HOW THE INVESTMENT MANAGERS VOTE PROXIES 37 Proxy Services 38 All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it 39 in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an 40 unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and 41 vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. 42 These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation,

43 vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers 44 subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and 45 vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its 46 international research. 47 Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy 48 Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider 49 recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, 50 the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, 51 directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests 52 conflict with the interests of Advisory Clients. 53 For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure 54 that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may 55 result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund 56 or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and 57 other factors. 58 59 Conflicts of Interest 60 61 All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, 62 diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general 63 matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin 64 Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an 65 Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer 66 because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) 67 informational barriers exist between the Investment Managers and the Independent Affiliate business units. 68 69 Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s 70 (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or 71 indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. 72 Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor 73 lists, information periodically gathered from directors and officers, and information derived from other sources, including public 74 filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided 75 directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it 76 receives from such parties. 77 Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent 78 Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations 79 of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if 80 management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and 81 (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be 82 voted without regard to these conflict procedures. 83 Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates 84 (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy 85 Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the 86 vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror 87 voting when required pursuant to a fund’s governing documents or applicable law. 88 Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory 89 Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered

90 investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the 91 Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A 92 quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority 93 of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers 94 and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the 95 Advisory Clients. 96 The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold 97 following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding 98 whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may 99 defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to 100 vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section 101 of these policies entitled “Proxy Procedures.” 102 Weight Given Management Recommendations 103 One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company 104 is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor 105 that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not 106 consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is 107 considered on its own merits, and the Investment Managers will not support the position of a company's management in any 108 situation where it determines that the ratification of management's position would adversely affect the investment merits of owning 109 that company's shares. 110 Engagement with Issuers 111 The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making 112 proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in 113 advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers 114 may also engage with management on a range of environmental, social or corporate governance issues throughout the year. 115 THE PROXY GROUP 116 The Proxy Group is part of Franklin Templeton’s Stewardship Team. Full-time staff members and support staff are devoted to proxy 117 voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will 118 review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or 119 other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities 120 are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group 121 will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more 122 Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as 123 presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are 124 responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy 125 statements, their knowledge of the company and any other information publicly available. 126 In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline 127 date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy 128 Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from 129 the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to 130 submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the 131 Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote 132 consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

133 PROXY ADMINISTRATION PROCEDURES 134 Situations Where Proxies Are Not Voted 135 The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant 136 rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting 137 decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy 138 they receive for all domestic and foreign securities. 139 However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not 140 to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too 141 late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) 142 there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a 143 security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, 144 economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; 145 (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on 146 the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory 147 Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due 148 to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment 149 Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or 150 (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. 151 Rejected Votes 152 Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may 153 be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in 154 such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not 155 have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, 156 despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not 157 received, or properly tabulated, by an issuer or the issuer’s agent. 158 Securities on Loan 159 The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies 160 advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or 161 its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best 162 interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall 163 shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for 164 such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations. 165 Split Voting 166 There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within 167 an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position 168 and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding 169 shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of 170 the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a 171 SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts 172 holding the greatest number of shares of the security within the omnibus structure. 173 Bundled Items

174 If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders 175 and the extent that such issues should be subject to separate voting proposals. 176 PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS 177 From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than 178 corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the 179 ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. 180 If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the 181 event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for 182 the reasons described under the section entitled “Proxy Procedures.” 183 In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio 184 managers or research analysts. 185 The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in 186 accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the 187 Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will 188 report such decisions on an annual basis to Advisory Clients as may be required. 189

190 Appendix A 191 These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the 192 following Investment Managers: 193 194 Franklin Advisers, Inc. (FAV) 195 Franklin Advisory Services, LLC (FASL) 196 Franklin Mutual Advisers LLC (FMA) 197 Franklin Templeton Investments Corp. (FTIC) 198 Franklin Templeton Investment Management Limited (FTIML) 199 Templeton Asset Management Ltd. (TAML) 200 201 The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only: 202 203 HOW THE INVESTMENT MANAGERS VOTE PROXIES 204 Proxy Services 205 Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton 206 Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy. 207 208 For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis 209 rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ. 210 Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and 211 effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may 212 review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass 213 Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its 214 clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis. 215 216 In addition, the Investment Managers receive in-house voting research from Franklin Templeton’s Stewardship Team (FT 217 Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the 218 investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there 219 is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the 220 independent vote decision making process, and may reduce reliance on third-party advice for certain votes. 221 222 The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the 223 Investment Manager determines that it would be in the best interests of Advisory Clients. 224 The following Proxy Policies apply to FASL only: 225 HOW THE INVESTMENT MANAGERS VOTE PROXIES 226 Proxy Services 227 Passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF 228 may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included 229 (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the 230 securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage 231 that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the 232 considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the 233 Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability 234 guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the

235 best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of 236 ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its 237 judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a 238 particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the 239 Investment Managers. 240 241 In addition, the investment managers receive in-house voting research from Franklin Templeton’s Stewardship Team (FT 242 Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the 243 investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there 244 is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the 245 independent vote decision making process, and may reduce reliance on third-party advice for certain votes. 246 247 248 249 The following Proxy Policies apply to FTIC, FTIML, and TAML only: 250 251 HOW THE INVESTMENT MANAGERS VOTE PROXIES 252 Proxy Services 253 For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may 254 consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom 255 sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices. 256 The following Proxy Policies apply to FTIC only: 257 RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES 258 To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated 259 Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s 260 portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the 261 Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations. 262

APPENDIX D

Western Asset Management Company, LLC Proxy Voting Policies and Procedures

D-1

Western Asset Management Company, LLC Proxy Voting Policies and Procedures NOTE The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC ("Western Asset" or the "Firm") and all Western Asset affiliates, including Western Asset Management Company Limited ("Western Asset Limited"), Western Asset Management Company Ltd ("Western Asset Japan") and Western Asset Management Company Pte. Ltd. ("Western Asset Singapore"), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate. BACKGROUND An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager. POLICY As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate). In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients. PROCEDURES Responsibility and Oversight The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures. Client Authority The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority. Proxy Gathering Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions. Proxy Voting Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions: • Proxies are reviewed to determine accounts impacted. • Impacted accounts are checked to confirm Western Asset voting authority. • The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

• If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party. • The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group. • Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials. Timing Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes. Recordkeeping Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include: • A copy of Western Asset’s proxy voting policies and procedures. • Copies of proxy statements received with respect to securities in client accounts. • A copy of any document created by Western Asset that was material to making a decision how to vote proxies. • Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests. • A proxy log including: 1. Issuer name; 2. Exchange ticker symbol of the issuer’s shares to be voted; 3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted; 4. A brief identification of the matter voted on; 5. Whether the matter was proposed by the issuer or by a shareholder of the issuer; 6. Whether a vote was cast on the matter; 7. A record of how the vote was cast; and 8. Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices. Disclosure Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request. Conflicts of Interest All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to: 1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company; 2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and 3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders. Voting Guidelines Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process. Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies. Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers. I. Board Approved Proposals The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows: 1. Matters relating to the Board of Directors Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions: a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors. b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director. c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences. d. Votes are cast on a case-by-case basis in contested elections of directors. 2. Matters relating to Executive Compensation Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows: a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution. b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options. c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less. 3. Matters relating to Capitalization The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors. a. Western Asset votes for proposals relating to the authorization of additional common stock. b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits). c. Western Asset votes for proposals authorizing share repurchase programs. 4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions. 5. Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows: a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions. 6. Other Business Matters Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws. b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting. 7. Reporting of Financially Material Information Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. II. Shareholder Proposals SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows: 1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans. 2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals. 3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors. Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives. III. Voting Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines. 1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios. 2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided. IV. Voting Shares of Foreign Issuers In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable. 1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management. 2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees. 3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated. 4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights. V. Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved. As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance. As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures. Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives. Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal. Retirement Accounts For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager. In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX E

Venerable Variable Insurance Trust

Financial Statements

E-1

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Trustees of Venerable Variable Insurance Trust

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Venerable Variable Insurance Trust (the “Trust”) (comprising the Venerable Large Cap Index Fund (the “Fund”)) as of March 1, 2024 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund comprising Venerable Variable Insurance Trust at March 1, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

The financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more Venerable Variable Insurance Trust investment companies since 2024.

Philadelphia, Pennsylvania

May 10, 2024

Venerable Large Cap Index Fund

Statement of Assets and Liabilities

1-Mar-24

Assets:
Cash	$100,000
Total assets	$100,000

Liabilities:
Total liabilities	$0

Net Assets	$100,000

Net Assets consist of:
Paid-in Capital	$100,000
Net Assets	$100,000

Class V Shares Outstanding (unlimited shares authorized)	10,000
Net asset value per share – Class V	$10.00

See accompanying notes to financial statements.

Venerable Large Cap Index Fund

Notes to Financial Statement

March 1, 2024

Note A - Summary of Significant Accounting Policies

Organization

Venerable Large Cap Index Fund (the “Fund”) is a newly organized, diversified, separate operating series of Venerable Variable Insurance Trust (the “Trust”), a Delaware statutory trust since October 2, 2023, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund has had no operations to date, other than those relating to organizational matters and the sale and issuance of 10,000 shares of Class V shares of beneficial interest at an aggregate purchase price of $100,000 ($10.00 per share) to Venerable Holdings, Inc (“Venerable”), owner of Venerable Investment Advisers, LLC (the “Adviser”).

The Fund seeks to replicate the performance of a benchmark index that measures the investment return of large capitalization stocks as closely as possible before the deduction of Fund expenses.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board.

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles (“GAAP”) requires the Adviser to make estimates and assumptions at the date of the financial statement.  Results could differ from those estimates.

Note B – Agreements and Transactions with Affiliates

Investment Adviser

The Trust’s Board of Trustees (“Board”) has approved the appointment of the Adviser as the Fund’s investment manager and approved the terms of an Investment Management Agreement. Under such Investment Advisory Agreement, the Fund would pay the Adviser a fee payable at the annual rate of 0.15% and the Adviser would bear all its costs of providing services to the Fund.

In addition, until August 16, 2026, the Board has approved the terms of an Expense Limitation Agreement under which the Adviser would waive the management fee and/or administrative fee and/or make payments or reimburse the Fund for other operating expenses to the extent the Total Annual Fund Operating Expenses exceed an annual rate of the average daily net assets of 0.51% for Class V shares and 0.28% for Class I shares. Termination or modification of these obligations prior to August 16, 2026, would require approval by the Board. To the extent these obligations terminate or are modified, the Fund's Total Annual Fund Operating Expenses may increase.

There were no fees incurred as of March 1, 2024, relating to these arrangements as the Fund has not commenced operations.

Administrator

The Trust’s Board of Trustees has approved the appointment of the Adviser as the Fund’s administrator (“Administrator”) and approved the terms of an Administrative Services Agreement. Pursuant to the terms of such Administrative Services Agreement, the Administrator would furnish, or arranges for others to furnish, custodial, fund accounting, transfer agency and certain fund sub-administration services. For such administration services, the Fund would pay the Administrator a fee payable at the annual rate of 0.10% of the Fund’s average daily net assets.

Sub-Adviser

The Trust’s Board of Trustees has approved the appointment of Russell Investment Management, LLC (the "Sub-Adviser") to serve as investment sub-adviser to the Fund, subject to the oversight of the Board and the Adviser.

Distributor

The Trust’s Board of Trustees has approved the appointment of Russell Investments Financial Services, LLC (the "Distributor") to serve as the distributor of the Fund. The Distributor is a wholly owned subsidiary of the Sub-Adviser.

The Fund has adopted a Distribution Plan (the “Plan”), in accordance with Rule 12b-1, that authorizes the Fund to pay the Distributor an annual distribution fee of up to 0.30% of the Fund’s average daily net assets attributable to Class V Shares. Under the Plan, payments are made to the Distributor, which then makes payments to financial intermediaries on a quarterly basis as compensation for services the financial intermediaries provide and expenses they bear in connection with promoting, selling, and servicing Class V shares. There is no distribution plan with respect to Class I Shares and the Fund pays no service or distribution fees with respect to those shares.

Custodian and Fund Accountant

State Street Bank and Trust Company ("State Street") serves as the custodian and fund accountant for the Fund. As custodian, State Street is responsible for the safekeeping of the Funds' assets and the appointment of any sub-custodian banks and clearing agencies. As fund accountant, State Street provides basic portfolio recordkeeping required for the Fund for regulatory and financial reporting purposes.

Transfer Agent

Russell Investments Fund Services, LLC (the "Transfer Agent") serves as the transfer and dividend disbursing agent for the Fund. The Transfer Agent does not earn a fee for this service.

Note C – Organization Expenses and Offering Costs

The Adviser has agreed to pay all the Fund’s organizational expenses and offering costs. As a result, organizational expenses and offering costs of the Fund are not reflected in the Fund’s Statement of Assets and Liabilities. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Note D – Capital Share Transactions

The Trust will offer and sell Fund Shares for cash or securities at a price based on the Fund's net asset value per share.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Note E - Federal Income Taxes

In accordance with the Fund’s policy, the Fund intends to qualify for the favorable tax treatment accorded to a regulated investment company ("RIC") under Subchapter M of the Code. By following such policy, the Fund expects that it will not be subject to federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) that is timely distributed to shareholders.

Note F – Subsequent Events

The Fund has evaluated all subsequent events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in this financial statement.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust of Venerable Variable Insurance Trust (the “Registrant” or the “Trust”), dated October 2, 2023, as filed with the State of Delaware on October 2, 2023, is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s initial registration statement on Form N-1A (File Nos. 333-274984 and 811-23910), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-23-109257 on October 16, 2023.

(a)(2)	Declaration of Trust of the Registrant, dated October 2, 2023, is incorporated herein by reference to Exhibit (a)(2) to the Registrant’s initial registration statement on Form N-1A (File Nos. 333-274984 and 811-23910), as filed with the SEC via EDGAR Accession No. 0001104659-23-109257 on October 16, 2023.

(b)	Registrant’s Bylaws, dated October 2, 2023, are incorporated herein by reference to Exhibit (b) to the Registrant’s initial registration statement on Form N-1A (File Nos. 333-274984 and 811-23910), as filed with the SEC via EDGAR Accession No. 0001104659-23-109257 on October 16, 2023.

(c)	Not applicable.

(d)(1)	Form of Investment Management Agreement between the Registrant and Venerable Investment Advisers, LLC is filed herewith.

(d)(2)	Form of Sub-Management and Compliance Services Agreement by and among Venerable Investment Advisers, LLC, the Registrant, Franklin Advisers, Inc., and Russell Investment Management, LLC is filed herewith.

(d)(3)	Form of Sub-Management and Compliance Services Agreement by and among Venerable Investment Advisers, LLC, the Registrant, and Russell Investment Management, LLC is filed herewith.

(d)(4)	Form of Discretionary Portfolio Management Contract between Venerable Investment Advisers, LLC, Franklin Advisers, Inc. and Money Managers is filed herewith.

(d)(5)	Form of Non-Discretionary Money Manager Contract between Franklin Advisers, Inc. and Money Managers is filed herewith.

(d)(6)	Form of Non-Discretionary Portfolio Management Contract between Venerable Investment Advisers, LLC, Russell Investment Management, LLC and Money Managers is filed herewith.

(e)	Form of Distribution Agreement between the Registrant and Russell Investments Financial Services, LLC is filed herewith.

(f)	Not applicable.

(g)	Master Custodian Agreement, dated November 16, 2023, between the Registrant and State Street Bank and Trust Company is filed herewith.

1

(h)(1)	Form of Administrative Services Agreement between the Registrant and Venerable Investment Advisers, LLC is filed herewith.

(h)(2)	Master Accounting Services Agreement, dated November 16, 2023, between the Registrant and State Street Bank and Trust Company is filed herewith.

(h)(3)	Transfer Agency and Service Agreement, dated November 17, 2023, between the Registrant and Russell Investments Fund Services, LLC is filed herewith.

(h)(4)	Form of Expense Limitation Agreement between the Registrant and Venerable Investment Advisers, LLC is filed herewith.

(h)(5)	Form of Fee Waiver Letter Agreement between the Registrant and Russell Investments Financial Services, LLC is filed herewith.

(h)(6)	Form of Fund Participation and Shareholder Services Agreement by and among Venerable Insurance and Annuity Company, Directed Services, LLC, Russell Investments Financial Services, LLC, and the Registrant is filed herewith.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Consent of independent registered public accountants is filed herewith.

(k)	Not applicable.

(l)	Subscription Agreement, dated February 21, 2024, is filed herewith.

(m)	Rule 12b-1 Distribution and Service Plan is filed herewith.

(n)	Rule 18f-3 Multiple Class Plan to be filed is filed herewith.

(o)	Not applicable.

(p)(1)	Form of Code of Ethics of the Registrant is filed herewith.

(p)(2)	Form of Code of Ethics of Venerable Investment Advisers, LLC is filed herewith.

(p)(3)	Code of Ethics of Franklin Advisers, Inc., as revised March 4, 2024, is filed herewith.

(p)(4)	Code of Ethics of Russell Investment Management, LLC, as of January 2024, is filed herewith.

(p)(5)	Code of Ethics of Allspring Global Investments, LLC, effective October 1, 2023, is filed herewith.

(p)(6)	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2023, is filed herewith.

(p)(7)	Code of Ethics of ClearBridge Investments, LLC, amended as of September 9, 2021, is filed herewith.

2

(p)(8)	Code of Ethics of Jacobs Levy Equity Management, Inc., last revised January 2016, is filed herewith.

(p)(9)	Code of Ethics of J.P. Morgan Investment Management Inc., effective April 26, 2023, is filed herewith.

(p)(10)	Code of Ethics of Mar Vista Investment Partners, LLC, dated March 24, 2023, is filed herewith.

(p)(11)	Code of Ethics of Western Asset Management Company, LLC and Western Asset Management Company Limited, dated December 1, 2022, is filed herewith.

(q)	Powers of Attorney are incorporated herein by reference to Exhibit (q) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-274984 and 811-23910), as filed with the SEC via EDGAR Accession No. 0001104659-24-045382 on April 10, 2024.

EX-110.INS	XBRL Instance Document – the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

Article IX, Sections 9.5 and 9.6 of the Registrant’s Declaration of Trust state:

Section 9.5.  Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

3

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9.6.  Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and other Connections of the Investment Adviser, Sub-Adviser and Money Managers

Venerable Investment Advisers, LLC (the “Adviser”), principally located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19317, serves as investment adviser for each series of the Trust.

Franklin Advisers, Inc. (“FT”), principally located at One Franklin Parkway, San Mateo, California 94403-190, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as sub-adviser for the Trust’s Venerable High Yield Fund, Venerable Strategic Bond Fund, and Venerable US Large Cap Strategic Equity Fund. FT is a wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”). The officers and directors of FT also serve as officers and/or directors for (1) Resources, and/or (2) investment vehicles, including mutual funds, closed-end funds and exchange-traded funds sponsored by Resources and its subsidiaries.

Russell Investment Management, LLC (“RIM”), principally located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as sub-adviser for the Trust’s Venerable High Yield Fund, Venerable Large Cap Index Fund, Venerable Moderate Allocation Fund, Venerable Strategic Bond Fund, Venerable US Large Cap Core Equity Fund, and Venerable US Large Cap Strategic Equity Fund.

Allspring Global Investments, LLC (“Allspring”), principally located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable US Large Cap Core Equity Fund.

Brandywine Global Investment Management, LLC (“Brandywine Global”), principally located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable US Large Cap Strategic Equity Fund. Brandywine Global is an indirect wholly-owned subsidiary of Resources.

ClearBridge Investments, LLC (“ClearBridge”), principally located at 620 8th Avenue, 48th Floor, New York, New York 10018, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable US Large Cap Strategic Equity Fund. ClearBridge is an indirect wholly-owned subsidiary of Resources.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), principally located at 100 Campus Drive, Florham Park, New Jersey 07932, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable US Large Cap Core Equity Fund.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), principally located at 383 Madison Avenue, New York, New York 10179-0001, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable US Large Cap Core Equity Fund.

Mar Vista Investment Partners, LLC (“Mar Vista”), principally located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable US Large Cap Core Equity Fund.

Western Asset Management Company, LLC (“Western Asset Management Company”), principally located at 385 East Colorado Boulevard, Pasadena, California, 91101, is a registered investment adviser under the

5

Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable Strategic Bond Fund. Western Asset Management Company is an indirect, wholly-owned subsidiary of Resources.

Western Asset Management Company Limited (“Western Asset Management Company Limited”), principally located at 10 Exchange Square, 10th Floor, Primrose Street, London, EC2A 2EN, United Kingdom, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as money manager for the Trust’s Venerable Strategic Bond Fund. Western Asset Management Company Limited is an indirect, wholly-owned subsidiary of Resources.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser, FT, RIM, Allspring, Brandywine Global, ClearBridge, Jacobs Levy, J.P. Morgan, Mar Vista, Western Asset Management Company, and Western Asset Management Company Limited is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Adviser

Name and Position with Adviser	Position with Other Company	Connection with Other Company
Timothy Brown, President	Joined the Adviser in 2023 and also serves as Executive Vice President, Chief Legal Officer of VA Capital Company LLC, Venerable Holdings, Inc., Venerable Insurance and Annuity Company, Corporate Solutions Life Reinsurance Company, Rocky Range, Inc., and VIAC Services Company. Previously served as President, Chief Executive Officer, Chief Legal Officer and Secretary of Corporate Solutions Life Reinsurance Company and Venerable Insurance and Annuity Company (December 2022 – February 2024).	Employment
Michal Levy, Head of the Adviser	Joined the Adviser in 2023 and also serves as Senior Vice President of Venerable and Head of VIA. Previously served as Director (December 2014 to August 2023), President (December 2021 to August 2023) and Chief Operating Officer (March 2017 to August 2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment	Employment

6

Name and Position with Adviser	Position with Other Company	Connection with Other Company
Management, LLC (January 2023 – August 2023).
Kristina Magolis, General Counsel and Secretary	Joined the Adviser in 2023 also serves as Vice President, Deputy General Counsel of Venerable. Previously served as Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC (January 2023 – November 2023); employee of Equitable Financial (October 2022 – November 2023); and Vice President, Legal and Compliance, Morgan Stanley Investment Management (August 2017 – September 2022).	Employment
Adrea Scaramucci, Chief Compliance Officer	Joined the Adviser in 2023 and also serves as Senior Vice President of Venerable. Previously served as outsourced Chief Compliance Officer for multiple clients of ACA Global (January 2021 - July 2023).	Employment
John Bruggeman, Fund Administration Manager	Joined the Adviser in 2024 and also serves as Fund Administration Manager of Venerable. Previously served as Vice President, Senior Group Manager, BNY Mellon (July 2010 – November 2022).	Employment
Anthony DiOstillio, Senior Portfolio Manager	Joined the Adviser in 2023 and also serves as Assistant Vice President and Senior Portfolio Manager of Venerable. Previously served as Senior Portfolio Strategist at SEI Investments (June 2019 – December 2023).	Employment
Richard Gelfand, Chief Financial Officer and Assistant Secretary	Joined the Adviser in 2023 and also serves as Vice President, Venerable Holdings, Inc., Vice President, Venerable Insurance and Annuity Company, Vice President, Corporate Solutions Life Reinsurance Company, Vice President, Rocky Range, Inc., Vice President, VIAC	Employment

7

Name and Position with Adviser	Position with Other Company	Connection with Other Company
Services Company, Chief Financial Officer, Treasurer and Assistant Secretary, Directed Services LLC.
Ross Boudiab, Treasurer	Joined the Adviser in 2023 and also serves as Vice President, Treasurer of Venerable. Previously served as Assistant Treasurer at Corebridge Financial.	Employment

FT

To the knowledge of the Registrant, the directors and officers of FT have not been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years.

RIM

To the knowledge of the Registrant, the directors and officers of RIM have not been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Allspring

To the knowledge of the Registrant, the directors and officers of Allspring have not been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years.

Brandywine

To the knowledge of the Registrant, the directors and officers of Brandywine have not been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

ClearBridge

To the knowledge of the Registrant, the directors and officers of ClearBridge have not been engaged in any business, profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies.

Jacobs Levy

To the knowledge of the Registrant, the directors and officers of Jacobs Levy have not been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

8

J.P. Morgan

The business or other connections of each director and officer of J.P. Morgan is currently listed in J.P. Morgan’s investment advisor registration on Form ADV (File No. 801-21011) and is incorporated herein by reference.

Mar Vista

The business or other connections of each director and officer of Mar Vista is currently listed in Mar Vista’s investment advisor registration on Form ADV (File No. 801-68369) and is incorporated herein by reference.

Western Asset Management Company

Name and Position with Western Asset Management Company	Position with Other Company	Connection with Other Company
James William Hirschmann Director, Chief Executive Officer and President	None	Not applicable.
Marzo Bernardi Director of Client Service and Marketing	None	Not applicable.
Jennifer Morrow Johnson Non-Employee Director	None	Not applicable.
Matthew Nicholls Non-Employee Director	None	Not applicable.
Jed Andrew Plafker Non-Employee Director	None	Not applicable.
Courtney Ann Hoffmann General Counsel and Secretary	Joined Western Asset Management Company in 2022 and previously served as Deputy General Counsel of Jackson Financial, Inc.	Employment
Daniel Everett Giddings Global Chief Compliance Officer	None	Not applicable.
Connie Sue Fischer Director of Portfolio Operations	Joined Western Asset Management Company in 2023 and previously served as Co-Head of Investment Sectors with Guggenheim Partners	Employment
Michael Carlton Buchanan Director and Co-Chief Investment Officer	None	Not applicable.

Western Asset Management Company Limited

To the knowledge of the Registrant, during the last two fiscal years, the directors and officers of Western Asset Management Company Limited have not been engaged in any business, profession, vocation or

9

employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies.

Item 32.	Principal Underwriters

Item 32(a)	Russell Investments Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Russell Investment Company

Russell Investment Funds

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name	Principal Business Address	Position with Underwriter	Position with Registrant
Mary Beth Rhoden Albaneze	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Secretary	None
Carla L. Anderson	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Assistant Secretary	None
Steve Belgrad	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Chief Financial Officer	None
Andrea Hood	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Assistant Secretary	None
Brad Jung	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Chairman and President	None
David A. Malkin	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Assistant Secretary	None
Peter Mortensen	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Chief Risk Officer	None
Greg Moye	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Anti-Money Laundering Chief Compliance Officer	None
Aaron Ostrovsky	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Assistant Secretary	None
Kari Seabrands	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Director	None

10

Name	Principal Business Address	Position with Underwriter	Position with Registrant
David Siegel	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Financial and Operations Principal; Finance Director	None
Howard Surloff	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	Director	None
Cheryl Wichers	1301 Second Avenue, 18th Floor, Seattle, Washington 98101	U.S. Broker Dealer Chief Compliance Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Venerable Investment Advisers, LLC

1475 Dunwoody Drive, Suite 200

West Chester, Pennsylvania 19380

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-190

Russell Investment Management, LLC

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

Allspring Global Investments, LLC

1415 Vantage Park Drive, 3rd Floor

Charlotte, North Carolina 28203

Brandywine Global Investment Management, LLC

1735 Market Street, Suite 1800

Philadelphia, Pennsylvania 19103

ClearBridge Investments, LLC

620 8th Avenue, 48th Floor

New York, New York 10018

Jacobs Levy Equity Management, Inc.

100 Campus Drive

Florham Park, New Jersey 07932

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, New York 10179-0001

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Mar Vista Investment Partners, LLC

11150 Santa Monica Boulevard, Suite 320

Los Angeles, California 90025

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, California, 91101

Western Asset Management Company Limited

10 Exchange Square, 10th Floor

Primrose Street

London, EC2A 2EN

Russell Investments Financial Services, LLC

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

State Street Bank and Trust Company

1 Congress Street

Boston, Massachusetts 02114

Russell Investments Fund Services, LLC

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of West Chester and State of Pennsylvania, on this 10th day of May 2024.

Venerable Insurance Trust

By:	/s/ Michal Levy
Michal Levy Chief Executive Officer (Principal Executive Officer) and President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Sherilyn Anderson*	Member of the Board of Trustees	May 10, 2024
Sherilyn Anderson

/s/ Timothy Brown*	Member of the Board of Trustees	May 10, 2024
Timothy Brown

/s/ John Guy*	Member of the Board of Trustees	May 10, 2024
John Guy

/s/ Michal Levy*	Member of the Board of Trustees, Chief Executive Officer (Principal Executive Officer) and President	May 10, 2024
Michal Levy

/s/ Julian Sluyters*	Member of the Board of Trustees	May 10, 2024
Julian Sluyters

/s/ Ross Erickson*	Treasurer (Principal Financial Officer) and Secretary	May 10, 2024
Ross Erickson

/s/ Kristina Magolis

* Kristina Magolis, Attorney-in-Fact, pursuant to the powers of attorney filed as Exhibit (q) to the Registrant’s Registration Statement.

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Exhibit Index

Exhibit Number	Exhibit Name

EX-99.D1	Form of Investment Advisory Agreement between the Registrant and Venerable Investment Advisers, LLC

EX-99.D2	Form of Sub-Management and Compliance Services Agreement by and among Venerable Investment Advisers, LLC, the Registrant, Franklin Advisers, Inc., and Russell Investment Management, LLC

EX-99.D3	Form of Sub-Management and Compliance Services Agreement by and among Venerable Investment Advisers, LLC, the Registrant, and Russell Investment Management, LLC

EX-99.D4	Form of Discretionary Portfolio Management Contract between Venerable Investment Advisers, LLC, Franklin Advisers, Inc. and Money Managers

EX-99.D5	Form of Non-Discretionary Money Manager Contract between Franklin Advisers, Inc. and Money Managers

EX-99.D6	Form of Non-Discretionary Portfolio Management Contract between Venerable Investment Advisers, LLC, Russell Investment Management, LLC and Money Managers

EX-99.E	Form of Distribution Agreement between the Registrant and Russell Investments Financial Services, LLC

EX-99.G	Master Custodian Agreement, dated November 16, 2023, between the Registrant and State Street Bank and Trust Company

EX-99.H1	Form of Administrative Services Agreement between the Registrant and Venerable Investment Advisers, LLC

EX-99.H2	Master Accounting Services Agreement, dated November 16, 2023, between the Registrant and State Street Bank and Trust Company

EX-99.H3	Transfer Agency and Services Agreement, dated November 16, 2023, between the Registrant and Russell Investments Fund Services, LLC

EX-99.H4	Form of Expense Limitation Agreement between the Registrant and Venerable Investment Advisers, LLC

EX-99.H5	From of Fee Waiver Letter Agreement between the Registrant and Russell Investments Financial Services, LLC

EX-99.H6	Form of Fund Participation Agreement by and among Venerable Insurance and Annuity Company, Directed Services, LLC, Russell Investments Financial Services, LLC, and the Registrant

EX-99.I	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

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EX-99.J	Consent of independent registered public accountants

EX-99.L	Subscription Agreement, dated February 21, 2024

EX-99.M	Rule 12b-1 Distribution and Service Plan

EX-99.N	Rule 18f-3 Multiple Class Plan

EX-99.P1	Form of Code of Ethics of the Registrant

EX-99.P2	Form of Code of Ethics of Venerable Investment Advisers, LLC

EX-99.P3	Code of Ethics of Franklin Advisers, Inc., as revised March 4, 2024

EX-99.P4	Code of Ethics of Russell Investment Management, LLC, as of January 2024

EX-99.P5	Code of Ethics of Allspring Global Investments, LLC, effective October 1, 2023

EX-99.P6	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2023

EX-99.P7	Code of Ethics of ClearBridge Investments, LLC, amended as of September 9, 2021

EX-99.P8	Code of Ethics of Jacobs Levy Equity Management, Inc., last revised January 2016

EX-99.P9	Code of Ethics of J.P. Morgan Investment Management Inc., effective April 26, 2023

EX-99.P10	Code of Ethics of Mar Vista Investment Partners, LLC, dated March 24, 2023

EX-99.P11	Code of Ethics of Western Asset Management Company, LLC and Western Asset Management Company Limited, dated December 1, 2022

EX-110.INS	XBRL Instance Document – the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

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